UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4503

Aquila Municipal Trust

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code:
(212) 697-6666

Date of fiscal year end: 03/31/21

Date of reporting period: 09/30/21

FORM N-CSRS

ITEM 1. REPORTS TO STOCKHOLDERS

Semi-Annual Report September 30, 2021

Aquila Churchill Tax-Free Fund of Kentucky Interest Rates: Lower for Longer? Serving Kentucky investors since 1987

November, 2021

Dear Fellow Shareholder:

The municipal bond market remains focused on key factors that drive interest rates, which is generally paramount on the minds of municipal bond investors. Included in these factors are Federal monetary and fiscal policies, both of which can have a direct impact on interest rates and, in turn, bond prices. So, what does this mean and how might it impact the municipal bond market and, specifically, your Fund?

Federal Reserve Tapering and Interest Rates

Much of the Federal Reserve (the “Fed”) activity and overall monetary policy is data dependent. The Fed carefully analyzes economic data and monitors current and projected growth. At its Federal Open Market Committee (“FOMC”) meeting in September, the Fed announced that it was preparing to reduce the pace of its monthly bond purchases, a process referred to as “tapering.” That is, tapering the pace of quantitative easing, also known as “QE,” which has been the Fed’s recent monetary policy to help stimulate U.S. economic growth in the wake of the ongoing pandemic. This announcement signaled the beginning of a shift in policy and prompted a change in market sentiment. In early November, the Fed announced that the tapering would begin “later this month” with reductions of $15 billion each month – $10 billion in U.S. Treasuries and $5 billion in mortgage-backed securities – from the current $120 billion a month that the Fed had been buying to reduce outstanding debt. The FOMC also voted to keep the 0%-0.25% target range of the federal funds rate, which affects the general level of interest rates and, subsequently, bond yields. The FOMC stressed that investors should not view the reduction in purchases as a signal that rate hikes are imminent. Officials have said they don’t envision rate hikes will begin until tapering is finished, which based on the current schedule will conclude around July, 2022.

The Potential Impact on Municipal Bond Yields

Much of the municipal bond market’s activity is influenced by the U.S. Treasury market, as determined by the yield ratio of municipal bonds to U.S. Treasury bonds. Municipal/Treasury ratios compare the current yield of municipal bonds to U.S. Treasury bonds and are used to help assess relative value. These ratios neared historical high levels in 2020, fueled by pandemic-related credit fears, only to reverse course during 2021. From a municipal bond perspective, current Municipal/Treasury ratios may generally be considered favorable in terms of offering enhanced relative value.

NOT A PART OF THE SEMI-ANNUAL REPORT

Although yields on municipal bonds have drifted upward, they continue to hover near historical lows. Fixed income investors still find themselves in a low interest rate environment, wondering when they may see more of an opportunity to earn attractive yields on their investments.

While uncertainty remains in terms of when longer term rates may rise, it is important to remember that all too often investors get caught in the trap of trying to “time the market.” Very few people are consistently right in calling securities market or interest rate movements.

Instead of concentrating on what the market is or isn’t doing, we believe:

•	It is prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk. We generally recommend working with a financial professional to develop an asset allocation model to best address these important factors.
•	Actively managed mutual funds may play an important role in your asset allocation model. Fund portfolio managers actively manage fund holdings over time, implementing various strategies based on market expectations that may mitigate the impact of market volatility. For example, fund holdings may be altered by quality rating (with a goal to manage credit risk that may increase with rising rates), as well as by maturity date and coupon (thereby adjusting portfolio duration, or the sensitivity of the fund to movements in interest rates – lower portfolio duration reduces sensitivity to changes in rates).
•	Dollar-cost averaging may also be an important part of your investment plan. Investing a set amount of money on a regular basis regardless of whether the market is up or down removes timing the market from your investment equation. This approach doesn’t guarantee a profit on your shares, nor will it protect against a loss if you redeem your investment in a declining market. However, it generally provides a balanced outcome over the longer term. When interest rates increase and share prices decline, as is bound to happen at some point, you may view that downturn as an opportunity to acquire more shares at a lower price.

The Aquila Advantage

Aquila Group of Funds’ portfolio management teams are locally-based in the states where they invest, providing a distinct advantage that is a hallmark of our investment process. By having an up-close perspective on the economy and bond issuers in their local municipalities, cities and states, our Fund managers are able to gain valuable insights into what’s happening “on the ground” and optimize the investment decision-making process.

NOT A PART OF THE SEMI-ANNUAL REPORT

Our investment professionals draw upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities. Today’s investment landscape is no exception. Regardless of Federal monetary policy and the direction of interest rates, each of our municipal bond funds is actively managed, consistently maintaining broadly diversified, high-quality portfolios, generally with an intermediate average maturity. We remain committed to effective risk management, seeking to provide our shareholders with an appropriate level of risk-adjusted returns.

As always, thank you for being a valued shareholder of Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Rates of inflation have recently risen. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (4.5%)	Ratings Moody’s, S&P and Fitch	Value
	Bowling Green, Kentucky
$ 1,605,000	2.000%, 09/01/44 Series 2021A	Aa1/NR/NR	$ 1,498,685
	Lexington-Fayette Urban County, Kentucky
3,600,000	4.000%, 09/01/29	Aa2/AA/NR	3,956,004
	Newport, Kentucky
620,000	2.000%, 02/01/38 Series 2021 AGMC Insured	NR/AA/NR	602,956
	Rowan County, Kentucky
835,000	4.000%, 06/01/30 AGMC Insured	A1/AA/NR	951,299
865,000	4.000%, 06/01/31 AGMC Insured	A1/AA/NR	982,251
	Warren County, Kentucky
695,000	1.750%, 12/01/35 Series 2020	Aa1/NR/NR	665,247
	Total General Obligation Bonds		8,656,442

	Revenue Bonds (80.9%)
	State Agency (24.3%)
	Kentucky Asset & Liability Commission Federal Highway Notes
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,184,240
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,254,640
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,164,230
	Kentucky Rural Water Finance Corp.
200,000	4.375%, 08/01/22 NPFG Insured	Baa2/A+/NR	200,498
240,000	4.500%, 08/01/23 NPFG Insured	Baa2/A+/NR	240,605
255,000	4.500%, 08/01/24 NPFG Insured	Baa2/A+/NR	255,658
290,000	4.500%, 08/01/27 NPFG Insured	Baa2/A+/NR	290,673
245,000	4.600%, 08/01/28 NPFG Insured	Baa2/A+/NR	245,564
315,000	4.625%, 08/01/29 NPFG Insured	Baa2/A+/NR	315,690
310,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	310,660
240,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	240,511
435,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	440,024
450,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	455,139
465,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	470,273
490,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	495,542
265,000	2.000%, 02/01/35 Series 2020I	NR/A+/NR	259,358
475,000	2.000%, 02/01/36 Series 2020I	NR/A+/NR	460,042
280,000	2.000%, 02/01/37 Series 2020I	NR/A+/NR	267,490

1  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	State Agency (continued)
	Kentucky Asset & Liability Commission Federal Highway Notes (continued)
$ 615,000	3.000%, 08/01/31 Series 2021D†††	NR/A+/NR	$ 674,753
625,000	3.000%, 08/01/32 Series 2021D†††	NR/A+/NR	683,062
580,000	3.000%, 08/01/33 Series 2021D†††	NR/A+/NR	632,780
	Kentucky State Office Building COP
2,250,000	4.000%, 04/15/27	A1/NR/NR	2,599,583
1,640,000	5.000%, 06/15/34	A1/NR/NR	1,878,522
	Kentucky State Property and Buildings Commission
625,000	4.000%, 04/01/26 Project 105	A2/A-/A+	656,794
655,000	4.000%, 04/01/27 Project 105	A2/A-/A+	687,612
770,000	5.000%, 08/01/23 Project 108	A1/A-/A+	837,213
3,000,000	5.000%, 08/01/33 Project 108	A1/A-/A+	3,463,320
5,000,000	5.000%, 08/01/32 Project 110	A1/A-/A+	5,775,250
2,040,000	5.000%, 11/01/27 Project 112	A1/A-/A+	2,460,546
1,425,000	5.000%, 11/01/28 Project 112	A1/A-/A+	1,715,515
2,500,000	5.000%, 02/01/31 Project 112	A1/A-/A+	2,931,150
1,400,000	4.000%, 10/01/30 Project 114	A1/A-/A+	1,589,196
1,000,000	5.000%, 04/01/23 Project 115	A1/A-/A+	1,071,610
1,000,000	5.000%, 04/01/29 Project 115	A1/A-/A+	1,208,470
2,000,000	5.000%, 05/01/30 Project 117	A1/NR/A+	2,410,040
500,000	5.000%, 05/01/36 Project 117	A1/NR/A+	595,955
1,490,000	5.000%, 05/01/24 Project 119	A1/A-/A+	1,664,434
1,015,000	5.000%, 05/01/25 Project 119	A1/A-/A+	1,173,198
1,000,000	5.000%, 02/01/28 Project 121	A1/NR/A+	1,238,170
	Total State Agency		46,498,010

	Airports (3.6%)
	Louisville, Kentucky Regional Airport Authority
2,070,000	5.000%, 07/01/23 AMT	NR/A/A+	2,233,882
2,325,000	5.000%, 07/01/26 AMT	NR/A/A+	2,598,815
1,895,000	5.000%, 07/01/27 Series A AMT	NR/A/A+	2,118,174
	Total Airports		6,950,871

2  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	City (1.2%)
	River City Parking Authority of River City, Inc., Kentucky First Mortgage Refunding
$ 780,000	2.000%, 12/01/33 Series 2021A	Aa3/AA-/NR	$ 777,520
800,000	2.000%, 12/01/34 Series 2021A	Aa3/AA-/NR	787,112
810,000	2.000%, 12/01/35 Series 2021A	Aa3/AA-/NR	787,782
	Total City		2,352,414

	City & County (0.5%)
	Louisville & Jefferson County Visitors & Convention Commission (Kentucky International Convention Center Expansion Project)
1,000,000	3.125%, 06/01/41 Series 2016	Aa3/A/NR	1,016,240

	Excise Tax (1.0%)
	Kentucky Bond Development Corp. Transient Room Tax Revenue (Lexington Center Corporation) Subordinate
1,585,000	5.000%, 09/01/27 Series 2018B	A3/NR/NR	1,937,662

	Healthcare (7.0%)
	City of Ashland, Kentucky, Medical Center (King's Daughter)
460,000	5.000%, 02/01/31 Series 2019	Baa2/BBB-/BBB+	571,996
450,000	5.000%, 02/01/32 Series 2019	Baa2/BBB-/BBB+	557,401
	Louisville & Jefferson County, Kentucky Metropolitan Government Health System, Norton Healthcare, Inc.
2,710,000	5.000%, 10/01/27 Series A	NR/A/A+	2,951,759
3,500,000	5.000%, 10/01/31 Series A	NR/A/A+	4,174,310
2,610,000	3.000%, 10/01/43 Series A	NR/A/A+	2,725,936
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Laundry Facility Project
695,000	4.250%, 05/01/23 Series 2012	NR/BBB+/NR	722,619

3  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Healthcare (continued)
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Steam & Chilled Water Plant Project
$ 915,000	4.250%, 05/01/22 Series 2012A	NR/BBB+/NR	$ 934,517
	Warren County, Kentucky, Warren County Community Hospital Corp.
680,000	4.000%, 10/01/29	NR/A+/NR	698,197
	Total Healthcare		13,336,735

	Higher Education (13.5%)
	Boyle County, Kentucky Educational Facilities Refunding, Series 2017 (Centre College)
2,050,000	5.000%, 06/01/28	A3/A/NR	2,476,994
1,000,000	5.000%, 06/01/29	A3/A/NR	1,201,270
	Eastern Kentucky University General Receipts
1,250,000	4.000%, 10/01/27	A1/A-/NR	1,250,000
1,230,000	5.000%, 10/01/30 Series A	A1/NR/NR	1,494,475
870,000	4.500%, 04/01/32 Series A	A1/NR/NR	966,457
	Kentucky Bond Development Corp. Educational Facilities, City of Danville (Centre College)
305,000	4.000%, 06/01/34 Series 2021	A3/A/NR	364,771
	Kentucky Bond Development Corp. Educational Facilities Revenue Refunding, City of Stamping Ground (Transylvania University Project)
430,000	3.000%, 03/01/38 Series 2021A	NR/A-/NR	455,211
	Kentucky Bond Development Corp. Industrial Building Revenue, City of Stamping Ground (Transylvania University Project)
510,000	4.000%, 03/01/33 Series 2019B	NR/A-/NR	578,427
610,000	4.000%, 03/01/34 Series 2019B	NR/A-/NR	690,050

4  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Kentucky State University COP
$ 300,000	4.000%, 11/01/34 Series 2021 BAMI Insured	NR/AA/NR	$ 358,452
310,000	4.000%, 11/01/36 Series 2021 BAMI Insured	NR/AA/NR	368,544
740,000	4.000%, 11/01/38 Series 2021 BAMI Insured	NR/AA/NR	874,340
	Louisville & Jefferson County, Kentucky Metropolitan Government College Improvement (Bellarmine University Project)
2,270,000	5.000%, 05/01/33	Baa3/NR/NR	2,573,295
	Morehead State University, Kentucky General Receipts
1,000,000	5.000%, 04/01/29 Series A	A1/NR/NR	1,139,510
1,000,000	4.000%, 04/01/31 Series A	A1/NR/NR	1,099,680
	Murray State University Project, Kentucky General Receipts
1,850,000	4.500%, 03/01/30 Series A	A1/NR/NR	2,069,040
	Northern Kentucky University, Kentucky General Receipts
990,000	3.000%, 09/01/40 Series A AGMC Insured	A1/AA/NR	1,019,433
	University of Kentucky COP
1,000,000	4.000%, 05/01/39 2011 Series 2019A	Aa3/AA-/NR	1,145,550
	University of Kentucky, Kentucky General Receipts
2,715,000	3.000%, 04/01/39 Series A	Aa2/AA/NR	2,875,158
	University of Louisville, Kentucky General Receipts
1,235,000	3.000%, 09/01/32 Series 2021B BAMI Insured	A1/AA/NR	1,354,956
1,275,000	3.000%, 09/01/33 Series 2021B BAMI Insured	A1/AA/NR	1,389,444
	Total Higher Education		25,745,057

5  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Housing (0.6%)
	Kentucky Housing Multifamily Mortgage Revenue
$ 1,085,000	5.000%, 06/01/35 AMT	NR/NR/NR*	$ 1,087,127

	Local Public Property (5.7%)
	Jefferson County, Kentucky Capital Projects
1,950,000	4.375%, 06/01/24 AGMC Insured	A1/NR/AA+	1,956,064
1,640,000	4.375%, 06/01/28 AGMC Insured	A1/NR/AA+	1,644,707
1,070,000	4.375%, 06/01/27 Series A AGMC Insured	A1/NR/AA+	1,073,146
	Kentucky Association of Counties Finance Corp. Financing Program
515,000	4.000%, 02/01/25	NR/AA-/NR	521,165
30,000	4.250%, 02/01/24 Series A	NR/AA-/NR	30,094
350,000	4.000%, 02/01/22 Series B	NR/AA-/NR	354,214
345,000	5.000%, 02/01/24 Series B	NR/AA-/NR	380,652
365,000	5.000%, 02/01/25 Series B	NR/AA-/NR	417,264
385,000	5.000%, 02/01/26 Series B	NR/AA-/NR	453,830
380,000	3.000%, 02/01/30 Series C	NR/AA-/NR	420,744
1,210,000	3.000%, 02/01/38 Series E	NR/AA-/NR	1,293,635
	Kentucky Bond Corp. Financing Program
575,000	2.000%, 02/01/37 First Series A	NR/AA-/NR	536,377
590,000	2.000%, 02/01/38 First Series A	NR/AA-/NR	546,594
600,000	2.000%, 02/01/39 First Series A	NR/AA-/NR	550,440
730,000	3.000%, 02/01/41 Series F	NR/AA-/NR	770,457
	Total Local Public Property		10,949,383

	School Building (12.8%)
	Bullitt County, Kentucky School District Finance Corp.
970,000	1.875%, 12/01/36 Series 2020	A1/NR/NR	955,654
	Fayette County, Kentucky School District Finance Corp.
3,000,000	5.000%, 08/01/31	Aa3/AA-/NR	3,467,100
	Franklin County, Kentucky School District Finance Corp.
1,135,000	4.000%, 04/01/24 Second Series	A1/NR/NR	1,232,167

6  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School Building (continued)
	Hopkins County, Kentucky School District Finance Corp.
$ 1,500,000	2.000%, 02/01/39 Series 2021	A1/NR/NR	$ 1,447,335
	Jefferson County, Kentucky School District Finance Corp.
805,000	5.000%, 04/01/28 Series A	Aa3/AA-/NR	919,906
1,075,000	4.500%, 04/01/32 Series A	Aa3/AA-/NR	1,207,924
4,000,000	4.000%, 07/01/26 Series B	Aa3/AA-/NR	4,234,880
1,655,000	4.000%, 11/01/29 Series C	Aa3/AA-/NR	1,769,261
	Lewis County, Kentucky School District Finance Corp.
1,600,000	2.000%, 02/01/39 Series 2021	A1/NR/NR	1,472,640
	Logan County, Kentucky School District Finance Corp., Energy Conservation Revenue Bonds
575,000	4.000%, 04/01/33 Series 2016	A1/NR/NR	640,412
615,000	4.000%, 04/01/34 Series 2016	A1/NR/NR	684,809
	Shelby County, Kentucky School District Finance Corp. School Building
3,200,000	4.000%, 02/01/28	A1/NR/NR	3,678,208
2,440,000	4.000%, 02/01/29	A1/NR/NR	2,802,072
	Total School Building		24,512,368

	Student Loan (2.2%)
	Kentucky Higher Education Student Loan
1,440,000	5.000%, 06/01/22 Senior Series A AMT	NR/AAA/A	1,483,675
400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	443,528
600,000	5.000%, 06/01/26 Senior Series A AMT	NR/A/A	699,318
75,000	3.000%, 06/01/29 Senior Series A AMT	NR/A/A	75,060
500,000	4.000%, 06/01/34 Senior Series A AMT	NR/A/A	529,525
750,000	5.000%, 06/01/28 Senior Series 2019A-1 AMT	NR/A/A	889,950
	Total Student Loan		4,121,056

7  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Turnpike/Highway (6.1%)
	Kentucky State Turnpike Authority
$ 4,030,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	$ 4,648,444
1,200,000	5.000%, 07/01/31 Series A†††	Aa3/NR/NR	1,599,156
1,715,000	5.000%, 07/01/31 Series B	Aa3/A-/NR	2,030,268
2,925,000	5.000%, 07/01/33 Series B	Aa3/A-/NR	3,460,889
	Total Turnpike/Highway		11,738,757

	Utilities (2.4%)
	Louisville & Jefferson County, Kentucky Metropolitan Sewer District
500,000	5.000%, 05/15/28 Series A	Aa3/AA/AA-	502,730
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	2,149,862
1,000,000	2.250%, 05/15/44 Series A	Aa3/AA/NR	966,000
	Northern Kentucky Water District
1,000,000	5.000%, 02/01/26	Aa2/NR/NR	1,015,590
	Total Utilities		4,634,182
	Total Revenue Bonds		154,879,862

	Pre-Refunded\Escrowed to Maturity Bonds (12.0%)††
	Pre-Refunded\Escrowed to Maturity Revenue Bonds (12.0%)
	State Agency (1.4%)
	Kentucky State Property and Buildings Commission
1,000,000	5.000%, 10/01/25	A1/A-/A+	1,094,310
1,500,000	5.000%, 10/01/29 Project 106	A1/A-/A+	1,641,465
	Total State Agency		2,735,775

	Airports (1.5%)
	Lexington-Fayette Urban County Airport Board, Kentucky
1,555,000	5.000%, 07/01/28 2012 Series A AMT	Aa2/AA/NR	1,610,047
400,000	5.000%, 07/01/29 2012 Series A AMT	Aa2/AA/NR	414,160
750,000	5.000%, 07/01/31 2012 Series A AMT	Aa2/AA/NR	776,550
	Total Airports		2,800,757

8  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	City (0.6%)
	River City Parking Authority of River City, Inc., Kentucky First Mortgage
$ 1,000,000	4.750%, 06/01/27 2013 Series B	Aa3/AA-/NR	$ 1,075,460

	Healthcare (3.9%)
	Hardin County, Kentucky, Hardin Memorial Hospital
735,000	5.500%, 08/01/22 AGMC Insured ETM	A2/AA/NR	766,656
675,000	5.500%, 08/01/23 AGMC Insured ETM	A2/AA/NR	738,308
500,000	5.250%, 08/01/24 AGMC Insured	A2/AA/NR	544,625
	Warren County, Kentucky, Warren County Community Hospital Corp.
4,975,000	5.000%, 04/01/28	NR/A+/NR	5,327,379
	Total Healthcare		7,376,968

	School Building (1.4%)
	Fayette County, Kentucky School District Finance Corp.
1,000,000	5.000%, 10/01/27 Series A	Aa3/AA-/NR	1,094,310
	Franklin County, Kentucky School District Finance Corp.
1,560,000	4.000%, 06/01/29	A1/NR/NR	1,598,766
	Total School Building		2,693,076

	Turnpike/Highway (3.2%)
	Kentucky State Turnpike Authority
5,000,000	5.000%, 07/01/29 Series A	Aa3/A-/A+	5,180,800
1,000,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	1,036,160
	Total Turnpike/Highway		6,216,960
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		22,898,996
	Total Pre-Refunded\Escrowed to Maturity Bonds		22,898,996
	Total Municipal Bonds (cost $178,090,128)		186,435,300

9  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Shares	Short-Term Investment (3.5%)	Ratings Moody’s, S&P and Fitch	Value
6,739,816	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%** (cost $6,739,816)	Aaa-mf/AAAm/NR	$ 6,739,816

	Total Investments (cost $184,829,944 - note 4)	100.9%	193,175,116
	Other assets less liabilities	(0.9)	(1,770,760)
	Net Assets	100.0%	$ 191,404,356

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody's or AAA of S&P	0.8%
Pre-refunded bonds\ETM bonds††	12.3
Aa of Moody's or AA of S&P or Fitch	35.3
A of Moody's or S&P or Fitch	48.1
Baa of Moody's or BBB of S&P or Fitch	2.9
Not Rated*	0.6
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM - Escrowed to Maturity

NPFG - National Public Finance Guarantee

NR - Not Rated

10  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

†††	Security purchased on a delayed delivery or when-issued basis.

See accompanying notes to financial statements.

11  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2021 (unaudited)

ASSETS
Investments at value (cost $184,829,944)	$193,175,116
Interest receivable	2,165,035
Receivable for Fund shares sold	4,766
Other assets	20,504
Total assets	195,365,421

LIABILITIES
Payable for investment securities purchased	3,612,580
Payable for Fund shares redeemed	134,685
Management fee payable	63,326
Dividends payable	58,176
Distribution and service fees payable	401
Accrued expenses payable	91,897
Total liabilities	3,961,065
NET ASSETS	$191,404,356

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$176,333
Additional paid-in capital	182,632,882
Total distributable earnings	8,595,141
$191,404,356
CLASS A
Net Assets	$134,858,642
Capital shares outstanding	12,425,016
Net asset value and redemption price per share	$10.85
Maximum offering price per share (100/97 of $10.85)	$11.19

CLASS C
Net Assets	$4,546,119
Capital shares outstanding	418,909
Net asset value and offering price per share	$10.85

CLASS I
Net Assets	$6,721,486
Capital shares outstanding	619,481
Net asset value, offering and redemption price per share	$10.85

CLASS Y
Net Assets	$45,278,109
Capital shares outstanding	4,169,916
Net asset value, offering and redemption price per share	$10.86

See accompanying notes to financial statements.

12  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2021 (unaudited)

Investment Income
Interest income		$2,597,751

Expenses
Management fee (note 3)	$381,261
Distribution and service fee (note 3)	131,066
Transfer and shareholder servicing agent fees (note 3)	51,982
Legal fees	46,816
Fund accounting fees	30,949
Trustees’ fees and expenses (note 7)	23,472
Auditing and tax fees	11,030
Registration fees and dues	10,504
Shareholders’ reports	5,555
Insurance	4,394
Custodian fees	4,248
Compliance services (note 3)	4,037
Credit facility fees (note 10)	994
Miscellaneous	10,248
Total expenses		716,556
Net investment income		1,881,195

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(16,741)
Change in unrealized appreciation on investments	(1,303,044)
Net realized and unrealized gain (loss) on investments		(1,319,785)
Net change in net assets resulting from operations		$561,410

See accompanying notes to financial statements.

13  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31, 2021
OPERATIONS
Net investment income	$1,881,195	$3,848,309
Realized gain (loss) from securities transactions	(16,741)	171,186
Change in unrealized appreciation on investments	(1,303,044)	2,097,695
Change in net assets resulting from operations	561,410	6,117,190

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(1,340,603)	(2,941,350)

Class C Shares	(28,514)	(72,791)

Class I Shares	(61,785)	(134,147)

Class Y Shares	(449,967)	(697,912)
Change in net assets from distributions	(1,880,869)	(3,846,200)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	13,307,555	35,142,810
Reinvested dividends and distributions	1,524,421	3,073,581
Cost of shares redeemed	(9,285,915)	(34,404,262)
Change in net assets from capital share transactions	5,546,061	3,812,129

Change in net assets	4,226,602	6,083,119

NET ASSETS:
Beginning of period	187,177,754	181,094,635
End of period	$191,404,356	$187,177,754

See accompanying notes to financial statements.

14  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (unaudited)

1. Organization

Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act“) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Churchill Tax-Free Fund of Kentucky. Churchill Tax-Free Fund of Kentucky transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Churchill Tax-Free Fund of Kentucky on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Churchill Tax-Free Fund of Kentucky received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

15  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September, 2021:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$6,739,816
Level 2 – Other Significant Observable Inputs – Municipal Bonds	186,435,300
Level 3 – Significant Unobservable Inputs	—
Total	$193,175,116
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

16  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Management has reviewed the tax positions for each of the open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

17  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2021, distribution fees on Class A Shares amounted to $102,161 of which the Distributor retained $5,259.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2021, amounted to $19,127. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2021, amounted to $6,375. For the six months ended September 30, 2021, the total of these payments with respect to Class C Shares amounted to $25,502 of which the Distributor retained $6,957.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.10%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended September 30, 2021, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $11,910 of which $3,403 related to the Plan and $8,507 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Kentucky, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2021, total commissions on sales of Class A Shares amounted to $11,958 of which the Distributor received $2,842.

18  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2021, purchases of securities and proceeds from the sales of securities aggregated $16,160,738 and $4,880,000, respectively.

At September 30, 2021, the aggregate tax cost for all securities was $184,829,944. At September 30, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $9,017,814 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $672,642 for a net unrealized appreciation of $8,345,172.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations. At September 30, 2021, the Fund had all of its long-term portfolio holdings invested in municipal obligations of issuers within Kentucky.

19  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2021 (unaudited)		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	432,107	$4,737,701	1,249,468	$13,625,398
Reinvested dividends and distributions	108,779	1,190,114	229,065	2,489,429
Cost of shares redeemed	(477,209)	(5,228,793)	(2,266,584)	(24,608,888)
Net change	63,677	699,022	(788,051)	(8,494,061)

Class C Shares
Proceeds from shares sold	10,174	111,591	59,756	649,601
Reinvested dividends and distributions	2,487	27,219	6,454	70,124
Cost of shares redeemed	(84,969)	(931,434)	(98,145)	(1,070,513)
Net change	(72,308)	(792,624)	(31,935)	(350,788)

Class I Shares
Proceeds from shares sold	—	—	–	–
Reinvested dividends and distributions	5,650	61,785	12,344	134,110
Cost of shares redeemed	(5,789)	(63,312)	(12,546)	(136,316)
Net change	(139)	(1,527)	(202)	(2,206)

Class Y Shares
Proceeds from shares sold	771,569	8,458,263	1,915,643	20,867,811
Reinvested dividends and distributions	22,415	245,303	34,928	379,918
Cost of shares redeemed	(279,646)	(3,062,376)	(792,673)	(8,588,545)
Net change	514,338	5,641,190	1,157,898	12,659,184
Total transactions in Fund shares	505,568	$5,546,061	337,710	$3,812,129

7. Trustees’ Fees and Expenses

At September 30, 2021, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2021 was $23,472. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the six months ended September 30, 2021, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

20  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and Commonwealth of Kentucky income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

The tax character of distributions was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020
Net tax-exempt income	$3,845,721	$4,128,848
Ordinary Income	479	39,114
Capital Gains	—	—
	$3,846,200	$4,167,962

As of March 31, 2021, the components of distributable earnings on a tax basis were:

Unrealized appreciation	9,658,756
Accumulated net realized gain on investments	171,186
Undistributed tax-exempt income	146,890
Other temporary differences	(62,232)
$9,914,600

21  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2021.

11. Ongoing Events: COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

22  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.93	$10.79	$10.64	$10.48	$10.55	$10.88
Income from investment operations:
Net investment income(1)	0.11	0.23	0.24	0.25	0.26	0.29
Net gain (loss) on securities (both realized and unrealized)	(0.08)	0.14	0.15	0.18	(0.06)	(0.33)
Total from investment operations	0.03	0.37	0.39	0.43	0.20	(0.04)
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.23)	(0.24)	(0.25)	(0.26)	(0.29)
Distributions from capital gains	—	—	—	(0.02)	(0.01)	—
Total distributions	(0.11)	(0.23)	(0.24)	(0.27)	(0.27)	(0.29)
Net asset value, end of period	$10.85	$10.93	$10.79	$10.64	$10.48	$10.55
Total return (not reflecting sales charge)	0.25%(2)	3.48%	3.72%	4.10%	1.89%	(0.40)%
Ratios/supplemental data
Net assets, end of period (in millions)	$135	$135	$142	$144	$160	$185
Ratio of expenses to average net assets	0.76%(3)	0.77%	0.80%	0.79%	0.75%	0.73%
Ratio of net investment income to average net assets	1.97%(3)	2.14%	2.26%	2.36%	2.48%	2.69%
Portfolio turnover rate	3%(2)	7%	6%	6%	9%	27%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

23  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.93	$10.78	$10.64	$10.47	$10.54	$10.87
Income from investment operations:
Net investment income(1)	0.06	0.14	0.15	0.16	0.17	0.20
Net gain (loss) on securities (both realized and unrealized)	(0.08)	0.15	0.14	0.19	(0.06)	(0.33)
Total from investment operations	(0.02)	0.29	0.29	0.35	0.11	(0.13)
Less distributions (note 9):
Dividends from net investment income	(0.06)	(0.14)	(0.15)	(0.16)	(0.17)	(0.20)
Distributions from capital gains	—	—	—	(0.02)	(0.01)	—
Total distributions	(0.06)	(0.14)	(0.15)	(0.18)	(0.18)	(0.20)
Net asset value, end of period	$10.85	$10.93	$10.78	$10.64	$10.47	$10.54
Total return (not reflecting CDSC)	(0.18%)(2)	2.70%	2.75%	3.32%	1.03%	(1.24)%
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$5	$6	$7	$9	$9
Ratio of expenses to average net assets	1.61%(3)	1.62%	1.65%	1.64%	1.60%	1.58%
Ratio of net investment income to average net assets	1.12%(3)	1.29%	1.41%	1.50%	1.63%	1.84%
Portfolio turnover rate	3%(2)	7%	6%	6%	9%	27%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

24  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.92	$10.78	$10.64	$10.47	$10.54	$10.87
Income from investment operations:
Net investment income(1)	0.10	0.22	0.23	0.23	0.25	0.27
Net gain on securities (both realized and unrealized)	(0.07)	0.14	0.14	0.19	(0.07)	(0.33)
Total from investment operations	0.03	0.36	0.37	0.42	0.18	(0.06)
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.22)	(0.23)	(0.23)	(0.24)	(0.27)
Distributions from capital gains	—	—	—	(0.02)	(0.01)	—
Total distributions	(0.10)	(0.22)	(0.23)	(0.25)	(0.25)	(0.27)
Net asset value, end of period	$10.85	$10.92	$10.78	$10.64	$10.47	$10.54
Total return	0.27%(2)	3.33%	3.48%	4.04%	1.74%	(0.55)%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$7	$7	$7	$7	$8
Ratio of expenses to average net assets	0.91%(3)	0.92%	0.93%	0.94%	0.90%	0.87%
Ratio of net investment income to average net assets	1.82%(3)	1.99%	2.12%	2.20%	2.33%	2.54%
Portfolio turnover rate	3%(2)	7%	6%	6%	9%	27%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

25  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.93	$10.79	$10.65	$10.48	$10.55	$10.88
Income from investment operations:
Net investment income(1)	0.12	0.25	0.26	0.26	0.28	0.31
Net gain (loss) on securities (both realized and unrealized)	(0.07)	0.14	0.14	0.19	(0.06)	(0.34)
Total from investment operations	0.05	0.39	0.40	0.45	0.22	(0.03)
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.25)	(0.26)	(0.26)	(0.28)	(0.30)
Distributions from capital gains	—	—	—	(0.02)	(0.01)	—
Total distributions	(0.12)	(0.25)	(0.26)	(0.28)	(0.29)	(0.30)
Net asset value, end of period	$10.86	$10.93	$10.79	$10.65	$10.48	$10.55
Total return	0.42%(2)	3.64%	3.78%	4.35%	2.04%	(0.25)%
Ratios/supplemental data
Net assets, end of period (in millions)	$45	$40	$27	$30	$43	$51
Ratio of expenses to average net assets	0.61%(3)	0.62%	0.65%	0.64%	0.60%	0.58%
Ratio of net investment income to average net assets	2.12%(3)	2.28%	2.41%	2.50%	2.63%	2.84%
Portfolio turnover rate	3%(2)	7%	6%	6%	9%	27%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

26  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

27  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 25, 2021 and September 11, 2021 to review and discuss the contract review materials that were provided in advance of the August 25, 2021 meeting. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”).  In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 11, 2021, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2022. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees reviewed the Manager’s investment approach for the Fund and its research process. The Trustees considered that the Manager had provided all advisory and administrative services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital. The Trustees considered the personnel of the Manager who provide investment management services to the Fund. The Manager has employed Messrs. Royden Durham, Tony Tanner and James Thompson as portfolio managers for the Fund and has established facilities and capabilities for credit analysis of the Fund’s portfolio securities. They considered that Mr. Durham, the Fund’s lead portfolio manager, is based in Louisville, Kentucky and that he has a comprehensive understanding regarding the economy of the State of Kentucky and the securities in which the Fund invests, including those securities with less than the highest ratings from the rating agencies.

28  |  Aquila Churchill Tax-Free Fund of Kentucky

The Trustees noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and ten other intermediate and long municipal bond funds, as classified by Morningstar; nine of the funds charge a front-end sales charge and one fund is a no-load fund);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Single-State Intermediate Municipal Bond Funds category); and
•	the Fund’s benchmark index, the Bloomberg Quality Intermediate Municipal Bond Index.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was lower than the average annual total return of the funds in the Peer Group for each of the one, three, five and ten-year periods ended June 30, 2021. The Trustees noted the difference in the performance between the intermediate and long-maturity funds in the Peer Group. The Trustees also considered that, as reflected in the Consultant’s Report, the Fund’s average annual total return was higher than the average annual total return of the funds in the Product Category for Performance for the one, three, five and ten-year periods ended June 30, 2021. The Trustees further considered that the Fund outperformed its benchmark index for the one and ten-year periods ended June 30, 2021, but underperformed its index for the three and five-year periods ended June 30, 2021. The Trustees noted that a no-load fund was included in the Peer Group and considered the impact of the inclusion of such fund in the average annual return of the funds in the Peer Group. The Trustees also considered that the Fund invests primarily in municipal obligations issued by the Commonwealth of Kentucky, its counties and various other local authorities, while the funds in the Product Category for Performance invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and that approximately 1% of the benchmark index consists of Kentucky bonds. The Trustees also noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees or expenses.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended June 30, 2021. The Trustees further noted that the Fund’s Sharpe ratio was in the first quintile for the three and five-year periods, both ended June 30, 2021, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

29  |  Aquila Churchill Tax-Free Fund of Kentucky

Advisory Fees and Fund Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Single-State Intermediate Municipal Bond Funds and Morningstar Single-State Long Municipal Bond Funds from states within which 4-7 mutual funds are operating, with similar operating expense structures and one no load fund that also is a Kentucky state-specific tax-free municipal bond fund).

The Trustees considered that the Fund’s contractual advisory fee was less than the average and median contractual advisory fees of the funds in the Peer Group (at the Fund’s current asset level) and lower than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at various asset levels up to $5 billion).

The Trustees noted that the Fund’s actual management fee was lower than the average actual management fee of the funds in both the Peer Group and the Product Category for Expenses (both after giving effect to fee waivers in effect for those funds). They further noted that the Fund’s expenses were less than the average actual expenses of the funds in both the Peer Group and the Product Category for Expenses (after giving effect to fee waivers in effect for those funds).

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that in most instances the fee rates for those clients were comparable to the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds.

The Trustees concluded that the advisory fee and expenses of the Fund were reasonable in relation to the nature and quality of the services provided by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager elated to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the management of the Fund. The Trustees concluded that profitability to the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

30  |  Aquila Churchill Tax-Free Fund of Kentucky

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. The Trustees considered that the materials indicated that the Fund’s fees are already generally lower than those of its peers, including those funds with breakpoints. The Trustees noted that the Manager’s profitability also may be an indicator of the availability of any economies of scale. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and its affiliate from the relationship with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

31  |  Aquila Churchill Tax-Free Fund of Kentucky

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/21	Ending(1) Account Value 9/30/21	Expenses(2) Paid During Period 4/1/21 – 9/30/21	Ending Account Value 9/30/21	Expenses(2) Paid During Period 4/1/21 – 9/30/21	Net Annualized Expense Ratio
A	$1,000	$1,002.50	$3.82	$1,021.26	$3.85	0.76%
C	$1,000	$ 998.20	$8.06	$1,017.00	$8.14	1.61%
I	$1,000	$1,002.70	$4.57	$1,020.51	$4.61	0.91%
Y	$1,000	$1,004.20	$3.06	$1,022.01	$3.09	0.61%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

32  |  Aquila Churchill Tax-Free Fund of Kentucky

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2021, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2021, $3,845,721 of dividends paid by Aquila Churchill Tax-Free Fund of Kentucky, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2022, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2021 calendar year.

33  |  Aquila Churchill Tax-Free Fund of Kentucky

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Royden P. Durham, Vice President
and Lead Portfolio Manager

Anthony A. Tanner, Vice President

and Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Nicholas R. Stewart, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-KYSAR-1121

Semi-Annual Report September 30, 2021

Aquila Narragansett Tax-Free Income Fund Interest Rates: Lower for Longer? Serving Rhode Island investors since 1992

November, 2021

Dear Fellow Shareholder:

The municipal bond market remains focused on key factors that drive interest rates, which is generally paramount on the minds of municipal bond investors. Included in these factors are Federal monetary and fiscal policies, both of which can have a direct impact on interest rates and, in turn, bond prices. So, what does this mean and how might it impact the municipal bond market and, specifically, your Fund?

Federal Reserve Tapering and Interest Rates

Much of the Federal Reserve (the “Fed”) activity and overall monetary policy is data dependent. The Fed carefully analyzes economic data and monitors current and projected growth. At its Federal Open Market Committee (“FOMC”) meeting in September, the Fed announced that it was preparing to reduce the pace of its monthly bond purchases, a process referred to as “tapering.” That is, tapering the pace of quantitative easing, also known as “QE,” which has been the Fed’s recent monetary policy to help stimulate U.S. economic growth in the wake of the ongoing pandemic. This announcement signaled the beginning of a shift in policy and prompted a change in market sentiment. In early November, the Fed announced that the tapering would begin “later this month” with reductions of $15 billion each month – $10 billion in U.S. Treasuries and $5 billion in mortgage-backed securities – from the current $120 billion a month that the Fed had been buying to reduce outstanding debt. The FOMC also voted to keep the 0%-0.25% target range of the federal funds rate, which affects the general level of interest rates and, subsequently, bond yields. The FOMC stressed that investors should not view the reduction in purchases as a signal that rate hikes are imminent. Officials have said they don’t envision rate hikes will begin until tapering is finished, which based on the current schedule will conclude around July, 2022.

The Potential Impact on Municipal Bond Yields

Much of the municipal bond market’s activity is influenced by the U.S. Treasury market, as determined by the yield ratio of municipal bonds to U.S. Treasury bonds. Municipal/Treasury ratios compare the current yield of municipal bonds to U.S. Treasury bonds and are used to help assess relative value. These ratios neared historical high levels in 2020, fueled by pandemic-related credit fears, only to reverse course during 2021. From a municipal bond perspective, current Municipal/Treasury ratios may generally be considered favorable in terms of offering enhanced relative value.

NOT A PART OF THE SEMI-ANNUAL REPORT

Although yields on municipal bonds have drifted upward, they continue to hover near historical lows. Fixed income investors still find themselves in a low interest rate environment, wondering when they may see more of an opportunity to earn attractive yields on their investments.

While uncertainty remains in terms of when longer term rates may rise, it is important to remember that all too often investors get caught in the trap of trying to “time the market.” Very few people are consistently right in calling securities market or interest rate movements.

Instead of concentrating on what the market is or isn’t doing, we believe:

•	It is prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk. We generally recommend working with a financial professional to develop an asset allocation model to best address these important factors.
•	Actively managed mutual funds may play an important role in your asset allocation model. Fund portfolio managers actively manage fund holdings over time, implementing various strategies based on market expectations that may mitigate the impact of market volatility. For example, fund holdings may be altered by quality rating (with a goal to manage credit risk that may increase with rising rates), as well as by maturity date and coupon (thereby adjusting portfolio duration, or the sensitivity of the fund to movements in interest rates – lower portfolio duration reduces sensitivity to changes in rates).
•	Dollar-cost averaging may also be an important part of your investment plan. Investing a set amount of money on a regular basis regardless of whether the market is up or down removes timing the market from your investment equation. This approach doesn’t guarantee a profit on your shares, nor will it protect against a loss if you redeem your investment in a declining market. However, it generally provides a balanced outcome over the longer term. When interest rates increase and share prices decline, as is bound to happen at some point, you may view that downturn as an opportunity to acquire more shares at a lower price.

The Aquila Advantage

Aquila Group of Funds’ portfolio management teams are locally-based in the states where they invest, providing a distinct advantage that is a hallmark of our investment process. By having an up-close perspective on the economy and bond issuers in their local municipalities, cities and states, our Fund managers are able to gain valuable insights into what’s happening “on the ground” and optimize the investment decision-making process.

NOT A PART OF THE SEMI-ANNUAL REPORT

Our investment professionals draw upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities. Today’s investment landscape is no exception. Regardless of Federal monetary policy and the direction of interest rates, each of our municipal bond funds is actively managed, consistently maintaining broadly diversified, high-quality portfolios, generally with an intermediate average maturity. We remain committed to effective risk management, seeking to provide our shareholders with an appropriate level of risk-adjusted returns.

As always, thank you for being a valued shareholder of Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Rates of inflation have recently risen. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (25.2%)	Ratings Moody’s, S&P and Fitch	Value
	Barrington, Rhode Island
$ 1,120,000	2.500%, 08/01/25	Aa1/NR/NR	$ 1,137,898
	Bristol, Rhode Island
865,000	3.500%, 08/01/31	NR/AA+/NR	994,759
1,900,000	3.000%, 08/01/38 Series 2021A	NR/AA+/NR	2,120,533
	Coventry, Rhode Island
1,605,000	3.625%, 03/15/27 AGMC Insured	A1/AA/NR	1,762,595
	Cranston, Rhode Island
1,325,000	4.000%, 07/01/28	A1/AA-/AA+	1,509,718
1,170,000	5.000%, 08/01/32 Series 2018 A	A1/AA-/AA+	1,460,546
1,000,000	4.000%, 08/01/33 Series 2019 A BAMI Insured	A1/AA/AA+	1,186,800
615,000	4.000%, 08/01/35 Series 2019 A BAMI Insured	A1/AA/AA+	726,284
860,000	4.000%, 08/15/34 Series 2021 A	NR/AA-/AA+	1,039,645
455,000	4.000%, 08/15/35 Series 2021 A	NR/AA-/AA+	548,853
475,000	4.000%, 08/15/36 Series 2021 A	NR/AA-/AA+	571,031
1,515,000	4.250%, 07/15/24 Series B BAMI Insured	A1/AA/AA+	1,678,711
1,000,000	4.250%, 07/15/25 Series B BAMI Insured	A1/AA/AA+	1,140,300
	Cumberland, Rhode Island
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA+/NR	501,375
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA+/NR	501,420
700,000	4.500%, 03/15/32 Series 2018 A	NR/AA+/NR	832,692
	Hopkinton, Rhode Island
500,000	4.375%, 08/15/31	Aa3/NR/NR	501,460
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A1/AA/NR	1,066,706
1,020,000	3.700%, 06/01/33 Series A	A1/AA/NR	1,070,582
	Lincoln, Rhode Island
1,500,000	3.500%, 08/01/24 Series A	Aa2/NR/AAA	1,632,900
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AAA	2,477,070
	Middleton, Rhode Island
435,000	4.000%, 02/01/31 Series 2021A	Aa1/NR/NR	545,503
	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,102,172

1  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	North Kingstown, Rhode Island
$ 550,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	$ 573,155
1,500,000	3.500%, 04/01/37 Series 2021 A	NR/AA+/NR	1,750,275
	North Smithfield, Rhode Island
825,000	3.000%, 06/15/26 Series A	Aa2/NR/NR	910,528
1,075,000	3.500%, 05/15/34	Aa2/NR/NR	1,237,476
	Pawtucket, Rhode Island
1,010,000	4.000%, 11/01/25 AGMC Insured	A2/AA/A+	1,101,082
890,000	4.500%, 07/15/33 Series C AGMC Insured	A2/AA/NR	1,078,644
935,000	4.500%, 07/15/34 Series C AGMC Insured	A2/AA/NR	1,129,732
975,000	4.500%, 07/15/35 Series C AGMC Insured	A2/AA/NR	1,168,781
	Portsmouth, Rhode Island
1,140,000	3.750%, 02/01/31 Series A	Aa2/AAA/NR	1,272,457
	Providence, Rhode Island
975,000	3.625%, 01/15/29 Series A AGMC Insured	A2/AA/A-	1,009,164
2,010,000	3.750%, 01/15/30 Series A AGMC Insured	A2/AA/A-	2,082,038
1,000,000	3.750%, 01/15/32 Series A AGMC Insured	A2/AA/A-	1,033,900
	Rhode Island State & Providence Plantations Consolidated Capital Development Loan
2,000,000	3.750%, 11/01/23 Series A	Aa2/AA/AA	2,146,920
2,000,000	3.000%, 05/01/31 Series A	Aa2/AA/AA	2,147,000
2,500,000	4.000%, 04/01/32 Series A	Aa2/AA/AA	2,947,000
2,000,000	3.000%, 05/01/32 Series A	Aa2/AA/AA	2,142,360
2,000,000	3.000%, 05/01/36 Series A	Aa2/AA/AA	2,205,240
1,150,000	4.000%, 10/15/24 Series B	Aa2/AA/AA	1,195,942
1,000,000	3.250%, 10/15/31 Series B	Aa2/AA/AA	1,031,910
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,175,340
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,265,720
2,260,000	4.000%, 08/01/30 Series 2021C	Aa2/AA/AA	2,802,264
	Richmond, Rhode Island
775,000	3.000%, 08/01/24	Aa3/NR/NR	813,820

2  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Warren, Rhode Island
$ 1,170,000	4.000%, 02/15/33 Series 2018 A	Aa3/NR/NR	$ 1,356,615
	Warwick, Rhode Island
2,000,000	4.000%, 08/01/22 Series 2015 B AGMC Insured	NR/AA/NR	2,059,580
	West Greenwich, Rhode Island
1,175,000	3.000%, 08/15/26	NR/AA+/NR	1,281,478
	West Warwick, Rhode Island
795,000	5.000%, 10/01/32 Series A BAMI Insured	Baa1/AA/NR	929,657
	Total General Obligation Bonds		67,957,631

	Revenue Bonds (66.1%)
	Development (9.2%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
3,000,000	4.000%, 09/15/34 Series A AGMC Insured	A2/AA/NR	3,451,830
4,200,000	4.000%, 09/15/35 Series A AGMC Insured	A2/AA/NR	4,824,498
	Providence, Rhode Island Redevelopment Agency Refunding Public Safety Building Project
1,680,000	5.000%, 04/01/26 Series A AGMC Insured	A2/AA/NR	1,937,863
	Rhode Island Convention Center Authority Refunding
8,000,000	4.000%, 05/15/23 Series A	A1/AA-/AA-	8,484,240
	Rhode Island Infrastructure Bank Municipal Road and Bridge Revolving Fund
935,000	4.000%, 10/01/33 Series 2019 A	NR/AA/NR	1,079,401
845,000	4.000%, 10/01/34 Series 2019 A	NR/AA/NR	972,772
1,010,000	4.000%, 10/01/35 Series 2019 A	NR/AA/NR	1,161,056
	Rhode Island Infrastructure Bank Efficient Buildings Fund, Green Bonds
1,110,000	4.000%, 10/01/29 Series 2018 A	NR/AA/NR	1,333,421
1,555,000	3.000%, 10/01/37 Series 2020 A	NR/AA/NR	1,689,274
	Total Development		24,934,355

3  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Healthcare (2.5%)
	Rhode Island Health & Education Building Corp., Hospital Financing, Lifespan Obligated Group
$ 1,000,000	5.000%, 05/15/31 Series 2016	NR/BBB+/BBB+	$ 1,151,070
1,000,000	5.000%, 05/15/33 Series 2016	NR/BBB+/BBB+	1,144,640
1,250,000	5.000%, 05/15/34 Series 2016	NR/BBB+/BBB+	1,426,900
1,750,000	5.000%, 05/15/39 Series 2016	NR/BBB+/BBB+	1,977,307
	Rhode Island State & Providence Plantations Lease COP (Eleanor Slater Hospital Project)
1,000,000	4.000%, 11/01/32 Series B	Aa3/AA-/AA-	1,184,880
	Total Healthcare		6,884,797

	Higher Education (6.0%)
	Rhode Island Health and Education Building Corp., Higher Educational Facility
2,500,000	5.000%, 09/15/30 Series 2010 A AGMC Insured	Aa3/NR/NR	2,508,675
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Brown University
2,000,000	4.000%, 09/01/37 Series 2017	Aa1/AA+/NR	2,272,160
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Bryant University
1,000,000	5.000%, 06/01/32 Series 2014	A2/A/NR	1,109,340
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Providence College
2,490,000	4.000%, 11/01/24 Series 2015	A2/A/NR	2,762,655
250,000	4.000%, 11/01/37 Series 2021B	A2/A/NR	300,763
250,000	4.000%, 11/01/38 Series 2021B	A2/A/NR	299,925
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design
1,000,000	3.500%, 08/15/30 Series B AGMC Insured	A1/AA/NR	1,028,030

4  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island
$ 1,000,000	4.250%, 09/15/31 Series A	Aa3/A+/NR	$ 1,157,670
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
500,000	4.000%, 09/15/31 Series 2016 B	A1/A+/NR	567,785
2,650,000	4.000%, 09/15/42 Series 2017 A	A1/A+/NR	3,004,861
1,000,000	4.000%, 09/15/32 Series 2017 B	A1/A+/NR	1,156,220
	Total Higher Education		16,168,084

	Housing (6.5%)
	Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity
250,000	3.000%, 10/01/39 Series 71	Aa1/AA+/NR	263,468
2,000,000	2.100%, 10/01/35 Series 73 A	Aa1/AA+/NR	1,997,460
2,000,000	2.300%, 10/01/40 Series 73 A	Aa1/AA+/NR	2,000,740
2,000,000	2.050%, 10/01/36 Series 75 A	Aa1/AA+/NR	1,972,360
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Development Sustainability
770,000	2.750%, 10/01/34 Series 1-B	Aa2/NR/NR	812,897
1,000,000	3.100%, 10/01/44 Series 1-B	Aa2/NR/NR	1,049,380
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Development Sustainability
1,500,000	0.450%***, 10/01/40 Series 2021 1-A (Mandatory Tender Date 10/01/23)	Aa2/NR/NR	1,500,345
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Housing
2,500,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	2,507,800
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	2,006,860
1,255,000	3.450%, 10/01/36 Series 2016 1B	Aa2/NR/NR	1,319,181
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	1,019,530
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	1,037,820
	Total Housing		17,487,841

5  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (27.9%)
	Rhode Island Health and Education Building Corp., Public Schools Financing Program
$ 795,000	5.000%, 05/15/27 Series 2015 C	Aa2/NR/NR	$ 922,836
	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,520,000	4.000%, 05/15/31 Series 2017 J-2 B	Aa3/NR/NR	1,729,046
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B AGMC Insured	Aa3/AA/NR	1,017,170
1,000,000	4.000%, 05/15/33 AGMC Insured	Aa3/AA/NR	1,018,710
	Rhode Island Health and Educational Building Corp., Public School Financing Program, City of Cranston
1,170,000	4.000%, 05/15/30 Series 2015 B BAMI Insured	NR/AA/NR	1,298,115
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,015,770
2,000,000	4.000%, 05/15/37 Series 2021F	NR/AA/NR	2,398,820
3,000,000	4.000%, 05/15/38 Series 2021F	NR/AA/NR	3,582,750
	Rhode Island Health and Education Building Corp., Exeter-West Greenwich Regional School District
2,305,000	3.500%, 05/15/37 Series 2021 G	Aa3/NR/NR	2,667,438
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Jamestown
1,020,000	3.000%, 05/15/35 Series 2019 C	Aa1/NR/NR	1,117,237
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Lincoln
3,245,000	5.000%, 05/15/33 Series 2020 B	Aa2/NR/AAA	4,215,807
1,610,000	4.000%, 05/15/35 Series 2020 B	Aa2/NR/AAA	1,946,844

6  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Little Compton
$ 1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	$ 1,714,430
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Kingston
370,000	4.000%, 05/15/29 Series 2021 A	NR/AA+/NR	448,644
405,000	4.000%, 05/15/30 Series 2021 A	NR/AA+/NR	496,328
355,000	3.000%, 05/15/33 Series 2021 A	NR/AA+/NR	401,320
415,000	3.000%, 05/15/34 Series 2021 A	NR/AA+/NR	465,389
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Providence
1,100,000	4.500%, 11/15/22 Series 2013 I	Aa3/AA-/NR	1,152,690
750,000	5.000%, 05/15/31 Series 2017 G AGMC Insured	Aa3/AA/NR	900,173
500,000	5.000%, 05/15/32 Series 2019 A AGMC Insured	Aa3/AA/NR	629,955
500,000	5.000%, 05/15/33 Series 2019 A AGMC Insured	Aa3/AA/NR	628,130
500,000	5.000%, 05/15/34 Series 2019 A AGMC Insured	Aa3/AA/NR	626,270
500,000	4.000%, 05/15/37 Series 2019 A AGMC Insured	Aa3/AA/NR	587,710
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Pawtucket
1,570,000	4.000%, 05/15/26 Series 2014 C	Aa3/NR/NR	1,711,755
1,000,000	4.250%, 05/15/29 Series 2017 E BAMI Insured	Aa3/AA/NR	1,171,980
1,045,000	4.000%, 05/15/31 Series 2018 B	Aa3/NR/NR	1,213,120
1,090,000	4.000%, 05/15/32 Series 2018 B	Aa3/NR/NR	1,261,664
2,350,000	3.000%, 05/15/39 Series 2019 B	Aa3/NR/NR	2,529,704

7  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Providence
$ 500,000	4.000%, 05/15/36 Series 2021D BAMI Insured	Aa3/AA/NR	$ 603,150
2,250,000	4.000%, 05/15/37 Series 2021D BAMI Insured	Aa3/AA/NR	2,698,673
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Scituate
1,285,000	4.500%, 05/15/33 Series 2018 A	NR/AA/NR	1,546,138
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Smithfield
1,000,000	3.000%, 05/15/37 Series 2021H	NR/AA/NR	1,090,850
1,000,000	3.000%, 05/15/38 Series 2021H	NR/AA/NR	1,085,110
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Tiverton
1,630,000	5.000%, 05/15/27 Series 2015 D	A1/NR/NR	1,887,018
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Westerly
500,000	4.000%, 05/15/30 Series 2021E	NR/AA/NR	610,920
500,000	4.000%, 05/15/31 Series 2021E	NR/AA/NR	618,535
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue
445,000	5.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	556,237
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Tiverton, Foster-Glocester, Cranston, East Greenwich
3,000,000	4.000%, 05/15/28 Series A	Aa3/NR/NR	3,399,300
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Narragansett & Scituate
1,665,000	4.250%, 05/15/28 Series 2017 B	Aa2/NR/NR	1,965,882

8  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Buildings Authority
$ 3,000,000	3.750%, 05/15/27 Series 2015 A AGMC Insured	Aa3/AA/NR	$ 3,318,180
1,500,000	4.000%, 05/15/28 Series 2015 A AGMC Insured	Aa3/AA/NR	1,671,330
2,000,000	4.000%, 05/15/30 Series 2015 B AGMC Insured	Aa3/AA/NR	2,219,000
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Schools
2,000,000	4.500%, 05/15/22 Series 2013 A	Aa3/NR/NR	2,053,100
2,000,000	4.500%, 05/15/23 Series 2013 A	Aa3/NR/NR	2,137,960
2,000,000	4.500%, 05/15/24 Series 2013 A	Aa3/NR/NR	2,134,560
1,000,000	4.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	1,182,250
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
1,000,000	4.000%, 05/15/32 Series 2017 I	NR/AA/NR	1,143,350
1,340,000	4.000%, 05/15/35 Series 2019 D	NR/AA/NR	1,573,669
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Woonsocket
500,000	5.000%, 05/15/27 Series 2017 A AGMC Insured	Aa3/AA/NR	616,030
500,000	5.000%, 05/15/28 Series 2017 A AGMC Insured	Aa3/AA/NR	611,735
500,000	5.000%, 05/15/29 Series 2017 A AGMC Insured	Aa3/AA/NR	606,360
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of South Kingstown
780,000	3.500%, 05/15/34 Series 2020A	Aa1/NR/NR	896,750
	Total Public School		75,095,892

9  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Secondary Education (0.8%)
	Rhode Island Health and Educational Building Corp., Educational Institution, St. George's School
$ 600,000	4.000%, 10/01/36 Series 2021	NR/AA-/NR	$ 728,874
600,000	4.000%, 10/01/37 Series 2021	NR/AA-/NR	725,802
625,000	4.000%, 10/01/38 Series 2021	NR/AA-/NR	753,313
	Total Secondary Education		2,207,989

	Transportation (4.4%)
	Rhode Island Commerce Corp., Airport
635,000	5.000%, 07/01/36 2016 Series D	Baa1/A-/BBB+	746,900
1,015,000	5.000%, 07/01/37 2016 Series D	Baa1/A-/BBB+	1,191,813
	Rhode Island Commerce Corp., First Lien Special Facility Refunding Bonds (Rhode Island Airport Corporation Intermodal Facility Project)
1,425,000	5.000%, 07/01/24 Series 2018	Baa1/BBB+/NR	1,592,822
1,500,000	5.000%, 07/01/30 Series 2018	Baa1/BBB+/NR	1,827,240
	Rhode Island Commerce Corp., Grant Anticipation Refunding Bonds (Rhode Island Department of Transportation)
1,850,000	4.000%, 06/15/24 Series 2016 A	A2/AA-/NR	2,031,910
1,000,000	5.000%, 06/15/31 Series 2016 B	A2/AA-/NR	1,187,150
	Rhode Island State Economic Development Corp., Airport
1,000,000	5.000%, 07/01/24 Series B	Baa1/A-/BBB+	1,076,440
2,000,000	4.000%, 07/01/24 Series B	Baa1/A-/BBB+	2,116,480
	Total Transportation		11,770,755

	Turnpike/Highway (2.0%)
	Rhode Island State Turnpike & Bridge Authority, Motor Fuel Tax
1,240,000	4.000%, 10/01/27 Series 2016 A	NR/A+/A	1,399,402
1,500,000	4.000%, 10/01/34 Series 2016 A	NR/A+/A	1,672,860
1,000,000	4.000%, 10/01/36 Series 2016 A	NR/A+/A	1,112,420
300,000	4.000%, 10/01/33 Series 2019 A	NR/A+/A	352,533
300,000	4.000%, 10/01/34 Series 2019 A	NR/A+/A	351,426
345,000	4.000%, 10/01/35 Series 2019 A	NR/A+/A	403,484
	Total Turnpike/Highway		5,292,125

10  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (5.9%)
	Narragansett, Rhode Island Bay Commission Wastewater System
$ 3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	$ 3,479,754
	Rhode Island Clean Water Finance Agency, Water Pollution Control Bonds
3,000,000	4.375%, 10/01/21 Series 2002 B NPFG Insured	Aaa/AAA/AAA	3,000,000
	Rhode Island Clean Water Protection Finance Agency Safe Drinking Water Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,178,809
1,000,000	3.750%, 10/01/33	NR/AAA/AAA	1,069,910
1,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,069,910
	Rhode Island Infrastructure Bank Water, City of Pawtucket
1,730,000	5.000%, 10/01/28 Series 2015 NPFG Insured	Baa2/A/NR	2,021,522
	Rhode Island Infrastructure Bank Water, Pollution Control
2,575,000	4.000%, 10/01/29 Series A	NR/AAA/AAA	2,887,708
500,000	4.000%, 10/01/32 Series A	NR/AAA/AAA	577,370
	Rhode Island Infrastructure Bank Water, Safe Drinking Water
500,000	3.000%, 10/01/31 Series A	NR/AAA/AAA	535,705
	Total Water and Sewer		15,820,688

	Other Revenue (0.9%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
2,000,000	5.000%, 09/15/31 Series A AGMC Insured	A2/AA/NR	2,408,040
	Total Revenue Bonds		178,070,566

11  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (6.5%)††	Ratings Moody’s, S&P and Fitch	Value
	Pre-Refunded General Obligation Bonds (1.5%)
	Rhode Island State & Providence Plantations Consolidated Capital Development Loan
$ 2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	$ 2,283,083
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,715,625
	Total Pre-Refunded General Obligation Bonds		3,998,708

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (5.0%)
	Healthcare (0.2%)
	Rhode Island Health & Education Building Corp., Hospital Financing (Care New England)
500,000	5.000%, 09/01/22 Series 2013 A ETM	NR/NR/NR*	522,145

	Higher Education (4.3%)
	Rhode Island Health and Education Building Corp., Bryant University
1,115,000	4.500%, 12/01/27 Series 2011	NR/NR/NR*	1,122,493
1,455,000	4.750%, 12/01/29 Series 2011	NR/NR/NR*	1,465,360
1,000,000	5.000%, 12/01/30 Series 2011	NR/NR/NR*	1,007,510
1,425,000	5.000%, 12/01/31 Series 2011	NR/NR/NR*	1,435,702
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Providence College
1,000,000	4.000%, 11/01/31 Series 2012	A2/A/NR	1,002,890
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design
3,000,000	3.500%, 06/01/29 Series 2012	A1/NR/A+	3,064,080
2,500,000	4.000%, 06/01/31 Series 2012	A1/NR/A+	2,562,125
	Total Higher Education		11,660,160

12  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public School (0.4%)
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Newport
$ 1,000,000	4.000%, 05/15/27 Series 2013 C	NR/AA+/NR	$ 1,023,800

	Other Revenue (0.1%)
	State of Rhode Island Depositors Economic Protection Corp.
215,000	6.375%, 08/01/22 Series A NPFG Insured ETM	NR/NR/NR*	224,742
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		13,430,847
	Total Pre-Refunded\Escrowed to Maturity Bonds		17,429,555
	Total Municipal Bonds (cost $251,984,314)		263,457,752

Shares	Short-Term Investment (1.1%)
2,852,032	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%** (cost $2,852,032)	Aaa-mf/AAAm/NR	2,852,032

	Total Investments (cost $254,836,346 - note 4)	98.9%	266,309,784
	Other assets less liabilities	1.1	2,992,782
	Net Assets	100.0%	$ 269,302,566

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	10.7%
Pre-refunded bonds\ETM bonds††	6.6
Aa of Moody's or AA of S&P or Fitch	70.3
A of Moody's or S&P or Fitch	8.9
Baa of Moody’s or BBB of S&P or Fitch	3.5
100.0%

13  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

PORTFOLIO ABBREVIATIONS
AGMC - Assured Guaranty Municipal Corp. BAMI - Build America Mutual Insurance COP - Certificates of Participation ETM - Escrowed to Maturity NPFG - National Public Finance Guarantee NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations ("NRSRO") has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Variable rate.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond's originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

14  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2021 (unaudited)

ASSETS
Investments at value (cost $254,836,346)	$266,309,784
Interest receivable	3,008,096
Receivable for Fund shares sold	737,738
Other assets	19,912
Total assets	270,075,530

LIABILITIES
Payable for Fund shares redeemed	434,489
Dividends payable	193,107
Management fees payable	94,006
Distribution and service fees payable	536
Accrued expenses payable	50,826
Total liabilities	772,964
NET ASSETS	$269,302,566

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$245,122
Additional paid-in capital	258,327,850
Total distributable earnings	10,729,594
$269,302,566
CLASS A
Net Assets	$128,627,013
Capital shares outstanding	11,706,870
Net asset value and redemption price per share	$10.99
Maximum offering price per share (100/97 of $10.99)	$11.33

CLASS C
Net Assets	$2,502,438
Capital shares outstanding	227,738
Net asset value and offering price per share	$10.99

CLASS F
Net Assets	$3,583,527
Capital shares outstanding	326,795
Net asset value, offering and redemption price per share	$10.97

CLASS I
Net Assets	$335,703
Capital shares outstanding	30,536
Net asset value, offering and redemption price per share	$10.99

CLASS Y
Net Assets	$134,253,885
Capital shares outstanding	12,220,237
Net asset value, offering and redemption price per share	$10.99

See accompanying notes to financial statements.

15  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2021 (unaudited)

Investment Income
Interest income		$3,450,784

Expenses
Management fee (note 3)	$662,204
Distribution and service fee (note 3)	110,102
Transfer and shareholder servicing agent fees	69,153
Legal fees	49,766
Fund accounting fees	30,797
Trustees’ fees and expenses (note 7)	30,597
Registration fees and dues	15,364
Auditing and tax fees	11,650
Shareholders’ reports	6,180
Insurance	6,063
Compliance services (note 3)	4,037
Custodian fees	3,686
Credit facility fees (note 10)	1,379
Miscellaneous	10,345
Total expenses	1,011,323

Management fee waived (note 3)	(99,331)
Net expenses		911,992
Net investment income		2,538,792

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	187,648
Change in unrealized appreciation on investments	(1,033,918)

Net realized and unrealized gain (loss) on investments		(846,270)
Net change in net assets resulting from operations		$1,692,522

See accompanying notes to financial statements.

16  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31, 2021
OPERATIONS
Net investment income	$2,538,792	$5,213,851
Net realized gain (loss) from securities transactions	187,648	3,597
Change in unrealized appreciation on investments	(1,033,918)	2,304,829
Change in net assets resulting from operations	1,692,522	7,522,277

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(1,177,208)	(2,490,385)

Class C Shares	(14,498)	(51,430)

Class F Shares	(27,109)	(40,692)

Class I Shares	(2,880)	(5,148)

Class Y Shares	(1,317,091)	(2,626,117)
Change in net assets from distributions	(2,538,786)	(5,213,772)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	23,641,707	35,270,200
Reinvested dividends and distributions	1,361,620	2,704,757
Cost of shares redeemed	(11,715,014)	(27,296,504)
Change in net assets from capital share transactions	13,288,313	10,678,453

Change in net assets	12,442,049	12,986,958

NET ASSETS:
Beginning of period	256,860,517	243,873,559
End of period	$269,302,566	$256,860,517

See accompanying notes to financial statements.

17  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (unaudited)

1. Organization

Aquila Narragansett Tax-Free Income Fund (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act“) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Narragansett Tax-Free Income Fund. Narragansett Tax-Free Income Fund transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Narragansett Tax-Free Income Fund on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Narragansett Tax-Free Income Fund received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

18  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2021:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$2,852,032
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	263,457,752
Level 3 – Significant Unobservable Inputs	—
Total	$266,309,784
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

19  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Management has reviewed the tax positions for each of the open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2021, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

Clarfeld Financial Advisors, LLC, a wholly-owned subsidiary of Citizens Bank, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For the six months ended September 30, 2021 for its services, the Sub-Adviser was entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets. The Sub-Advisor has contractually agreed to waive its fee through September 30, 2022 such that its annual rate shall be equivalent to 0.175% on the Fund’s net assets.

20  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2022. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended September 30, 2021, the Fund incurred management fees of $662,204 of which $99,331 was waived, which included supplemental fee waivers of $72,842 above and beyond the contractual expense cap. These waivers are not reimbursable.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (“the Distributor”), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2021, distribution fees on Class A Shares amounted to $95,436, of which the Distributor retained $6,024.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2021, amounted to $10,873. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2021, amounted to $3,624. The total of these payments with respect to Class C Shares amounted to $14,497, of which the Distributor retained $4,248.

21  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.10%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended September 30, 2021, these payments were made at the average annual rate of 0.35% of such net assets amounting to $592 of which $169 related to the Plan and $423 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2021, total commissions on sales of Class A Shares amounted to $50,442, of which the Distributor received $11,747.

c)       Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2021, purchases of securities and proceeds from the sales of securities aggregated $33,977,503 and $9,812,055, respectively.

At September 30, 2021, the aggregate tax cost for all securities was $254,836,346. At September 30, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $11,965,340 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $491,902 for a net unrealized appreciation of $11,473,438.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At September 30, 2021, the Fund had all of its long-term portfolio holdings invested in the securities of Rhode Island issuers.

22  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2021 (unaudited)		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	766,328	$8,496,220	1,384,257	$15,336,700
Reinvested dividends and distributions	78,870	873,253	166,372	1,839,025
Cost of shares redeemed	(519,297)	(5,754,841)	(1,132,393)	(12,497,593)
Net change	325,901	3,614,632	418,236	4,678,132

Class C Shares
Proceeds from shares sold	13,827	153,917	30,025	330,537
Reinvested dividends and distributions	872	9,652	2,239	24,745
Cost of shares redeemed	(55,450)	(614,272)	(267,530)	(2,965,728)
Net change	(40,751)	(450,703)	(235,266)	(2,610,446)

Class F Shares
Proceeds from shares sold	158,373	1,750,195	62,780	694,281
Reinvested dividends and distributions	2,454	27,109	3,690	40,719
Cost of shares redeemed	(26,719)	(295,277)	(11,740)	(129,597)
Net change	134,108	1,482,027	54,730	605,403

Class I Shares
Proceeds from shares sold	489	5,424	8,435	93,459
Reinvested dividends and distributions	236	2,611	416	4,603
Cost of shares redeemed	(534)	(5,915)	(978)	(10,854)
Net change	191	2,120	7,873	87,208

Class Y Shares
Proceeds from shares sold	1,193,996	13,235,951	1,698,846	18,815,223
Reinvested dividends and distributions	40,553	448,995	71,986	795,665
Cost of shares redeemed	(454,634)	(5,044,709)	(1,057,097)	(11,692,732)
Net change	779,915	8,640,237	713,735	7,918,156
Total transactions in Fund shares	1,199,364	$13,288,313	959,308	$10,678,453

23  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

7. Trustees’ Fees and Expenses

At September 30, 2021, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2021 was $30,597. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the six months ended September 30, 2021, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

At March 31, 2021, the Fund had capital loss carry forwards of $988,637 of which $791,682 retains its character of short-term and $196,955 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

24  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

The tax character of distributions was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020
Net tax-exempt income	$5,211,017	$5,380,416
Ordinary Income	2,755	91,388
	$5,213,772	$5,471,804

As of March 31, 2021, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	259,536
Accumulated net realized loss	(988,637)
Unrealized appreciation	12,507,556
Other temporary differences	(202,597)
$11,575,858

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2021.

25  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

11. Ongoing Events: COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

26  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.02	$10.91	$10.74	$10.57	$10.61	$10.92
Income (loss) from investment operations:
Net investment income(1)	0.10	0.23	0.25	0.26	0.27	0.28
Net gain (loss) on securities (both realized and unrealized)	(0.03)	0.11	0.17	0.17	(0.04)	(0.31)
Total from investment operations	0.07	0.34	0.42	0.43	0.23	(0.03)
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.23)	(0.25)	(0.26)	(0.27)	(0.28)
Distributions from capital gains	—	––	—	—	—	—
Total distributions	(0.10)	(0.23)	(0.25)	(0.26)	(0.27)	(0.28)
Net asset value, end of period	$10.99	$11.02	$10.91	$10.74	$10.57	$10.61
Total return (not reflecting sales charge)	0.66%(2)	3.09%	3.89%	4.18%	2.18%	(0.30)%
Ratios/supplemental data
Net assets, end of period (in millions)	$129	$125	$120	$115	$116	$127
Ratio of expenses to average net assets	0.76%(3)	0.78%	0.79%	0.79%	0.76%	0.77%
Ratio of net investment income to average net assets	1.85%(3)	2.04%	2.25%	2.51%	2.53%	2.58%
Portfolio turnover rate	4%(2)	7%	6%	9%	4%	12%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.83%(3)	0.86%	0.87%	0.86%	0.84%	0.85%
Ratio of net investment income to average net assets	1.78%(3)	1.96%	2.17%	2.43%	2.45%	2.50%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

27  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.02	$10.91	$10.74	$10.57	$10.61	$10.92
Income (loss) from investment operations:
Net investment income(1)	0.06	0.13	0.15	0.17	0.18	0.19
Net gain (loss) on securities (both realized and unrealized)	(0.03)	0.11	0.17	0.17	(0.04)	(0.31)
Total from investment operations	0.03	0.24	0.32	0.34	0.14	(0.12)
Less distributions (note 9):
Dividends from net investment income	(0.06)	(0.13)	(0.15)	(0.17)	(0.18)	(0.19)
Distributions from capital gains	—	––	—	—	—	—
Total distributions	(0.06)	(0.13)	(0.15)	(0.17)	(0.18)	(0.19)
Net asset value, end of period	$10.99	$11.02	$10.91	$10.74	$10.57	$10.61
Total return (not reflecting sales charge)	0.23%(2)	2.21%	3.01%	3.30%	1.31%	(1.14)%
Ratios/supplemental data
Net assets, end of period (in millions)	$3	$3	$5	$7	$9	$12
Ratio of expenses to average net assets	1.60%(3)	1.64%	1.65%	1.63%	1.61%	1.61%
Ratio of net investment income to average net assets	1.00%(3)	1.20%	1.41%	1.66%	1.68%	1.72%
Portfolio turnover rate	4%(2)	7%	6%	9%	4%	12%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.68%(3)	1.71%	1.73%	1.71%	1.69%	1.69%
Ratio of net investment income to average net assets	0.93%(3)	1.13%	1.33%	1.58%	1.60%	1.64%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

28  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Six Months Ended 9/30/21 (unaudited)	Year Ended March 31, 2021	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$11.00	$10.89	$10.72	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.11	0.24	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	(0.03)	0.11	0.17	0.24
Total from investment operations	0.08	0.35	0.43	0.33
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.24)	(0.26)	(0.09)
Distributions from capital gains	—	—	—	—
Total distributions	(0.11)	(0.24)	(0.26)	(0.09)
Net asset value, end of period	$10.97	$11.00	$10.89	$10.72
Total return	0.75%(2)	3.27%	4.08%	3.18%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$4	$2	$1.5	$0.6
Ratio of expenses to average net assets	0.57%(3)	0.60%	0.61%	0.63%(3)
Ratio of net investment income to average net assets	2.02%(3)	2.21%	2.41%	2.58%(3)
Portfolio turnover rate	4%(2)	7%	6%	9%(3)

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.65%(3)	0.68%	0.69%	0.71%(3)
Ratio of net investment income to average net assets	1.95%(3)	2.13%	2.33%	2.50%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

29  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.03	$10.91	$10.74	$10.56	$10.61	$10.92
Income (loss) from investment operations:
Net investment income(1)	0.09	0.21	0.23	0.26	0.26	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.04)	0.12	0.17	0.18	(0.05)	(0.31)
Total from investment operations	0.05	0.33	0.40	0.44	0.21	(0.05)
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.21)	(0.23)	(0.26)	(0.26)	(0.26)
Distributions from capital gains	—	––	—	—	—	—
Total distributions	(0.09)	(0.21)	(0.23)	(0.26)	(0.26)	(0.26)
Net asset value, end of period	$10.99	$11.03	$10.91	$10.74	$10.56	$10.61
Total return	0.49%(2)	3.03%	3.74%	4.24%	1.95%	(0.45)%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.3	$0.3	$0.2	$0.2	$0.1	$0.1
Ratio of expenses to average net assets	0.90%(3)	0.93%	0.94%	0.83%	0.89%	0.90%
Ratio of net investment income to average net assets	1.70%(3)	1.89%	2.10%	2.47%	2.41%	2.43%
Portfolio turnover rate	4%(2)	7%	6%	9%	4%	12%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.98%(3)	1.00%	1.02%	0.91%	0.97%	0.98%
Ratio of net investment income to average net assets	1.63%(3)	1.81%	2.02%	2.39%	2.33%	2.35%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

30  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.02	$10.91	$10.74	$10.57	$10.61	$10.92
Income (loss) from investment operations:
Net investment income(1)	0.11	0.24	0.26	0.28	0.29	0.30
Net gain (loss) on securities (both realized and unrealized)	(0.03)	0.11	0.17	0.17	(0.04)	(0.31)
Total from investment operations	0.08	0.35	0.43	0.45	0.25	(0.01)
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.24)	(0.26)	(0.28)	(0.29)	(0.30)
Distributions from capital gains	—	––	—	—	—	—
Total distributions	(0.11)	(0.24)	(0.26)	(0.28)	(0.29)	(0.30)
Net asset value, end of period	$10.99	$11.02	$10.91	$10.74	$10.57	$10.61
Total return	0.73%(2)	3.24%	4.05%	4.34%	2.34%	(0.15)%
Ratios/supplemental data
Net assets, end of period (in millions)	$134	$126	$117	$105	$106	$104
Ratio of expenses to average net assets	0.61%(3)	0.63%	0.64%	0.64%	0.61%	0.62%
Ratio of net investment income to average net assets	2.00%(3)	2.19%	2.40%	2.66%	2.69%	2.73%
Portfolio turnover rate	4%(2)	7%	6%	9%	4%	12%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.68%(3)	0.71%	0.72%	0.72%	0.69%	0.70%
Ratio of net investment income to average net assets	1.92%(3)	2.11%	2.32%	2.58%	2.61%	2.65%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

31  |  Aquila Narragansett Tax-Free Income Fund

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

32  |  Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Clarfeld Financial Advisors, LLC, a wholly-owned subsidiary of Citizens Bank, N.A. (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). Effective July 26, 2021, Citizens Investment Advisors, a department of Citizens Bank, N.A., transferred the Sub-Advisory Agreement for the Fund to the Sub-Adviser. The transfer did not result in a change of actual control or management of the Sub-Adviser to the Fund. In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 25, 2021 and on September 11, 2021 to review and discuss the contract review materials that were provided in advance of the August 25, 2021 meeting. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable by the Fund under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”).  In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

At the meeting held on September 11, 2021, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund present at the meeting, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2022. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

33  |  Aquila Narragansett Tax-Free Income Fund

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser.

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s portfolio manager, Mr. Jeffrey Hanna. They considered that Mr. Hanna is based in Providence, Rhode Island and that he has a comprehensive understanding regarding the economy of the State of Rhode Island and the securities in which the Fund invests, including those securities with less than the highest ratings from the rating agencies.

The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Trustees also considered that the Manager and the Sub-Adviser had provided all advisory services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.

The Trustees also noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund.

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and seven other single-state intermediate and single-state long municipal bond funds, as classified by Morningstar, that are similar to the Fund in size and that charge a front-end sales charge);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Single-State Intermediate Municipal Bond Funds category); and
•	the Fund’s benchmark index, the Bloomberg Quality Intermediate Municipal Bond Index.

34  |  Aquila Narragansett Tax-Free Income Fund

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was higher than the average annual total return of the funds in the Peer Group for the three, five and ten-year periods ended June 30, 2021, but lower than the average annual return of the funds in the Peer Group for the one-year period ended June 30, 2021. The Trustees noted the difference in the performance between the intermediate and long-maturity funds in the Peer Group. The Trustees further noted that the Fund’s average annual total return was higher than the average annual total return of the funds in the Product Category for Performance for the three, five and ten-year periods ended June 30, 2021, but lower than the average annual return of the funds in the Product Category for Performance for the one-year period ended June 30, 2021. The Trustees also considered that the Fund’s average annual return was higher than that of its benchmark index for the one and ten-year periods ended June 30, 2021, but lower than the index for the three and five-year periods ended June 30, 2021.

The Trustees noted that the Fund invests primarily in municipal obligations issued by the State of Rhode Island, its counties and various other local authorities, while the funds in the Product Category for Performance invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States. They noted that only 0.19% of the benchmark index consists of Rhode Island bonds and that none of the funds in the Peer Group invests in Rhode Island municipal obligations. They further noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the second quintile relative to the funds in the Product Category for Performance for both the three and five-year periods ended June 30, 2021. The Trustees further noted that the Fund’s Sharpe ratio was in the second quintile for both the three and five-year periods ended June 30, 2021, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. The Trustees noted that the Fund was the only Rhode Island state-specific tax-free municipal bond fund in the State.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory Fees and Sub-Advisory Fees and Fund Expenses.

The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Single-State Intermediate Municipal Bond Funds and Morningstar Single-State Long Municipal Bond Funds from states within which 1-3 mutual funds are operating, with similar operating expense structures).

35  |  Aquila Narragansett Tax-Free Income Fund

The Trustees considered that the Fund’s contractual advisory fee was higher than the average but equal to the median contractual advisory fees of the funds in the Peer Group (at the Fund’s current asset level) and lower (by 0.015%) than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at the Fund’s current asset level). The Trustees noted that the Fund’s actual management fee was higher than the average actual management fee of the funds in the Peer Group and equal to the average actual management fee of the funds in the Product Category for Expenses (after giving effect to fee waivers in effect for those funds). The Trustees further noted that the Fund’s actual expenses (for Class A shares) were lower than the average actual expenses of the funds in both the Peer Group and Product Category for Expenses (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees further noted that the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2022. The Manager may not terminate these arrangements without the approval of the Board of Trustees.

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that, in most instances, the fee rates for those clients were comparable to the fees paid to the Manager by the Fund. With respect to the Sub-Adviser, the Trustees noted that the fee rates for its other clients were generally lower than the fees paid to the Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

The Trustees considered that the Manager and, in turn, the Sub-Adviser was currently voluntarily waiving a portion of its fees and had been since the Fund’s inception. Additionally, it was noted that the Manager had indicated that it intended to continue to voluntarily waive fees as necessary for the Fund to remain competitive.

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the management of the Fund. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

36  |  Aquila Narragansett Tax-Free Income Fund

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows.

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. They noted that the Manager has agreed, through a contractual advisory fee waiver, to include breakpoints in its advisory fee schedule based on the size of the Fund. The Trustees noted that the Manager’s profitability also may be an indicator of the availability of any economies of scale. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

37  |  Aquila Narragansett Tax-Free Income Fund

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/21	Ending(1) Account Value 9/30/21	Expenses(2) Paid During Period 4/1/21 – 9/30/21	Ending Account Value 9/30/21	Expenses(2) Paid During Period 4/1/21 – 9/30/21	Net Annualized Expense Ratio
A	$1,000	$1,006.60	$3.82	$1,021.26	$3.85	0.76%
C	$1,000	$1,002.30	$8.03	$1,017.05	$8.09	1.60%
F	$1,000	$1,007.50	$2.87	$1,022.21	$2.89	0.57%
I	$1,000	$1,004.90	$4.52	$1,020.56	$4.56	0.90%
Y	$1,000	$1,007.30	$3.07	$1,022.01	$3.09	0.61%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

38  |  Aquila Narragansett Tax-Free Income Fund

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2021, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2021, $5,211,017 of dividends paid by Aquila Narragansett Tax-Free Income Fund, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2022, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2021 calendar year.

39  |  Aquila Narragansett Tax-Free Income Fund

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

CLARFELD FINANCIAL ADVISORS, LLC

One Citizens Plaza

Providence, Rhode Island 02903

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Stephen J. Caridi, Senior Vice President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-RISAR-1121

Semi-Annual Report September 30, 2021

Aquila Tax-Free Fund of Colorado Interest Rates: Lower for Longer? Serving Colorado investors since 1987

November, 2021

Dear Fellow Shareholder:

The municipal bond market remains focused on key factors that drive interest rates, which is generally paramount on the minds of municipal bond investors. Included in these factors are Federal monetary and fiscal policies, both of which can have a direct impact on interest rates and, in turn, bond prices. So, what does this mean and how might it impact the municipal bond market and, specifically, your Fund?

Federal Reserve Tapering and Interest Rates

Much of the Federal Reserve (the “Fed”) activity and overall monetary policy is data dependent. The Fed carefully analyzes economic data and monitors current and projected growth. At its Federal Open Market Committee (“FOMC”) meeting in September, the Fed announced that it was preparing to reduce the pace of its monthly bond purchases, a process referred to as “tapering.” That is, tapering the pace of quantitative easing, also known as “QE,” which has been the Fed’s recent monetary policy to help stimulate U.S. economic growth in the wake of the ongoing pandemic. This announcement signaled the beginning of a shift in policy and prompted a change in market sentiment. In early November, the Fed announced that the tapering would begin “later this month” with reductions of $15 billion each month – $10 billion in U.S. Treasuries and $5 billion in mortgage-backed securities – from the current $120 billion a month that the Fed had been buying to reduce outstanding debt. The FOMC also voted to keep the 0%-0.25% target range of the federal funds rate, which affects the general level of interest rates and, subsequently, bond yields. The FOMC stressed that investors should not view the reduction in purchases as a signal that rate hikes are imminent. Officials have said they don’t envision rate hikes will begin until tapering is finished, which based on the current schedule will conclude around July, 2022.

The Potential Impact on Municipal Bond Yields

Much of the municipal bond market’s activity is influenced by the U.S. Treasury market, as determined by the yield ratio of municipal bonds to U.S. Treasury bonds. Municipal/Treasury ratios compare the current yield of municipal bonds to U.S. Treasury bonds and are used to help assess relative value. These ratios neared historical high levels in 2020, fueled by pandemic-related credit fears, only to reverse course during 2021. From a municipal bond perspective, current Municipal/Treasury ratios may generally be considered favorable in terms of offering enhanced relative value.

NOT A PART OF THE SEMI-ANNUAL REPORT

Although yields on municipal bonds have drifted upward, they continue to hover near historical lows. Fixed income investors still find themselves in a low interest rate environment, wondering when they may see more of an opportunity to earn attractive yields on their investments.

While uncertainty remains in terms of when longer term rates may rise, it is important to remember that all too often investors get caught in the trap of trying to “time the market.” Very few people are consistently right in calling securities market or interest rate movements.

Instead of concentrating on what the market is or isn’t doing, we believe:

•	It is prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk. We generally recommend working with a financial professional to develop an asset allocation model to best address these important factors.
•	Actively managed mutual funds may play an important role in your asset allocation model. Fund portfolio managers actively manage fund holdings over time, implementing various strategies based on market expectations that may mitigate the impact of market volatility. For example, fund holdings may be altered by quality rating (with a goal to manage credit risk that may increase with rising rates), as well as by maturity date and coupon (thereby adjusting portfolio duration, or the sensitivity of the fund to movements in interest rates – lower portfolio duration reduces sensitivity to changes in rates).
•	Dollar-cost averaging may also be an important part of your investment plan. Investing a set amount of money on a regular basis regardless of whether the market is up or down removes timing the market from your investment equation. This approach doesn’t guarantee a profit on your shares, nor will it protect against a loss if you redeem your investment in a declining market. However, it generally provides a balanced outcome over the longer term. When interest rates increase and share prices decline, as is bound to happen at some point, you may view that downturn as an opportunity to acquire more shares at a lower price.

The Aquila Advantage

Aquila Group of Funds’ portfolio management teams are locally-based in the states where they invest, providing a distinct advantage that is a hallmark of our investment process. By having an up-close perspective on the economy and bond issuers in their local municipalities, cities and states, our Fund managers are able to gain valuable insights into what’s happening “on the ground” and optimize the investment decision-making process.

NOT A PART OF THE SEMI-ANNUAL REPORT

Our investment professionals draw upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities. Today’s investment landscape is no exception. Regardless of Federal monetary policy and the direction of interest rates, each of our municipal bond funds is actively managed, consistently maintaining broadly diversified, high-quality portfolios, generally with an intermediate average maturity. We remain committed to effective risk management, seeking to provide our shareholders with an appropriate level of risk-adjusted returns.

As always, thank you for being a valued shareholder of Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Rates of inflation have recently risen. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (38.6%)	Ratings Moody’s, S&P and Fitch	Value
	City & County (0.4%)
	Englewood, Colorado
$ 1,000,000	5.000%, 12/01/30	NR/AA+/NR	$ 1,242,180

	Metropolitan District (1.4%)
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series A-1
2,600,000	5.000%, 12/01/25	NR/NR/AA-	2,721,134
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series B-1
1,000,000	5.000%, 12/01/25	Aa3/NR/NR	1,175,740
	Total Metropolitan District		3,896,874

	School Districts (36.3%)
	Adams 12 Five Star Schools, Colorado
3,000,000	5.000%, 12/15/25	Aa1/AA/NR	3,440,940
1,000,000	5.000%, 12/15/25	Aa1/AA/NR	1,186,230
1,435,000	5.000%, 12/15/29	Aa1/AA/NR	1,741,229
1,000,000	5.500%, 12/15/31	Aa1/AA/NR	1,305,850
3,150,000	5.000%, 12/15/32	Aa1/AA/NR	3,809,705
	Adams & Arapahoe Counties, Colorado Joint School District #28J
4,125,000	5.000%, 12/01/30	Aa1/NR/AA	5,000,160
	Adams & Weld Counties, Colorado School District #27J
1,030,000	5.000%, 12/01/22	Aa2/AA/NR	1,087,979
2,000,000	5.000%, 12/01/24	Aa2/AA/NR	2,110,400
1,000,000	5.000%, 12/01/25	Aa2/AA/NR	1,145,750
1,060,000	5.000%, 12/01/28	Aa2/AA/NR	1,253,461
3,895,000	5.000%, 12/01/29	Aa2/AA/NR	4,605,876
1,150,000	5.000%, 12/01/29	Aa2/AA/NR	1,442,503
	Arapahoe County, Colorado School District #001 Englewood
1,465,000	5.000%, 12/01/27	Aa2/NR/NR	1,735,703
	Arapahoe County, Colorado School District #006 Littleton
1,000,000	5.000%, 12/01/27	Aa1/NR/NR	1,200,610

1  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School Districts (continued)
	Boulder, Larimer & Weld Counties, Colorado Series A
$ 2,000,000	5.000%, 12/15/24	Aa1/AA+/NR	$ 2,295,340
	Boulder, Larimer & Weld Counties, Colorado Series C
2,000,000	5.000%, 12/15/28	Aa1/AA+/NR	2,438,200
	Boulder, Larimer & Weld Counties, Colorado, St. Vrain Valley School District RE-1J Series C
1,000,000	5.000%, 12/15/29	Aa1/AA+/NR	1,215,680
	Costilla County, Colorado School District No. R-30 Sierra Grande
2,180,000	5.000%, 12/01/32	Aa2/NR/NR	2,809,388
	Denver, Colorado City & County School District No. 1
3,000,000	4.000%, 12/01/26	Aa1/AA+/AA+	3,017,790
2,000,000	5.000%, 12/01/29	Aa1/AA+/AA+	2,425,440
1,000,000	5.000%, 12/01/32	Aa1/AA+/AA+	1,322,110
	Denver, Colorado City & County School District No. 1 Series B
2,000,000	5.000%, 12/01/25	Aa1/AA+/AA+	2,290,820
4,000,000	5.000%, 12/01/27	Aa1/AA+/AA+	4,570,760
	Douglas County, Colorado School District No. RE 1, Douglas & Elbert Counties Series B
3,000,000	5.000%, 12/15/31	Aa1/NR/AA+	3,811,530
	Eagle County School District, Colorado, Eagle, Garfield & Routt School District #50J
1,000,000	5.000%, 12/01/29	Aa1/AA/NR	1,213,850
	El Paso County, Colorado School District #2, Harrison
2,000,000	5.000%, 12/01/31	Aa2/AA/NR	2,532,180
	El Paso County, Colorado School District #20 Refunding
2,255,000	5.000%, 12/15/29	Aa1/NR/NR	2,741,358
1,250,000	5.000%, 12/15/31	Aa1/NR/NR	1,514,625

2  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School Districts (continued)
	Jefferson County, Colorado School District #R-1 Refunding
$ 2,225,000	5.000%, 12/15/30	Aa1/AA/NR	$ 2,756,196
1,500,000	5.000%, 12/15/30	Aa1/AA/NR	1,915,005
2,600,000	5.000%, 12/15/31	Aa1/AA/NR	3,305,406
3,000,000	4.000%, 12/15/33	Aa1/AA/NR	3,690,810
	La Plata County, Colorado School District #9-R Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,009,660
	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/30	Aa1/NR/AA+	1,275,080
800,000	5.000%, 12/15/30	Aa1/NR/NR	1,020,064
	Larimer, Weld & Boulder Counties, Colorado School District No. R-2J, Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,572,210
	Mesa County, Colorado Valley School District No. 051, Grand Junction Refunding
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,306,690
	Pitkin County, Colorado School District No. 1, Aspen
1,000,000	4.000%, 12/01/32	Aaa/NR/NR	1,240,760
	Pueblo County, Colorado School District No. 60
2,000,000	5.000%, 12/15/30	Aa2/AA/NR	2,607,000
	Pueblo County, Colorado School District No. 70
3,000,000	4.000%, 12/01/33	Aa2/AA/NR	3,694,410
	San Miguel County, Colorado School District R-1 Telluride
1,055,000	5.000%, 12/01/25	Aa1/AA/NR	1,208,766
	Summit County, Colorado School District No. RE 1 Refunding
2,000,000	5.000%, 12/01/28	Aaa/NR/NR	2,441,300
	Weld County, Colorado School District No. 6, Greeley
1,000,000	4.000%, 12/01/34	Aa2/AA/NR	1,228,920
	Total School Districts		99,537,744

3  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water & Sewer (0.5%)
	Central Colorado Water Conservancy District, Adams Morgan & Weld Counties
$ 1,185,000	5.000%, 12/01/24	NR/A/NR	$ 1,301,000
	Total General Obligation Bonds		105,977,798

	Revenue Bonds (47.1%)
	City & County (1.1%)
	Denver, Colorado City & County COP, Convention Center Expansion Project Series 2018A
1,500,000	5.000%, 06/01/30	Aa2/AA+/AA+	1,772,130
	Grand Junction, Colorado COP
1,000,000	5.000%, 12/01/31	NR/AA-/NR	1,274,760
	Total City & County		3,046,890

	Electric (2.9%)
	Colorado Springs, Colorado Utilities Revenue, Refunding Series A
1,000,000	5.000%, 11/15/27	Aa2/AA+/AA	1,180,400
	Colorado Springs, Colorado Utilities Revenue Refunding Series B
2,600,000	5.000%, 11/15/23	Aa2/AA+/AA	2,738,684
	Colorado Springs, Colorado Utilities Revenue Refunding Series 2020A
500,000	5.000%, 11/15/31	Aa2/AA+/NR	662,585
840,000	5.000%, 11/15/32	Aa2/AA+/NR	1,109,489
400,000	5.000%, 11/15/33	Aa2/AA+/NR	526,500
	Estes Park, Colorado Power & Communications Enterprise Revenue Refunding & Improvement Series 2019A
1,310,000	5.000%, 11/01/30	NR/A+/NR	1,685,302
	Total Electric		7,902,960

	Higher Education (14.2%)
	Colorado Educational & Cultural Facility Authority, University of Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	887,926
7,000,000	5.250%, 03/01/25 NPFG Insured	A1/A+/NR	7,884,310

4  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Colorado Educational & Cultural Facility Authority Refunding, University of Denver Project
$ 1,000,000	5.250%, 03/01/26 NPFG Insured	A1/A+/NR	$ 1,196,260
	Colorado School of Mines Institutional Enterprise, Series B
1,845,000	5.000%, 12/01/29	A1/A+/NR	2,285,438
	Colorado Mountain College COP, Series 2021
340,000	4.000%, 12/01/32	Aa3/NR/NR	412,876
685,000	4.000%, 12/01/33	Aa3/NR/NR	827,179
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, Arapahoe Community College, Series 2017A
1,000,000	5.000%, 11/01/30	Aa3/NR/NR	1,233,360
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, System Wide Refunding, Series 2019A
1,110,000	5.000%, 11/01/30	Aa3/NR/NR	1,428,992
1,710,000	5.000%, 11/01/32	Aa3/NR/NR	2,185,910
835,000	5.000%, 11/01/33	Aa3/NR/NR	1,064,066
	Colorado State Board of Governors University Enterprise System, Series C
2,905,000	5.000%, 03/01/26 SHEIP Insured	Aa2/AA/NR	3,336,770
1,250,000	5.000%, 03/01/28 SHEIP Insured	Aa2/AA/NR	1,547,275
2,100,000	5.000%, 03/01/29 SHEIP Insured	Aa2/AA/NR	2,586,066
	Colorado State Board of Governors University Enterprise System, Series 2013A
1,000,000	5.000%, 03/01/31 SHEIP Insured	Aa2/AA/NR	1,337,310
	University of Colorado Enterprise System, Series A
2,620,000	5.000%, 06/01/29	Aa1/NR/AA+	3,019,131
1,165,000	5.000%, 06/01/26 NPFG Insured	Aa1/NR/AA+	1,401,681
	University of Colorado Enterprise System, Series A-1
2,000,000	5.000%, 06/01/28	Aa1/NR/AA+	2,534,220

5  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	University of Colorado Enterprise System, Series 2019B
$ 1,000,000	5.000%, 06/01/32	Aa1/NR/AA+	$ 1,272,850
1,000,000	5.000%, 06/01/33	Aa1/NR/AA+	1,267,460
	University of Northern Colorado Greeley Institutional Enterprise Refunding, SHEIP, Series A
1,000,000	5.000%, 06/01/25 SHEIP Insured	Aa2/AA/NR	1,115,560
	Total Higher Education		38,824,640

	Hospital (0.5%)
	Colorado Health Facilities Authority, Sanford
1,000,000	5.000%, 11/01/30 Series 2019A	NR/A+/AA-	1,288,270

	Lease (12.8%)
	Arvada, Colorado COP
1,190,000	4.000%, 12/01/29	NR/AA+/NR	1,367,488
	Colorado State BEST COP Series K
3,500,000	5.000%, 03/15/30	Aa2/AA-/NR	4,231,150
2,500,000	5.000%, 03/15/31	Aa2/AA-/NR	3,009,625
	Colorado State BEST COP Series M
2,000,000	5.000%, 03/15/31	Aa2/AA-/NR	2,472,860
	Colorado State Building Excellent Schools Today COP
500,000	5.000%, 03/15/32 Series 2020 R	Aa2/AA-/NR	643,695
	Colorado State COP Rural Colorado
2,695,000	4.000%, 12/15/34 Series 2020 A	Aa2/AA-/NR	3,263,510
2,000,000	5.000%, 12/15/33 Series 2021 A	Aa2/AA-/NR	2,679,380
	Colorado State Higher Education Capital Construction Lease
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	2,039,306
	Colorado State Higher Education Lease Purchase Financing Program COP
1,000,000	4.000%, 09/01/32 Series 2020	Aa2/AA-/NR	1,241,530
	Denver, Colorado City & County COP (Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,261,791

6  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Lease (continued)
	Douglas County, Colorado COP (Libraries)
$ 1,570,000	5.000%, 12/01/27	Aa2/NR/NR	$ 1,783,928
	Foothills Park and Recreation District, Colorado COP
1,525,000	4.000%, 12/01/33 Series 2021	NR/AA-/NR	1,849,428
	Foothills Park and Recreation District, Colorado COP Refunding & Improvement
1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	1,624,384
	Jefferson County, Colorado School District No. R-1 COP
1,000,000	5.000%, 12/15/27	Aa3/AA-/NR	1,175,740
	Rangeview Library District Project, Colorado COP
2,515,000	5.000%, 12/15/27 AGMC Insured	Aa2/AA/NR	2,961,563
	South Suburban Park and Recreation District, Colorado COP
1,000,000	5.000%, 12/15/31	NR/AA-/NR	1,255,550
	Thompson School District No R2-J (Larimer, Weld And Boulder Counties, Colorado COP, Series 2014
750,000	4.500%, 12/01/26	A1/NR/NR	837,990
	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A2/AA/NR	1,484,322
	Total Lease		35,183,240

	Sales Tax (2.7%)
	Broomfield, Colorado Sales & Use Tax
1,000,000	5.000%, 12/01/30	Aa3/NR/NR	1,237,450
	City of Fruita, Colorado Sales & Use Tax
1,110,000	4.000%, 10/01/33	NR/AA-/NR	1,273,114
	Commerce City, Colorado Sales & Use Tax
1,000,000	5.000%, 08/01/26 BAMAC Insured	Aa3/AA/NR	1,170,040
	Denver, Colorado City & County Dedicated Tax Revenue, Series 2021A
1,000,000	4.000%, 08/01/32	Aa3/AA-/AA-	1,232,770
1,165,000	4.000%, 08/01/33	Aa3/AA-/AA-	1,430,795

7  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Sales Tax (continued)
	Westminster, Colorado Economic Development Authority, Mandalay Gardens Urban Renewal Project
$ 1,090,000	4.000%, 12/01/22	NR/AA-/NR	$ 1,138,091
	Total Sales Tax		7,482,260

	Transportation (4.0%)
	E-470 Public Highway Authority, Colorado Senior Revenue
2,515,000	5.000%, 09/01/36	A2/A/NR	3,220,256
	Regional Transportation District, Colorado COP, Series A
2,000,000	5.000%, 06/01/26	A1/AA/AA-	2,306,900
	Regional Transportation District, Colorado Sales Tax Refunding, Fastracks Project Series 2013A
3,000,000	5.000%, 11/01/32	Aa2/AA+/AA	4,119,030
	Roaring Fork Transportation Authority Property Tax Revenue, Series 2021A
500,000	4.000%, 12/01/33	NR/AA-/NR	615,270
650,000	4.000%, 12/01/34	NR/AA-/NR	797,010
	Total Transportation		11,058,466

	Water & Sewer (8.9%)
	Arapahoe, Colorado Water & Wastewater Public Improvement District
1,320,000	5.000%, 12/01/24	NR/AA-/NR	1,512,390
1,020,000	5.000%, 12/01/25	NR/AA-/NR	1,166,237
	Broomfield, Colorado Sewer and Waste Water
1,975,000	4.000%, 12/01/21 AGMC Insured	Aa3/NR/NR	1,987,186
1,550,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA/NR	1,635,002
	Central Weld County, Colorado Water District
300,000	4.000%, 12/01/31 AGMC Insured	NR/AA/NR	366,216
250,000	4.000%, 12/01/32 AGMC Insured	NR/AA/NR	302,955
200,000	4.000%, 12/01/33 AGMC Insured	NR/AA/NR	241,502
	Colorado Water Resource & Power Development Authority
925,000	5.000%, 09/01/25	Aaa/AAA/AAA	1,089,123

8  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water & Sewer (continued)
	Colorado Water Resource & Power Development Authority State Revolving Fund Revenue Refunding, Series 2021A
$ 575,000	5.000%, 03/01/32	Aaa/AAA/AAA	$ 776,520
	Denver, Colorado City and County Board Water Commissioners Master Resolution, Refunding, Series B
1,000,000	4.000%, 12/15/22	Aaa/AAA/AAA	1,007,610
	Denver, Colorado City and County Board Water Commissioners, Series B
850,000	5.000%, 09/15/29	Aaa/AAA/AAA	1,057,970
	East Cherry Creek Water & Sanitation District Arapahoe County Water Revenue Activity Enterprise Refunding, Series 2020
1,085,000	5.000%, 11/15/32	NR/AA-/NR	1,404,760
	Firestone, Colorado Water Enterprise, Series 2020
750,000	5.000%, 12/01/32 BAMAC Insured	NR/AA/NR	976,500
	Greeley, Colorado Water Revenue
1,705,000	5.000%, 08/01/28	Aa2/AA+/NR	2,053,383
	North Weld County, Colorado Water District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,525,871
	Parker, Colorado Water & Sanitation District Water & Sewer Enterprise Refunding
1,000,000	5.000%, 11/01/22 AGMC Insured	A2/AA+/NR	1,027,390
1,125,000	4.000%, 11/01/32	NR/AA+/NR	1,356,131
1,000,000	4.000%, 11/01/33	NR/AA+/NR	1,201,600
	St. Vrain, Colorado Sanitation District Wastewater Revenue Refunding and Improvement Bonds, Series 2020
800,000	4.000%, 12/01/31	NR/AA/NR	976,576
	Thornton, Colorado Water Enterprise Revenue, Series 2013
1,970,000	4.000%, 12/01/24	Aa2/AA/NR	2,128,683

9  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water & Sewer (continued)
	Upper Eagle Regional Water Authority, Eagle County, Colorado Refunding and Improvement
$ 500,000	4.000%, 12/01/32 AGMC Insured	NR/AA/NR	$ 615,515
	Total Water & Sewer		24,409,120
	Total Revenue Bonds		129,195,846

	Pre-Refunded\Escrowed to Maturity Bonds (12.2%)††
	Pre-Refunded General Obligation Bonds (5.2%)
	Metropolitan Districts (0.6%)
	Meridian Metropolitan District, Colorado Refunding Series A
1,645,000	4.500%, 12/01/23	NR/A-/A	1,656,186

	School Districts (4.6%)
	Adams County, Colorado School District #50
1,000,000	4.000%, 12/01/23	Aa2/AA/NR	1,044,660
3,000,000	4.000%, 12/01/24	Aa2/AA/NR	3,133,980
	Eagle County School District, Colorado, Eagle, Garfield & Routt School District #50J
1,170,000	5.000%, 12/01/25	Aa1/AA/NR	1,290,346
	El Paso County, Colorado School District #20 Refunding
1,945,000	4.375%, 12/15/23	Aa1/NR/NR	1,961,202
	Garfield, Pitkin, & Eagle Counties, Colorado School District #RE-1 Roaring Fork
1,600,000	5.000%, 12/15/27	Aa2/NR/NR	1,903,072
	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/27	Aa1/NR/NR	1,189,420
	Summit County, Colorado School District No. RE 1 Refunding
2,000,000	4.000%, 12/01/24	Aaa/NR/NR	2,012,340
	Total School Districts		12,535,020
	Total Pre-Refunded General Obligation Bonds		14,191,206

10  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (7.0%)	Ratings Moody’s, S&P and Fitch	Value
	Electric (0.4%)
	Colorado Springs, Colorado Utilities Revenue, Series C-2
$ 1,060,000	5.000%, 11/15/23	Aa2/AA+/AA	$ 1,117,441

	Higher Education (1.4%)
	Colorado State Board of Governors University Enterprise System, Series A
2,300,000	5.000%, 03/01/25 SHEIP Insured	NR/NR/NR**	2,345,793
	University of Colorado Enterprise System
1,270,000	5.000%, 06/01/25	Aa1/NR/AA+	1,427,201
	Total Higher Education		3,772,994

	Lease (1.3%)
	Colorado State BEST COP Series H
3,490,000	4.000%, 03/15/26	Aa2/AA-/NR	3,550,517

	Sales Tax (1.7%)
	Boulder, Colorado General Fund Capital Improvement Projects
2,235,000	4.000%, 10/01/25	Aa1/AAA/NR	2,320,913
	Castle Rock, Colorado Sales & Use Tax
1,015,000	4.000%, 06/01/25	Aa3/AA/NR	1,078,996
	Pueblo, Colorado Urban Renewal Authority, Refunding & Improvement, Series B
1,250,000	5.250%, 12/01/28	A2/A/NR	1,260,088
	Total Sales Tax		4,659,997

11  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water & Sewer (2.2%)
	Broomfield, Colorado Water Activity Enterprise
$ 3,385,000	5.000%, 12/01/21 ETM	Aa2/NR/NR	$ 3,410,963
	Woodmoor, Colorado Water & Sanitation District #1 Enterprise
2,570,000	4.500%, 12/01/26	NR/AA/NR	2,587,682
	Total Water & Sewer		5,998,645

	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		19,099,594
	Total Pre-Refunded\Escrowed to Maturity Bonds		33,290,800
	Total Municipal Bonds (cost $256,824,969)		268,464,444

Shares	Short-Term Investment (1.1%)
3,041,436	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%* (cost $3,041,436)	Aaa-mf/AAAm/NR	3,041,436

	Total Investments (cost $259,866,405-note 4)	99.0%	271,505,880
	Other assets less liabilities	1.0	2,792,140
	Net Assets	100.0%	$ 274,298,020

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody's or AAA of S&P	2.8%
Prerefunded bonds/ETM bonds ††	12.4
Aa of Moody's or AA of S&P or Fitch	77.6
A of Moody's or S&P or Fitch	7.2
100.0%

12  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

BAMAC - Build America Mutual Assurance Company

BEST - Building Excellent Schools Today

COP - Certificates of Participation

ETM - Escrowed to Maturity

NPFG - National Public Finance Guarantee

NR - Not Rated

SHEIP - State Higher Education Intercept Program

*	The rate is an annualized seven-day yield at period end.

**	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

13  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2021 (unaudited)

ASSETS
Investments at value (cost $259,866,405)	$271,505,880
Interest receivable	3,171,039
Receivable for Fund shares sold	33,690
Other assets	23,939
Total assets	274,734,548

LIABILITIES
Payable for Fund shares redeemed	179,117
Management fee payable	108,937
Dividends payable	65,936
Distribution and service fees payable	340
Accrued expenses payable	82,198
Total liabilities	436,528
NET ASSETS	$274,298,020

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$258,721
Additional paid-in capital	264,295,167
Total distributable earnings	9,744,132
$274,298,020
CLASS A
Net Assets	$173,465,404
Capital shares outstanding	16,372,681
Net asset value and redemption price per share	$10.59
Maximum offering price per share (100/97 of $10.59)	$10.92

CLASS C
Net Assets	$5,543,909
Capital shares outstanding	524,480
Net asset value and offering price per share	$10.57

CLASS Y
Net Assets	$95,288,707
Capital shares outstanding	8,974,986
Net asset value, offering and redemption price per share	$10.62

See accompanying notes to financial statements.

14  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2021 (unaudited)

Investment Income
Interest income		$3,101,021

Expenses
Management fees (note 3)	$701,196
Distribution and service fees (note 3)	79,995
Transfer and shareholder servicing agent fees	69,063
Legal fees	39,314
Trustees’ fees and expenses (note 7)	32,676
Registration fees and dues	12,903
Auditing and tax fees	12,033
Insurance	6,882
Shareholders’ reports	6,227
Custodian fees	5,070
Compliance services (note 3)	4,041
Credit facility fees (note 10)	1,467
Miscellaneous	17,690
Total Expenses	988,557

Management fee waived (note 3)	(28,048)
Net expenses		960,509
Net investment income		2,140,512

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	6,082
Change in unrealized appreciation on investments	(1,206,760)
Net realized and unrealized gain (loss) on investments		(1,200,678)
Net change in net assets resulting from operations		$939,834

See accompanying notes to financial statements.

15  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31, 2021
OPERATIONS
Net investment income	$2,140,512	$4,684,735
Realized gain (loss) from securities transactions	6,082	—
Change in unrealized appreciation on investments	(1,206,760)	1,921,923
Change in net assets resulting from operations	939,834	6,606,658

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(1,356,365)	(3,140,983)

Class C Shares	(18,121)	(58,131)

Class Y Shares	(764,239)	(1,483,000)
Change in net assets from distributions	(2,138,725)	(4,682,114)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	12,656,506	46,676,277
Reinvested dividends and distributions	1,717,085	3,771,077
Cost of shares redeemed	(20,550,141)	(36,584,021)
Change in net assets from capital share transactions	(6,176,550)	13,863,333
Change in net assets	(7,375,441)	15,787,877

NET ASSETS:
Beginning of period	281,673,461	265,885,584
End of period	$274,298,020	$281,673,461

See accompanying notes to financial statements.

16  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (unaudited)

1. Organization

Aquila Tax-Free Fund of Colorado (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act“) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Tax-Free Fund of Colorado. Tax-Free Fund of Colorado transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Tax-Free Fund of Colorado on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Tax-Free Fund of Colorado received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

17  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2021:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$3,041,436
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	268,464,444
Level 3 – Significant Unobservable Inputs	—
Total	$271,505,880
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

18  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

f)	Multiple Class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2021, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% of net assets of the Fund.

The Manager has contractually agreed to waive fees through September 30, 2022 to the extent necessary in order to pass savings through to the shareholders with respect to the Sub-Adviser’s contractual fee waiver such that its fees are as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets above $1 billion. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended September 30, 2021, the Fund incurred management fees of $701,196 of which $28,048 was waived under the contractual fee waiver.

19  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20%. The Sub-Adviser has contractually agreed to waive its fee through September 30, 2022 such that its annual rate of fees is at 0.16% of net assets of the Fund up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Fund’s Distribution Plan applicable to Class A Shares permits the Fund to make distribution fee payments at the rate of up to 0.15% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.075%. For the six months ended September 30, 2021, distribution fees on Class A Shares amounted to $48,954 of which the Distributor retained $3,343.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2021, amounted to $23,281. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2021, amounted to $7,760. The total of these payments with respect to Class C Shares amounted to $31,041 of which the Distributor retained $7,726.

20  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2021, total commissions on sales of Class A Shares amounted to $11,161 of which the Distributor received $5,447.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2021, purchases of securities and proceeds from the sales of securities aggregated $13,378,731 and $14,665,000, respectively.

At September 30, 2021, the aggregate tax cost for all securities was $259,833,447. At September 30, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $12,039,480 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $367,047 for a net unrealized appreciation of $11,672,433.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations. At September 30, 2021, the Fund had all of its long-term portfolio holdings invested in the securities of Colorado issuers.

21  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2021 (unaudited)		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	324,861	$3,472,131	847,244	$9,112,612
Reinvested dividends and distributions	109,171	1,165,089	248,986	2,670,579
Cost of shares redeemed	(889,167)	(9,505,842)	(1,875,223)	(20,140,834)
Net change	(455,135)	(4,868,622)	(778,993)	(8,357,643)

Class C Shares
Proceeds from shares sold	20,350	216,812	67,528	722,509
Reinvested dividends and distributions	1,641	17,478	5,238	56,062
Cost of shares redeemed	(126,432)	(1,349,525)	(228,396)	(2,448,094)
Net change	(104,441)	(1,115,235)	(155,630)	(1,669,523)

Class Y Shares
Proceeds from shares sold	837,506	8,967,563	3,423,398	36,841,156
Reinvested dividends and distributions	49,977	534,518	97,180	1,044,436
Cost of shares redeemed	(905,091)	(9,694,774)	(1,300,179)	(13,995,093)
Net change	(17,608)	(192,693)	2,220,399	23,890,499
Total transactions in Fund shares	(577,184)	$(6,176,550)	1,285,776	$13,863,333

7. Trustees’ Fees and Expenses

At September 30, 2021, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2021 was $32,676. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the six months ended September 30, 2021, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

22  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2021, the Fund had capital loss carry forwards of $1,925,753 of which $1,758,365 retains its character of short-term and $167,388 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

The tax character of distributions was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020
Net tax-exempt income	$4,680,747	$5,368,189
Ordinary Income	1,367	78,094
	$4,682,114	$5,446,283

As of March 31, 2021, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	88,545
Unrealized appreciation	12,856,112
Accumulated net realized loss	(1,925,753)
Other temporary differences	(75,881)
$10,943,023

23  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2021.

11. Ongoing Events: COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

24  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.64	$10.56	$10.46	$10.31	$10.51	$10.83
Income from investment operations:
Net investment income(1)	0.08	0.18	0.22	0.24	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	(0.05)	0.08	0.10	0.15	(0.20)	(0.33)
Total from investment operations	0.03	0.26	0.32	0.39	0.06	(0.05)
Less distributions (note 9):
Dividends from net investment income	(0.08)	(0.18)	(0.22)	(0.24)	(0.26)	(0.27)
Distributions from capital gains	—	––	—	—	—	—
Total distributions	(0.08)	(0.18)	(0.22)	(0.24)	(0.26)	(0.27)
Net asset value, end of period	$10.59	$10.64	$10.56	$10.46	$10.31	$10.51
Total return (not reflecting sales charge)	0.30%(2)	2.48%	3.03%	3.86%	0.55%	(0.44)%
Ratios/supplemental data
Net assets, end of period (in millions)	$173	$179	$186	$188	$196	$208
Ratio of expenses to average net assets	0.68%(3)	0.69%	0.71%	0.70%	0.68%	0.68%
Ratio of net investment income to average net assets	1.53%(3)	1.69%	2.04%	2.35%	2.47%	2.57%
Portfolio turnover rate	5%(2)	7%	13%	7%	9%	11%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.70%(3)	0.71%	0.73%	0.72%	0.70%	0.70%
Ratio of net investment income to average net assets	1.51%(3)	1.67%	2.02%	2.33%	2.45%	2.55%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

25  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.62	$10.54	$10.44	$10.29	$10.49	$10.80
Income from investment operations:
Net investment income(1)	0.03	0.08	0.12	0.14	0.16	0.17
Net gain (loss) on securities (both realized and unrealized)	(0.05)	0.08	0.10	0.15	(0.20)	(0.31)
Total from investment operations	(0.02)	0.16	0.22	0.29	(0.04)	(0.14)
Less distributions (note 9):
Dividends from net investment income	(0.03)	(0.08)	(0.12)	(0.14)	(0.16)	(0.17)
Distributions from capital gains	—	––	—	—	—	—
Total distributions	(0.03)	(0.08)	(0.12)	(0.14)	(0.16)	(0.17)
Net asset value, end of period	$10.57	$10.62	$10.54	$10.44	$10.29	$10.49
Total return (not reflecting CDSC)	(0.18)%(2)	1.51%	2.06%	2.88%	(0.41)%	(1.29)%
Ratios/supplemental data
Net assets, end of period (in millions)	$6	$7	$8	$9	$15	$21
Ratio of expenses to average net assets	1.63%(3)	1.64%	1.66%	1.65%	1.63%	1.62%
Ratio of net investment income to average net assets	0.59%(3)	0.75%	1.09%	1.40%	1.52%	1.62%
Portfolio turnover rate	5%(2)	7%	13%	7%	9%	11%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	1.65%(3)	1.66%	1.68%	1.67%	1.65%	1.64%
Ratio of net investment income to average net assets	0.57%(3)	0.73%	1.07%	1.38%	1.50%	1.60%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

26  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.66	$10.58	$10.49	$10.34	$10.54	$10.86
Income from investment operations:
Net investment income(1)	0.09	0.19	0.22	0.25	0.27	0.28
Net gain (loss) on securities (both realized and unrealized)	(0.05)	0.08	0.09	0.15	(0.20)	(0.32)
Total from investment operations	0.04	0.27	0.31	0.40	0.07	(0.04)
Less distributions (note 9):
Dividends from net investment income	(0.08)	(0.19)	(0.22)	(0.25)	(0.27)	(0.28)
Distributions from capital gains	—	––	—	—	—	—
Total distributions	(0.08)	(0.19)	(0.22)	(0.25)	(0.27)	(0.28)
Net asset value, end of period	$10.62	$10.66	$10.58	$10.49	$10.34	$10.54
Total return	0.42%(2)	2.53%	2.98%	3.90%	0.61%	(0.38)%
Ratios/supplemental data
Net assets, end of period (in millions)	$95	$96	$72	$70	$76	$83
Ratio of expenses to average net assets	0.63%(3)	0.64%	0.66%	0.65%	0.63%	0.63%
Ratio of net investment income to average net assets	1.58%(3)	1.74%	2.09%	2.40%	2.52%	2.62%
Portfolio turnover rate	5%(2)	7%	13%	7%	9%	11%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.65%(3)	0.66%	0.68%	0.67%	0.65%	0.65%
Ratio of net investment income to average net assets	1.56%(3)	1.72%	2.07%	2.38%	2.50%	2.60%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

27  |  Aquila Tax-Free Fund of Colorado

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

28  |  Aquila Tax-Free Fund of Colorado

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 25, 2021 and on September 11, 2021 to review and discuss the contract review materials that were provided in advance of the August 25, 2021 meeting. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable by the Fund under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

At the meeting held on September 11, 2021, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund present at the meeting, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2022. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s portfolio manager, Mr. Christopher Johns. They considered that Mr. Johns is based in Denver, Colorado and that he has a comprehensive understanding regarding the economy of the State of Colorado and the securities in which the Fund invests, including those securities with less than the highest ratings from the rating agencies.

29  |  Aquila Tax-Free Fund of Colorado

The Trustees considered that the Manager supervised and monitored the performance of the Sub-Adviser. The Trustees also considered that the Manager and the Sub-Adviser had provided all advisory services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

The Trustees also noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A Shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and nine other single-state intermediate and single-state long municipal bond funds, as classified by Morningstar, that charge a front-end sales charge);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Single-State Intermediate Municipal Bond Funds category); and
•	the Fund’s benchmark index, the Bloomberg Quality Intermediate Municipal Bond Index.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was lower than the average annual total return of the funds in the Peer Group for the one, three, five and ten-year periods ended June 30, 2021. The Trustees noted the difference in the performance between the intermediate and long-maturity funds in the Peer Group. The Trustees also considered that the Fund’s average annual total return was lower than the average annual return of the funds in the Product Category for Performance for the one, three, five and ten-year periods ended June 30, 2021. The Trustees further noted that the Fund’s average annual return was lower than the average annual total return of the benchmark index for the one, three, five and ten-year periods ended June 30, 2021. The Trustees considered that the Fund invests primarily in municipal obligations issued by the State of Colorado, its counties and various other local authorities, while the funds in the Product Category for Performance invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and that less than 2.0% of the benchmark index consists of Colorado bonds. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for both the three and five-year periods ended June 30, 2021. The Trustees further noted that the Fund’s Sharpe ratio was in the fifth quintile for both the three and five-year periods ended June 30, 2021, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

30  |  Aquila Tax-Free Fund of Colorado

The Trustees discussed the Fund’s performance record with the Manager and the Sub-Adviser and considered the Manager’s and Sub-Adviser’s view that the Fund’s performance, as compared to its peer group, was explained in part by the Fund’s somewhat higher-quality portfolio and lower duration.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Single-State Intermediate Municipal Bond Funds and Morningstar Single-State Long Municipal Bond Funds from states within which 4-7 mutual funds are operating, with similar operating expense structures).

The Trustees considered that the Fund’s contractual advisory fee was higher than the average contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level) and equal to the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at the Fund’s current asset level). The Trustees noted that the Fund’s actual management fee (after giving effect to the fee waiver) was higher than the average actual management fee of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers in effect for those funds). They noted, however, that the Fund’s actual expenses (for Class A shares), after giving effect to fee waivers and expense reimbursements, were lower than the average actual expenses of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that, in most instances, the fee rates for those clients were comparable to the fees paid to the Manager by the Fund. With respect to the Sub-Adviser, the Trustees noted that the fee rates for its other clients were generally lower than the fees paid to the Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

31  |  Aquila Tax-Free Fund of Colorado

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the management of the Fund. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. They noted that the Sub-Adviser has agreed, through a contractual waiver of its sub-advisory fees, to include breakpoints in its fee schedule based on the size of the Fund. In addition, it was noted that the Manager had contractually agreed to waive its fees to the extent necessary in order to pass the benefits of the breakpoints in the sub-advisory fee schedule and the Sub-Adviser’s fee waiver under the Sub-Advisory Agreement to the shareholders of the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

32  |  Aquila Tax-Free Fund of Colorado

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/21	Ending(1) Account Value 9/30/21	Expenses(2) Paid During Period 4/1/21 – 9/30/21	Ending Account Value 9/30/21	Expenses(2) Paid During Period 4/1/21 – 9/30/21	Net Annualized Expense Ratio
A	$1,000	$1,003.00	$3.41	$1,021.66	$3.45	0.68%
C	$1,000	$ 998.20	$8.16	$1,016.90	$8.24	1.63%
Y	$1,000	$1,004.20	$3.17	$1,021.91	$3.19	0.63%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

33  |  Aquila Tax-Free Fund of Colorado

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2021, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2021, $4,680,747 of dividends paid by Aquila Tax-Free Fund of Colorado, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2022, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2021 calendar year.

34  |  Aquila Tax-Free Fund of Colorado

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT

1550 Market Street, Suite 300

Denver, Colorado 80202

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Craig T. DiRuzzo, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-COSAR-1121

Semi-Annual Report September 30, 2021

Aquila Tax-Free Fund for Utah Interest Rates: Lower for Longer? Serving Utah investors since 1992

November, 2021

Dear Fellow Shareholder:

The municipal bond market remains focused on key factors that drive interest rates, which is generally paramount on the minds of municipal bond investors. Included in these factors are Federal monetary and fiscal policies, both of which can have a direct impact on interest rates and, in turn, bond prices. So, what does this mean and how might it impact the municipal bond market and, specifically, your Fund?

Federal Reserve Tapering and Interest Rates

Much of the Federal Reserve (the “Fed”) activity and overall monetary policy is data dependent. The Fed carefully analyzes economic data and monitors current and projected growth. At its Federal Open Market Committee (“FOMC”) meeting in September, the Fed announced that it was preparing to reduce the pace of its monthly bond purchases, a process referred to as “tapering.” That is, tapering the pace of quantitative easing, also known as “QE,” which has been the Fed’s recent monetary policy to help stimulate U.S. economic growth in the wake of the ongoing pandemic. This announcement signaled the beginning of a shift in policy and prompted a change in market sentiment. In early November, the Fed announced that the tapering would begin “later this month” with reductions of $15 billion each month – $10 billion in U.S. Treasuries and $5 billion in mortgage-backed securities – from the current $120 billion a month that the Fed had been buying to reduce outstanding debt. The FOMC also voted to keep the 0%-0.25% target range of the federal funds rate, which affects the general level of interest rates and, subsequently, bond yields. The FOMC stressed that investors should not view the reduction in purchases as a signal that rate hikes are imminent. Officials have said they don’t envision rate hikes will begin until tapering is finished, which based on the current schedule will conclude around July, 2022.

The Potential Impact on Municipal Bond Yields

Much of the municipal bond market’s activity is influenced by the U.S. Treasury market, as determined by the yield ratio of municipal bonds to U.S. Treasury bonds. Municipal/Treasury ratios compare the current yield of municipal bonds to U.S. Treasury bonds and are used to help assess relative value. These ratios neared historical high levels in 2020, fueled by pandemic-related credit fears, only to reverse course during 2021. From a municipal bond perspective, current Municipal/Treasury ratios may generally be considered favorable in terms of offering enhanced relative value.

NOT A PART OF THE SEMI-ANNUAL REPORT

Although yields on municipal bonds have drifted upward, they continue to hover near historical lows. Fixed income investors still find themselves in a low interest rate environment, wondering when they may see more of an opportunity to earn attractive yields on their investments.

While uncertainty remains in terms of when longer term rates may rise, it is important to remember that all too often investors get caught in the trap of trying to “time the market.” Very few people are consistently right in calling securities market or interest rate movements.

Instead of concentrating on what the market is or isn’t doing, we believe:

•	It is prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk. We generally recommend working with a financial professional to develop an asset allocation model to best address these important factors.
•	Actively managed mutual funds may play an important role in your asset allocation model. Fund portfolio managers actively manage fund holdings over time, implementing various strategies based on market expectations that may mitigate the impact of market volatility. For example, fund holdings may be altered by quality rating (with a goal to manage credit risk that may increase with rising rates), as well as by maturity date and coupon (thereby adjusting portfolio duration, or the sensitivity of the fund to movements in interest rates – lower portfolio duration reduces sensitivity to changes in rates).
•	Dollar-cost averaging may also be an important part of your investment plan. Investing a set amount of money on a regular basis regardless of whether the market is up or down removes timing the market from your investment equation. This approach doesn’t guarantee a profit on your shares, nor will it protect against a loss if you redeem your investment in a declining market. However, it generally provides a balanced outcome over the longer term. When interest rates increase and share prices decline, as is bound to happen at some point, you may view that downturn as an opportunity to acquire more shares at a lower price.

The Aquila Advantage

Aquila Group of Funds’ portfolio management teams are locally-based in the states where they invest, providing a distinct advantage that is a hallmark of our investment process. By having an up-close perspective on the economy and bond issuers in their local municipalities, cities and states, our Fund managers are able to gain valuable insights into what’s happening “on the ground” and optimize the investment decision-making process.

NOT A PART OF THE SEMI-ANNUAL REPORT

Our investment professionals draw upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities. Today’s investment landscape is no exception. Regardless of Federal monetary policy and the direction of interest rates, each of our municipal bond funds is actively managed, consistently maintaining broadly diversified, high-quality portfolios, generally with an intermediate average maturity. We remain committed to effective risk management, seeking to provide our shareholders with an appropriate level of risk-adjusted returns.

As always, thank you for being a valued shareholder of Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Rates of inflation have recently risen. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (18.3%)	Ratings Moody’s, S&P and Fitch	Value
	City and County (4.2%)
	Anchorage, Alaska
$ 600,000	4.000%, 04/01/36 Series 2020 E	NR/AAA/AA+	$ 721,380
	Carson City, Nevada
1,000,000	5.000%, 05/01/28	A1/AA-/NR	1,147,420
	Clark County, Nevada, Refunding
1,000,000	3.000%, 06/01/38 Series 2019	Aa1/AA+/NR	1,079,430
	Houston, Texas Public Improvement
1,000,000	5.000%, 03/01/35 Series A	Aa3/AA/NR	1,170,330
	Juneau, Alaska
1,500,000	4.000%, 06/01/35 Series 2021	NR/AA+/NR	1,822,050
	Kaufman County, Texas Limited Tax
525,000	4.000%, 02/15/33 Series 2021A	NR/AA-/AA	634,504
	Mission, Texas Combination Tax & Revenue Certificates of Obligation
500,000	4.000%, 02/15/32 Series 2021 BAMI Insured	NR/AA/NR	606,870
	North Las Vegas, Nevada Limited Tax
1,000,000	5.000%, 06/01/31 Series 2018 AGMC Insured	A1/AA/NR	1,242,930
	Port Arthur, Texas Combination Tax & Revenue Certificates of Obligation
500,000	4.000%, 02/15/32 Series 2021 BAMI Insured	NR/AA/NR	595,745
	Port of Olympia, Washington Limited Tax
1,385,000	5.000%, 12/01/31 AMT Series B	Aa2/NR/NR	1,708,453
	Reno, Nevada Capital Improvement Refunding
1,000,000	5.000%, 06/01/28	A1/A+/NR	1,072,870
	Rio Grande City, Texas Combination Tax Certificates of Obligation
855,000	4.000%, 02/15/33 Series 2020 AGMC Insured	NR/AA/NR	998,230
	San Antonio, Texas General Improvement Bonds
1,000,000	4.000%, 08/01/33 Series 2020	Aaa/AAA/AA+	1,194,960
1,525,000	4.000%, 08/01/35 Series 2021	Aaa/AAA/AA+	1,858,578
	Washoe County, Nevada Limited Tax
1,500,000	4.000%, 07/01/32 Series 2021	Aa2/AA/NR	1,846,935

1  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	City and County (continued)
	West Fargo, ND Refunding Improvement Bonds
$ 1,000,000	2.000%, 05/01/27 Series 2020A	A1/NR/NR	$ 1,049,060
1,500,000	3.000%, 05/01/31 Series 2021A	A1/NR/NR	1,625,055
	Total City and County		20,374,800

	Healthcare (0.4%)
	Bexar County, Texas Hospital District Limited Tax
500,000	4.000%, 02/15/37 Series 2020	Aa1/NR/AA+	582,720
	King County, Washington Public Hospital District No. 001, Refunding, Valley Medical Center
1,000,000	5.000%, 12/01/28	A2/NR/NR	1,267,540
	Total Healthcare		1,850,260

	Public Schools (9.9%)
	Alvin, Texas Independent School District
1,000,000	4.000%, 02/15/34 PSF Guaranteed	Aaa/NR/AAA	1,161,790
	Austin, Texas Independent School District Unlimited Tax
1,000,000	4.000%, 08/01/33 Series 2020 PSF Guaranteed	Aaa/NR/NR	1,224,930
	Canyons School District Utah (School Board Guaranty Program)
2,080,000	4.000%, 06/15/31 Series 2021B	Aaa/NR/AAA	2,612,480
	Clark County, Nevada School District Limited Tax
2,000,000	5.000%, 06/15/29 Series B	A1/A+/NR	2,527,420
1,000,000	5.000%, 06/15/35 Series B	A1/A+/NR	1,236,840
1,500,000	3.000%, 06/15/37 Series B AGMC Insured	A1/AA/NR	1,617,780
1,645,000	5.000%, 06/15/28 Series D	A1/A+/NR	1,931,115
2,000,000	4.000%, 06/15/30 Series D	A1/A+/NR	2,255,540
	Crandall, Texas Independent School District Unlimited Tax
1,010,000	3.000%, 08/15/32 Series 2020 PSF Guaranteed	NR/AAA/NR	1,125,201

2  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public Schools (continued)
	Del Valle, Texas Independent School District Unlimited Tax
$ 2,000,000	4.000%, 06/15/33 Series 2021 PSF Guaranteed	NR/AAA/NR	$ 2,419,140
	Emery County, Utah School District (School Board Guaranty)
1,165,000	3.000%, 06/15/31 Series 2021	Aaa/NR/NR	1,342,033
	Fort Bend, Texas Independent School District Unlimited Tax
1,000,000	4.000%, 08/15/34 Series 2020A PSF Guaranteed	NR/AAA/AAA	1,208,550
	Frenship, Texas Independent School District Unlimited Tax
2,000,000	3.000%, 02/15/34 Series 2021 PSF Guaranteed	Aaa/NR/AAA	2,211,900
	Friendswood, Texas Independent School District Unlimited Tax
750,000	3.000%, 02/15/33 Series 2021 PSF Guaranteed	Aaa/AAA/NR	849,772
500,000	3.000%, 02/15/34 Series 2021 PSF Guaranteed	Aaa/AAA/NR	564,395
	Grant County, Washington School District No. 161 Moses Lake (School Board Guaranty Program)
1,000,000	4.000%, 12/01/35†††	Aaa/NR/NR	1,231,010
	Gregory - Portland, Texas Independent School District Unlimited Tax
535,000	4.000%, 02/15/32 Series 2021A PSF Guaranteed	Aaa/AAA/NR	633,804
	Lewis County, Washington School District No. 302 Chehalis (School Board Guaranty Program)
1,000,000	5.000%, 12/01/34	Aaa/NR/NR	1,160,920
	Lewis & Thurston Counties, Washington School District No. 401 Centalia (School Board Guaranty Program)
1,230,000	5.000%, 12/01/35	Aaa/NR/NR	1,493,737
	Midlothian, Texas Independent School District Unlimited Tax
1,000,000	4.000%, 02/15/37 Series 2020 PSF Guaranteed	Aaa/AAA/NR	1,177,600

3  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public Schools (continued)
	Rio Grande City, Texas Independent School District Unlimited Tax
$ 1,000,000	3.000%, 08/15/35 Series 2020 PSF Guaranteed	NR/AAA/AAA	$ 1,105,880
	Washington County, Utah School District (School Board Guaranty Program)
2,880,000	5.000%, 03/01/30 Series B	Aaa/NR/AAA	3,512,045
3,020,000	5.000%, 03/01/31 Series B	Aaa/NR/AAA	3,670,719
	Washoe County, Nevada School District Limited Tax Improvement
1,000,000	4.000%, 10/01/34 Series 2020A	Aa3/AA/NR	1,194,480
5,385,000	3.000%, 06/01/33 Series 2021	Aa3/AA/NR	6,063,887
	Weatherford, Texas Independent School District Unlimited Tax Refunding
365,000	zero coupon, 02/15/23 Series 2019 PSF Guaranteed	Aaa/NR/NR	363,587
530,000	zero coupon, 02/15/28 Series 2019 PSF Guaranteed	Aaa/NR/NR	494,962
	West Texas Independent School District Unlimited Tax
1,360,000	3.000%, 08/15/32 Series 2020 PSF Guaranteed	NR/AAA/NR	1,530,000
	Total Public Schools		47,921,517

	State (1.5%)
	Texas State Transportation Commission Mobility Fund
1,000,000	5.000%, 10/01/31 Series 2015A	Aaa/AAA/AAA	1,171,960
	Texas State Water Financial Assistance
1,000,000	5.000%, 08/01/30 Series E	Aaa/AAA/AAA	1,166,310
	Utah State
1,000,000	5.000%, 07/01/28	Aaa/AAA/AAA	1,238,180
1,000,000	5.000%, 07/01/29	Aaa/AAA/AAA	1,234,080
1,000,000	3.000%, 07/01/34	Aaa/AAA/AAA	1,107,200
	Washington State Motor Vehicle Fuel Tax
1,365,000	4.000%, 06/01/35 Series 2021D	Aaa/AA+/AA+	1,671,743
	Total State		7,589,473

4  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (2.3%)
	Central Utah Water Conservancy District Refunding
$ 1,240,000	4.000%, 04/01/30 Series 2021A	NR/AA+/AA+	$ 1,530,842
	Henderson, Nevada Limited Tax Utility System
1,000,000	3.000%, 06/01/37 Series 2020A-1	Aa2/AA+/NR	1,091,730
	Las Vegas Valley, Nevada Water District Limited Tax
7,000,000	3.000%, 06/01/32 Series 2021C	Aa1/AA/NR	7,912,310
	Magna Water District, Utah
490,000	4.000%, 06/01/22	NR/AA/NR	502,500
	Total Water and Sewer		11,037,382
	Total General Obligation Bonds		88,773,432

	Revenue Bonds (71.3%)
	Airport (6.3%)
	Brownsville, Texas Combination Tax and Airport, Certificates of Obligation
500,000	5.000%, 02/15/28 AMT Series 2018	Aa3/AA/NR	590,270
	Broward County, Florida Port Facilities
1,000,000	4.000%, 09/01/38 AMT Series B	A1/A/NR	1,146,290
	Houston, Texas Airport System Subordinate Lien Refunding
1,000,000	5.000%, 07/01/29 AMT Series C	A1/NR/A	1,244,050
	Metropolitan Washington District of Columbia Airport Authority System, Revenue Refunding
1,000,000	5.000%, 10/01/36 AMT Series A	Aa3/A+/AA-	1,255,950
	Salt Lake City, Utah Airport Revenue, Salt Lake City International Airport
1,000,000	5.000%, 07/01/26 AMT Series A	A2/A/NR	1,193,720
3,750,000	5.000%, 07/01/27 AMT Series A	A2/A/NR	4,592,812
1,000,000	5.000%, 07/01/27 AMT Series A	A2/A/NR	1,224,750
1,000,000	5.000%, 07/01/28 AMT Series A	A2/A/NR	1,248,800
1,000,000	5.000%, 07/01/29 AMT Series A	A2/A/NR	1,244,050
3,100,000	5.000%, 07/01/30 AMT Series A	A2/A/NR	3,735,221
1,000,000	5.000%, 07/01/31 AMT Series A	A2/A/NR	1,310,960
1,000,000	5.000%, 07/01/32 AMT Series A	A2/A/NR	1,303,880

5  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Airport (continued)
	Brownsville, Texas Combination Tax and Airport, Certificates of Obligation (continued)
$ 1,000,000	5.000%, 07/01/33 AMT Series A	A2/A/NR	$ 1,298,150
410,000	5.000%, 07/01/34 AMT Series A	A2/A/NR	491,750
1,000,000	5.000%, 07/01/47 AMT Series A	A2/A/NR	1,186,950
1,240,000	5.000%, 07/01/30 Series B	A2/A/NR	1,520,265
850,000	5.000%, 07/01/31 Series B	A2/A/NR	1,039,320
500,000	5.000%, 07/01/31 Series B	A2/A/NR	620,910
1,525,000	5.000%, 07/01/37 Series B	A2/A/NR	1,841,010
	Williston City, North Dakota Airport Revenue Infrastructure Sales Tax
2,365,000	4.000%, 11/01/28	NR/A+/NR	2,505,647
	Total Airport		30,594,755

	Charter Schools (7.7%)
	Utah State Charter School Finance Authority Entheos Academy (School Board Guaranty Program)
1,375,000	4.000%, 10/15/30 Series 2020A	Aa2/NR/NR	1,638,079
	Utah State Charter School Finance Authority George Washington Academy
1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	1,636,920
	Utah State Charter School Finance Authority Good Foundations Academy
450,000	4.750%, 11/15/24 Series A 144A	NR/NR/NR*	450,801
1,655,000	5.550%, 11/15/34 Series A 144A	NR/NR/NR*	1,658,707
3,280,000	5.850%, 11/15/44 Series A 144A	NR/NR/NR*	3,287,052
	Utah State Charter School Finance Authority Hawthorn Academy Project
2,165,000	5.000%, 10/15/29 Series 2014	NR/AA/NR	2,418,305
	Utah State Charter School Finance Authority Lakeview Academy
1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	1,475,331

6  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Legacy Preparatory Academy
$ 275,000	4.000%, 04/15/22	NR/AA/NR	$ 280,082
300,000	4.000%, 04/15/24	NR/AA/NR	323,292
1,710,000	5.000%, 04/15/29	NR/AA/NR	1,910,617
	Utah State Charter School Finance Authority Monticello Academy (School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,089,190
	Utah State Charter School Finance Authority Ogden Preparatory Academy (School Board Guaranty Program)
475,000	4.000%, 10/15/22	NR/AA/NR	491,920
505,000	4.000%, 10/15/23	NR/AA/NR	521,569
525,000	4.000%, 10/15/24	NR/AA/NR	542,010
	Utah State Charter School Finance Authority Quest Academy
500,000	5.000%, 04/15/37	NR/AA/NR	571,270
	Utah State Charter School Finance Authority Salt Lake Arts Academy (School Board Guaranty Program)
1,000,000	3.000%, 04/15/40 Series 2020A	NR/AA/NR	1,042,510
	Utah State Charter School Finance Authority Utah Charter Academies
500,000	5.000%, 10/15/25 Series 2018	NR/AA/NR	575,895
500,000	5.000%, 10/15/27 Series 2018	NR/AA/NR	600,010
475,000	5.000%, 10/15/28 Series 2018	NR/AA/NR	570,865
	Utah State Charter School Finance Authority Providence Hall
1,000,000	4.000%, 10/15/46 Series 2021A	Aa2/NR/NR	1,156,580
	Utah State Charter School Finance Authority Venture Academy
550,000	4.000%, 10/15/24	NR/AA/NR	576,285
855,000	5.000%, 10/15/29	NR/AA/NR	955,035
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,214,454
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,210,665
	Utah State Charter School Finance Authority Vista School
1,080,000	4.000%, 10/15/35	Aa2/NR/NR	1,265,231

7  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Voyage Academy
$ 960,000	5.000%, 03/15/27 144A	NR/NR/NR*	$ 961,248
2,440,000	5.500%, 03/15/37 144A	NR/NR/NR*	2,442,977
4,785,000	5.600%, 03/15/47 144A	NR/NR/NR*	4,790,311
	Utah State Charter School Finance Authority Wasatch Peak Academy Project (School Board Guaranty Program)
740,000	5.000%, 10/15/29	NR/AA/NR	784,703
700,000	5.000%, 10/15/36	NR/AA/NR	738,990
	Total Charter Schools		37,180,904

	Electric (4.3%)
	Consolidated Wyoming Municipalities Electric Facilities Improvement Lease, Gillette
1,000,000	5.000%, 06/01/31	A1/AA-/NR	1,107,700
	Florida State Municipal Power Agency All Requirements Power Supply Project
500,000	3.000%, 10/01/33 Series 2021A	A2/NR/AA-	545,020
	Heber Light & Power Co., Utah Electric Revenue Refunding
500,000	4.000%, 12/15/36 Series 2019 AGMC Insured	A2/AA/AA-	595,710
645,000	4.000%, 12/15/38 Series 2019 AGMC Insured	A2/AA/AA-	764,486
	Lehi, Utah Electric Utility Revenue
520,000	5.000%, 06/01/29	NR/A+/NR	647,634
850,000	5.000%, 06/01/31	NR/A+/NR	1,047,310
	Lower Colorado River Authority, Texas Revenue Refunding
1,000,000	5.000%, 05/15/36 Series 2020	NR/A/AA-	1,277,320
	Lower Colorado River Authority, Texas Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,156,130
	San Antonio, Texas Electric & Gas Revenue System
1,250,000	4.000%, 02/01/33	Aa1/AA-/AA-	1,405,100

8  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Electric (continued)
	Southeast Alaska Power Agency Electric Refunding & Improvement
$ 1,170,000	5.250%, 06/01/30	NR/A/NR	$ 1,325,563
	St. George, Utah Electric Revenue
1,620,000	4.000%, 06/01/32 AGMC Insured	A2/AA/NR	1,821,577
	Texas Municipal Power Agency Transmission System Revenue Refunding
300,000	3.000%, 09/01/30 Series 2021 AGMC Insured	A1/AA/NR	325,011
335,000	3.000%, 09/01/31 Series 2021 AGMC Insured	A1/AA/NR	361,847
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
750,000	5.000%, 09/01/24 Series A	NR/A-/AA-	847,958
445,000	5.000%, 09/01/25 Series A	NR/A-/AA-	519,239
375,000	5.000%, 09/01/30 Series 2017B	NR/A-/AA-	456,341
	Utah Associated Municipal Power System Revenue, Veyo Heat Recovery Project
795,000	5.000%, 03/01/30	NR/A/AA-	901,212
905,000	5.000%, 03/01/32	NR/A/AA-	1,022,007
745,000	5.000%, 03/01/34	NR/A/AA-	840,248
	Utah State Municipal Power Agency Power Supply System Revenue
330,000	5.000%, 07/01/23	NR/A+/AA-	356,730
3,000,000	5.000%, 07/01/38 Series B	NR/A+/AA-	3,482,460
	Total Electric		20,806,603

	Healthcare (0.6%)
	Brevard County, Florida Health Facilities Authority Health First Inc. Project
750,000	5.000%, 04/01/30	A2/A/NR	832,740
	Harris County, Texas Health Facilities Development Corp., Christus Health
540,000	4.750%, 07/01/30 AGMC Insured	A1/AA/NR	541,291
	Miami-Dade County, Florida Public Facilities, Jackson Health System
1,000,000	5.000%, 06/01/29 Series A	Aa3/A+/AA-	1,154,620

9  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Healthcare (continued)
	South Dakota State Health & Educational Facilities Authority (Westhills Village Retirement Community)
$ 500,000	3.000%, 09/01/27 Series 2021	NR/A+/NR	$ 541,370
	Total Healthcare		3,070,021

	Higher Education (7.3%)
	Salt Lake County, Utah Westminster College Project
555,000	5.000%, 10/01/21	NR/BBB/NR	555,000
790,000	5.000%, 10/01/22	NR/BBB/NR	824,744
1,970,000	5.000%, 10/01/25	NR/BBB/NR	2,218,949
955,000	5.000%, 10/01/28	NR/BBB/NR	1,068,158
1,845,000	5.000%, 10/01/29	NR/BBB/NR	2,122,211
1,005,000	5.000%, 10/01/29	NR/BBB/NR	1,119,640
1,055,000	5.000%, 10/01/30	NR/BBB/NR	1,170,923
	South Dakota Board of Regents, Housing & Auxiliary Facilities System
500,000	5.000%, 04/01/28	Aa3/NR/NR	597,340
	University of South Florida Financing Corp., Florida COP Refunding Master Lease Program
1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	1,147,780
	University of Wyoming Facilities Revenue Refunding
530,000	3.000%, 06/01/34 Series 2021A	Aa3/AA-/NR	586,535
545,000	3.000%, 06/01/35 Series 2021A	Aa3/AA-/NR	599,549
	Utah State Board of Regents, Dixie State University
1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	2,063,088
660,000	5.000%, 06/01/35 Series B AGMC Insured	NR/AA/NR	783,955
690,000	5.000%, 06/01/36 Series B AGMC Insured	NR/AA/NR	819,354
1,375,000	3.000%, 06/01/36 Series 2019	NR/AA/NR	1,468,294
	Utah State Board of Regents Lease Revenue
450,000	4.625%, 05/01/22 AMBAC Insured	NR/AA/NR	451,517
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	120,402

10  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Utah State Board of Regents, Student Building Fee, Salt Lake Community College
$ 1,295,000	5.000%, 03/01/26 Series 2018	NR/AA/NR	$ 1,491,076
1,000,000	5.000%, 03/01/27 Series 2018	NR/AA/NR	1,149,580
	Utah State Board of Regents, Student Facilities System Revenue, Weber State University
750,000	5.000%, 04/01/29 AGMC Insured	NR/AA/NR	961,657
200,000	5.000%, 04/01/30 AGMC Insured	NR/AA/NR	261,382
1,000,000	3.000%, 04/01/35 Series 2021 BAMAC Insured	NR/AA/NR	1,095,830
	Utah State Board of Regents, University of Utah
500,000	5.000%, 08/01/29 Series A	Aa1/AA+/NR	616,480
480,000	5.000%, 08/01/33 Series A	Aa1/AA+/NR	553,546
600,000	5.000%, 08/01/35 Series A	Aa1/AA+/NR	690,654
500,000	4.000%, 08/01/36 Series A	Aa1/AA+/NR	551,025
650,000	4.000%, 08/01/37 Series A	Aa1/AA+/NR	769,100
650,000	4.000%, 08/01/37 Series A-1	Aa1/AA+/NR	777,998
1,000,000	5.000%, 08/01/35 Series B-1	Aa1/AA+/NR	1,188,120
1,500,000	5.000%, 08/01/36 Series B-1	Aa1/AA+/NR	1,779,705
	Utah State Board of Regents, Utah State University
1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	1,229,036
2,055,000	3.000%, 12/01/36 Series B	NR/AA/NR	2,200,453
	Washington State Higher Education Facilities Authority Revenue, Whitman College Project
2,070,000	5.000%, 01/01/32	Aa3/NR/NR	2,417,263
	Total Higher Education		35,450,344

	Housing (2.5%)
	King County, Washington Housing Authority Pooled Refunding
2,060,000	4.000%, 11/01/34 Series 2019	NR/AA/NR	2,382,555
910,000	4.000%, 11/01/36 Series 2019	NR/AAA/NR	1,066,656
500,000	4.000%, 06/01/35 Series 2020	NR/AA/NR	576,435

11  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Housing (continued)
	North Dakota Housing Finance Agency, Home Mortgage Finance Program
$ 400,000	3.000%, 07/01/27 Series A	Aa1/NR/NR	$ 434,576
	South Dakota Housing Development Authority Homeownership Mortgage
250,000	1.000%, 05/01/26 Series 2020C	Aaa/AAA/NR	251,318
500,000	1.350%, 05/01/28 Series 2020C	Aaa/AAA/NR	506,220
500,000	1.400%, 11/01/28 Series 2020C	Aaa/AAA/NR	506,310
	Texas Department of Housing & Community Affair, Single Family Mortgage
955,000	2.000%, 03/01/30 Series 2020A GNMA Insured	Aaa/AA+/NR	978,856
	Utah Housing Corporation Single Family Mortgage
10,000	4.950%, 01/01/32 Series A Class II	Aa2/AA+/AA	10,015
30,000	4.500%, 01/01/24 Series A Class III	Aa3/AA/AA-	30,045
1,105,000	4.600%, 07/01/34 Series B-1 Class I	Aaa/AAA/AAA	1,106,381
30,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA+/AA	30,045
25,000	4.500%, 07/01/23 Series C	Aa3/AA/AA-	25,044
1,130,000	3.850%, 01/01/31 AMT Series D Class III FHA Insured	Aa3/AA-/AA-	1,178,443
510,000	4.000%, 01/01/36 Series D FHA Insured	Aa3/AA-/AA-	533,537
	Vancouver, Washington Housing Authority, Anthem Park and Columbia House Projects
500,000	4.000%, 06/01/35 Series 2020	NR/AA/NR	574,300
500,000	3.000%, 06/01/38 Series 2020	NR/AA/NR	526,070
	Wyoming Community Development Authority Housing Revenue
820,000	2.550%, 12/01/23 Series 1	Aa1/AA+/NR	853,915
500,000	3.000%, 12/01/27 Series 1	Aa1/AA+/NR	546,665
150,000	2.450%, 06/01/26 Series 5	Aa1/AA+/NR	159,003
	Total Housing		12,276,389

12  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (14.2%)
	Alaska State Municipal Bond Bank
$ 540,000	5.000%, 02/01/30 AMT	NR/A+/A	$ 654,296
565,000	5.000%, 02/01/31 AMT	NR/A+/A	681,130
590,000	5.000%, 02/01/32 AMT	NR/A+/A	709,097
770,000	4.000%, 12/01/33	A1/A+/NR	918,910
	Bluffdale, Utah Local Building Authority Lease Revenue
1,215,000	4.000%, 03/01/35	A1/NR/NR	1,336,111
	Brigham, Utah Special Assessment Voluntary Assessment Area
269,000	5.250%, 08/01/23	A1/NR/NR	269,993
	City of Cape Coral, Florida Special Obligation Refunding Revenue
1,000,000	5.000%, 10/01/37 Series 2017	Aa3/AA/NR	1,218,510
	CIVICVentures, Alaska Revenue Refunding, Anchorage Convention Center
1,000,000	5.000%, 09/01/28	NR/A+/AA-	1,105,160
1,000,000	5.000%, 09/01/29	NR/A+/AA-	1,101,210
1,000,000	5.000%, 09/01/30	NR/A+/AA-	1,097,670
	Downtown Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	1,165,990
	Eagle Mountain, Utah Special Assessment Area
225,000	5.250%, 05/01/28 Series 2013	NR/A+/NR	239,231
	Harris County, Texas Sports Refunding Senior Lien
500,000	5.000%, 11/15/30 Series A	A3/BBB/NR	554,485
	Hillsborough County, Florida Capital Improvement Non-Ad Valorem Revenue Bonds
1,000,000	4.000%, 08/01/35	Aa1/AAA/Aa+	1,190,700
	Houston, Texas Hotel Occupancy Tax and Special Revenue
500,000	5.000%, 09/01/31	A2/A/NR	555,220
	Jacksonville, Florida Special Revenue and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	A1/AA/AA-	1,113,120

13  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (continued)
	Matanuska-Susitna Borough, Alaska Lease Revenue Refunding, Goose Creek Correctional Center
$ 1,085,000	5.000%, 09/01/32 Series 2015	A1/A+/A	$ 1,229,576
	Mesquite, Nevada New Special Improvement District
160,000	5.500%, 08/01/25	NR/NR/NR*	161,842
	Midvale, Utah Redevelopment Agency Tax Increment & Sales Tax Revenue Refunding
750,000	5.000%, 05/01/28	NR/AA+/NR	921,735
1,230,000	5.000%, 05/01/31	NR/AA+/AA	1,521,289
1,000,000	5.000%, 05/01/32	NR/AA+/NR	1,214,020
	Murray City, Utah Municipal Building Authority Lease Revenue
380,000	4.000%, 12/01/30 Series 2020	Aa3/NR/NR	464,174
480,000	4.000%, 12/01/31 Series 2020	Aa3/NR/NR	583,651
300,000	4.000%, 12/01/32 Series 2020	Aa3/NR/NR	363,546
	North Davis, Utah Fire District Local Building Authority Lease Revenue
1,065,000	3.000%, 04/01/37 BAMI Insured†††	A1/AA/NR	1,178,263
	Old Spanish Trail/Almeda Corridors Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	4.000%, 09/01/35 BAMI Insured	NR/AA/NR	1,151,520
	Orange County, Florida Tourist Development Tax Revenue Refunding
1,000,000	5.000%, 10/01/30	Aa2/AA-/AA	1,162,860
	Saint George Place, Texas Redevelopment Authority Tax Increment Contract
605,000	4.000%, 09/01/30 AGMC Insured	A2/AA/NR	678,647
	Salt Lake City, Utah Local Building Authority Lease Revenue
955,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	991,204
600,000	5.000%, 04/15/32 Series A	Aa1/NR/NR	722,112
395,000	4.000%, 04/15/32 Series A	Aa1/NR/NR	444,067
425,000	4.000%, 04/15/34 Series A	Aa1/NR/NR	475,600
1,075,000	5.000%, 04/15/35 Series A	Aa1/NR/NR	1,285,969
460,000	4.000%, 04/15/36 Series A	Aa1/NR/NR	512,187

14  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (continued)
	Salt Lake City, Utah Mosquito Abatement District Local Building Authority Lease Revenue
$ 730,000	5.000%, 02/15/29	Aa3/NR/NR	$ 883,548
810,000	5.000%, 02/15/31	Aa3/NR/NR	979,938
	Salt Lake City, Utah Municipal Building Authority Lease Revenue
975,000	4.000%, 01/15/34	NR/AA+/AA+	1,178,375
	South Jordan, Utah Special Assessment (Daybreak Assessment Area No. 1)
1,070,000	4.000%, 11/01/27	NR/AA+/NR	1,243,896
1,355,000	4.000%, 11/01/28	NR/AA+/NR	1,568,521
1,175,000	4.000%, 11/01/30	NR/AA+/NR	1,351,661
	South Salt Lake, Utah Redevelopment Agency Excise Tax & Tax Increment Revenue Refunding
1,000,000	4.000%, 11/01/28 Series 2020	NR/AA/NR	1,175,040
1,035,000	4.000%, 11/01/29 Series 2020	NR/AA/NR	1,230,646
1,080,000	4.000%, 11/01/30 Series 2020	NR/AA/NR	1,297,350
	St. Augustine, Florida Capital Improvement Refunding
500,000	5.000%, 10/01/34	Aa3/AA/AA-	545,545
	St. Lucie County, Florida School Board COP Master Lease Program
500,000	5.000%, 07/01/30 Series A	A1/A/A+	538,130
	Tooele County, Utah Municipal Building Authority Lease Revenue Cross-Over
850,000	4.000%, 12/15/28	NR/AA-/NR	984,725
885,000	4.000%, 12/15/29	NR/AA-/NR	1,017,821
920,000	4.000%, 12/15/30	NR/AA-/NR	1,048,285
	Unified Utah Fire Service Area Local Building Authority Lease Revenue
1,800,000	4.000%, 04/01/31	Aa2/NR/NR	2,196,954
2,350,000	4.000%, 04/01/32	Aa2/NR/NR	2,632,000
1,875,000	4.000%, 04/01/32	Aa2/NR/NR	2,270,513
	Vineyard Redevelopment Agency Tax Increment Revenue and Refunding
350,000	4.000%, 05/01/33 Series 2021 AGMC Insured	NR/AA/NR	419,038

15  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Local Public Property (continued)
	Washington County, Utah Municipal Building Authority Lease Revenue
$ 500,000	5.000%, 10/01/32	Aa3/NR/NR	$ 596,330
500,000	5.000%, 10/01/37	Aa3/NR/NR	591,515
	Weber County, Utah Special Assessment Summit Mountain Area
1,535,000	5.500%, 01/15/28	NR/AA/NR	1,634,867
3,985,000	5.750%, 01/15/33	NR/AA/NR	4,256,976
	West Jordan, Utah Municipal Building Authority Lease Revenue
1,000,000	5.000%, 10/01/29	Aa3/NR/NR	1,197,510
1,000,000	5.000%, 10/01/34	Aa3/NR/NR	1,189,980
	West Palm Beach, Florida Community Redevelopment Agency Tax Increment Revenue Refunding
1,500,000	5.250%, 03/01/31	NR/A/AA-	1,763,415
	West Valley City, Utah Municipal Building Authority Lease Revenue Refunding
900,000	4.000%, 02/01/33 AGMC Insured	NR/AA/AA-	1,002,375
1,000,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	1,187,080
300,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	368,670
810,000	4.000%, 02/01/38 AGMC Insured	NR/AA/AA-	884,617
	West Valley City, Utah Redevelopment Agency Revenue Refunding
1,885,000	5.000%, 11/01/36	NR/AA/NR	2,254,912
	Total Local Public Property		68,463,328

	Public Schools (1.9%)
	Alpine, Utah Local Building Authority School District Lease Revenue
985,000	4.000%, 03/15/28	Aa1/NR/NR	1,143,122
	Canyons School District Utah, Local Building Authority Lease
725,000	4.000%, 06/15/33 Series 2021	Aa1/NR/NR	892,497
750,000	4.000%, 06/15/34 Series 2021	Aa1/NR/NR	916,042
	Davis County, Utah Municipal Building Authority Crossover Refunding Lease Revenue
1,085,000	4.000%, 11/01/32 Series 2020	NR/AA/NR	1,299,559

16  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Public Schools (continued)
	Grand City, Utah Local Building Authority School District Lease Revenue
$ 1,665,000	5.000%, 12/15/34 AGMC Insured	A1/AA/NR	$ 1,939,575
	Ogden City, Utah Municipal Building Authority School District Lease Revenue
1,125,000	5.000%, 01/15/30	A1/NR/NR	1,365,626
1,315,000	5.000%, 01/15/31	A1/NR/NR	1,437,716
	Total Public Schools		8,994,137

	Sales Tax (11.9%)
	Central Puget Sound, Washington Regional Transit Authority Sales & Use Tax Improvement & Refunding
1,000,000	5.000%, 11/01/31	Aa1/AAA/NR	1,174,990
	Cottonwood Heights, Utah Sales Tax Revenue
2,000,000	5.000%, 07/01/32 Series 2014	NR/AA+/NR	2,241,940
	Herriman City, Utah Sales & Franchise Tax Revenue Refunding
1,415,000	4.000%, 08/01/25 Series B	NR/AA+/NR	1,517,517
2,135,000	4.000%, 08/01/30 Series B	NR/AA+/NR	2,401,683
1,515,000	5.000%, 08/01/33 Series B	NR/AA+/NR	1,763,202
	Lehi, Utah Franchise & Sales Tax Revenue (Broadband Project)
985,000	5.000%, 02/01/27 Series 2021 AGMC Insured	NR/AA/NR	1,199,237
1,000,000	4.000%, 02/01/32 Series 2021 AGMC Insured	NR/AA/NR	1,218,910
1,000,000	4.000%, 02/01/33 Series 2021 AGMC Insured	NR/AA/NR	1,214,680
500,000	4.000%, 02/01/34 Series 2021 AGMC Insured	NR/AA/NR	605,145
500,000	4.000%, 02/01/35 Series 2021 AGMC Insured	NR/AA/NR	603,320
	Lehi, Utah Sales Tax Revenue
1,220,000	4.000%, 06/01/35 Series 2019	NR/AA+/NR	1,403,159
420,000	4.000%, 06/01/36 Series 2019	NR/AA+/NR	481,748

17  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Sales Tax (continued)
	Mapleton City, Utah Municipal Energy Sales & Sales Tax & Telecommunications Fee
$ 1,085,000	3.000%, 06/15/31 Series 2021	NR/A/NR	$ 1,194,585
780,000	3.000%, 06/15/33 Series 2021	NR/A/NR	852,119
1,255,000	3.000%, 06/15/36 Series 2021	NR/A/NR	1,340,139
	Miami-Dade County, Florida Transit System Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA	1,157,590
	Ogden City, Utah Franchise Tax Revenue
1,625,000	3.000%, 01/15/31	NR/AA/NR	1,827,329
	Providence City, Utah Franchise & Sales Tax Revenue
1,270,000	3.000%, 03/01/29 Series 2021	NR/A-/NR	1,414,348
	Reno, Nevada Sales Tax Revenue, First Lien, ReTRAC-Reno Transportation Rail Access Corridor Project
500,000	5.000%, 06/01/26	A3/NR/NR	577,865
	Riverton City, Utah Franchise & Sales Tax Revenue
750,000	4.000%, 06/01/30	NR/AA+/AAA	839,797
	Salt Lake County, Utah Sales Tax Revenue
525,000	5.000%, 02/01/24 Series 2012A	NR/AAA/AAA	533,216
1,655,000	4.000%, 02/01/34 Series B	NR/AAA/AAA	1,878,028
	South Jordan, Utah Redevelopment Agency Subordinated Sales Tax & Tax Increment Revenue
1,000,000	5.000%, 04/01/29	NR/AA/AAA	1,152,360
	Summit County, Utah Transportation Sales Tax Revenue
1,200,000	4.000%, 12/15/28 Series 2018	NR/AA/NR	1,376,688
1,450,000	4.000%, 12/15/29 Series 2018	NR/AA/NR	1,656,306
	Utah County, Utah Excise Tax Revenue Refunding
1,690,000	4.000%, 12/01/36 Series 2020	NR/AA+/NR	1,969,729
	Utah County, Utah Transportation Sales Tax Revenue Refunding
3,315,000	4.000%, 12/01/35 Series 2021	NR/AA-/NR	4,048,808

18  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Sales Tax (continued)
	Utah Infrastructure Agency Telecommunications, Franchise & Sales Tax, Syracuse City Project
$ 1,000,000	4.000%, 10/15/30 Series 2021	NR/AA-/NR	$ 1,218,420
	Utah Transit Authority Sales Tax Revenue
2,950,000	4.000%, 12/15/34 Series A	Aa2/AA/AA	3,516,312
3,440,000	4.000%, 12/15/37 Series A	Aa2/AA/AA	4,072,272
1,560,000	5.000%, 06/15/37 Series A	A1/A+/AA	1,754,626
3,580,000	4.000%, 12/15/38 Series A	Aa2/AA/AA	4,228,123
	Utah Transit Authority Sales Tax Revenue Subordinated
1,000,000	5.000%, 12/15/32	A1/A+/AA	1,228,210
	Utah Transit Authority Sales Tax Revenue Subordinated, Capital Appreciation
1,000,000	zero coupon, 12/15/32	A1/A+/AA	749,590
	Watertown, South Dakota Sales Tax Revenue
1,110,000	3.000%, 12/01/34 Series 2021	NR/A/NR	1,197,324
	West Valley City, Utah Sales Tax Revenue Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	2,054,780
	Total Sales Tax		57,664,095

	State Agency (1.8%)
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Clearfield City
315,000	5.000%, 10/15/25 Series 2020	NR/A+/NR	365,517
335,000	5.000%, 10/15/26 Series 2020	NR/A+/NR	399,203
350,000	5.000%, 10/15/27 Series 2020	NR/A+/NR	425,635
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Layton City
500,000	5.000%, 10/15/30 Series 2018	NR/A+/NR	610,570
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Payson City
485,000	5.000%, 10/01/29 Series 2019	NR/A+/NR	585,725
640,000	4.000%, 10/01/34 Series 2019	NR/A+/NR	744,512

19  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	State Agency (continued)
	Utah Infrastructure Agency Telecommunications Revenue & Refunding Bonds
$ 610,000	5.000%, 10/15/21 Series A	NR/NR/BBB-	$ 610,763
640,000	5.000%, 10/15/22 Series A	NR/NR/BBB-	670,048
750,000	4.000%, 10/15/22 Series A	NR/NR/BBB-	777,510
	Utah State Building Ownership Authority Lease Revenue Refunding State Facilities Master Lease Program
1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	1,120,960
905,000	4.000%, 05/15/29	Aa1/AA+/NR	1,062,461
940,000	4.000%, 05/15/30	Aa1/AA+/NR	1,093,944
	Total State Agency		8,466,848

	Transportation (0.9%)
	Clark County, Nevada Highway Improvement Revenue Indexed Fuel Tax & Subordinate Motor Vehicle Fuel Tax
2,000,000	5.000%, 07/01/31	Aa3/AA-/NR	2,321,620
500,000	5.000%, 07/01/36	Aa3/AA-/NR	606,390
	Salt Lake County, Utah Excise Tax Road Revenue
1,000,000	4.000%, 08/15/31 Series 2017	NR/AAA/AAA	1,157,700
	Utah Transit Authority Sales Tax & Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AA/AA	263,193
	Total Transportation		4,348,903

	Water and Sewer (11.9%)
	Anacortes, Washington Utility System Improvement and Refunding, Green Bond
1,025,000	4.000%, 12/01/33 Series 2020 BAMI Insured	NR/AA/NR	1,226,853
	Brian Head, Utah Water Revenue Refunding
720,000	3.000%, 04/01/36 Series 2021 AGMC Insured	NR/AA/NR	794,520

20  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (continued)
	Central Utah Water Conservancy District Refunding
$ 1,785,000	5.000%, 10/01/37 Series 2020D	NR/AA+/AA+	$ 2,324,659
1,000,000	4.000%, 10/01/38 Series 2020D	NR/AA+/AA+	1,206,640
	Central Valley, Utah Water Reclamation Facility, Green Bond
1,215,000	3.000%, 03/01/32 Series 2021B	NR/AA/AA	1,348,480
1,255,000	3.000%, 03/01/33 Series 2021B	NR/AA/AA	1,385,081
1,090,000	3.000%, 03/01/34 Series 2021B	NR/AA/AA	1,196,929
1,330,000	3.000%, 03/01/35 Series 2021B	NR/AA/AA	1,452,107
2,360,000	4.000%, 03/01/34 Series 2021C	NR/AA/AA	2,894,233
	Eagle Mountain, Utah Water & Sewer Revenue Refunding
420,000	4.000%, 11/15/24 Series A BAMI Insured	NR/AA/NR	466,759
	El Paso, Texas Water & Sewer Revenue Refunding
1,000,000	4.500%, 03/01/31 Series C	NR/AA+/AA+	1,129,830
	Florida State Governmental Utility Authority Refunding Revenue Bonds (Lehigh Utility System)
500,000	5.000%, 10/01/31 Series 2014 AGMC Insured	A1/AA/NR	566,730
	Herriman City, Utah Water Revenue Refunding
450,000	4.000%, 01/01/35 Series 2021 AGMC Insured	NR/AA/NR	544,450
	Hooper, Utah Water Improvement District Revenue Refunding
1,000,000	4.000%, 06/15/34 Series 2019	NR/AA-/NR	1,142,670
220,000	4.000%, 06/15/39 Series 2019	NR/AA-/NR	248,688
	Houston, Texas Combined Utility System First Lien Revenue Refunding
1,200,000	4.000%, 11/15/33 Series 2021A	NR/AA/AA	1,482,096
	Jordan Valley, Utah Water Conservancy District Revenue
1,000,000	5.000%, 10/01/26 Series B	NR/AA+/AA+	1,214,940
1,000,000	4.000%, 10/01/32 Series B	NR/AA+/AA+	1,157,870
1,145,000	4.000%, 10/01/32 Series 2021A	NR/AA+/AA+	1,434,216

21  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (continued)
	Jordanelle, Utah Special Service District
$ 268,000	5.700%, 11/15/21	NR/NR/NR*	$ 268,292
283,000	5.800%, 11/15/22	NR/NR/NR*	283,334
299,000	6.000%, 11/15/23	NR/NR/NR*	299,413
	Lakewood, Washington Water District, Pierce County
750,000	4.000%, 12/01/37 Series 2019A AMT	NR/AA/NR	833,775
	Miami-Dade County, Florida Water and Sewer Revenue System
2,000,000	5.000%, 10/01/26	Aa3/AA-/A+	2,352,580
	Okaloosa County, Florida Water and Sewer Revenue
1,000,000	5.000%, 07/01/30	Aa3/NR/AA+	1,162,830
	Orem, Utah Water, Sewer and Storm Sewer
540,000	4.000%, 07/15/34 Series 2021A	NR/AA+/AAA	668,585
	Park City, Utah Water Revenue Green Bonds
5,175,000	3.000%, 12/15/33 Series 2020	Aa2/AA/NR	5,845,576
	Pleasant Grove City, Utah Storm Water Revenue Refunding
205,000	4.000%, 07/15/27 Series 2020 BAMI Insured	NR/AA/NR	241,070
370,000	4.000%, 07/15/28 Series 2020 BAMI Insured	NR/AA/NR	441,033
485,000	4.000%, 07/15/29 Series 2020 BAMI Insured	NR/AA/NR	586,680
510,000	4.000%, 07/15/30 Series 2020 BAMI Insured	NR/AA/NR	624,842
525,000	4.000%, 07/15/31 Series 2020 BAMI Insured	NR/AA/NR	639,775
	Salt Lake City, Utah Public Utilities Revenue
1,000,000	5.000%, 02/01/32	Aa1/AAA/NR	1,176,910
1,400,000	5.000%, 02/01/33	Aa1/AAA/NR	1,645,714
1,000,000	5.000%, 02/01/35	Aa1/AAA/NR	1,171,330
500,000	4.000%, 02/01/38	Aa1/AAA/NR	587,105
3,535,000	5.000%, 02/01/42 Series 2020	Aa1/AAA/NR	4,385,132
	San Antonio, Texas Water Revenue System Junior Lien
500,000	4.000%, 05/15/37 Series 2020C	Aa2/AA/AA	599,375

22  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (continued)
	San Jacinto, Texas River Authority Woodlands Waste Disposal
$ 1,000,000	5.000%, 10/01/30 BAMI Insured	NR/AA/NR	$ 1,090,250
	Texas Water Development Board
1,000,000	5.000%, 10/15/28 Series 2018 A	NR/AAA/AAA	1,259,580
	Trinity, Texas River Authority Regional Wastewater System Revenue Refunding
1,125,000	3.000%, 08/01/32 Series 2020	NR/AAA/AAA	1,265,029
	Utah Water Finance Agency Revenue
950,000	4.000%, 03/01/33	NR/AA/AA+	1,079,514
1,000,000	4.000%, 03/01/34	NR/AA/AA	1,176,890
1,000,000	5.000%, 03/01/35	NR/AA/AA	1,195,690
1,295,000	5.000%, 03/01/38	NR/AA/AA	1,608,455
	Weber Basin, Utah Water Conservancy District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	989,298
	West Harris County, Texas Regional Water Authority
815,000	5.000%, 12/15/26 Series A	A1/AA-/A+	964,911
	Total Water and Sewer		57,660,719
	Total Revenue Bonds		344,977,046

	Pre-Refunded Bonds\Escrowed to Maturity Bonds (9.0%)††
	Pre-Refunded General Obligation Bonds (1.3%)
	City and County (1.0%)
	Henderson, Nevada Refunding Various Purpose
1,000,000	5.000%, 06/01/33 Series B	Aa2/AA+/NR	1,078,730
750,000	5.000%, 06/01/30 Series 2014	Aa2/AA+/NR	842,835
750,000	5.000%, 06/01/35 Series 2014	Aa2/AA+/NR	842,835
	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	A1/A+/NR	1,127,640
	Reedy Creek, Florida Improvement District
1,000,000	5.250%, 06/01/29 Series A	Aa3/AA-/NR	1,083,740
	Total City and County		4,975,780

23  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded Bonds\Escrowed to Maturity Bonds (continued)††	Ratings Moody’s, S&P and Fitch	Value
	Public Schools (0.3%)
	Leander Independent School District, Texas (Williamson & Travis Counties) Unlimited Tax School Building
$ 2,035,000	zero coupon, 08/15/47 Series 2014 C PSF Guaranteed	NR/NR/NR*	$ 573,382
	Wylie, Texas Independent School District Capital Appreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	755,260
	Total Public Schools		1,328,642
	Total Pre-Refunded General Obligation Bonds		6,304,422

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (7.7%)
	Charter Schools (0.7%)
	Utah State Charter School Finance Authority Legacy Preparatory Academy
130,000	4.000%, 04/15/22	NR/AA/NR	132,402
140,000	4.000%, 04/15/24	NR/AA/NR	150,870
820,000	5.000%, 04/15/29	NR/AA/NR	916,203
	Utah State Charter School Finance Authority Providence Hall Elementary School (School Board Guaranty Program)
1,000,000	5.250%, 10/15/28 Series 2013A	NR/NR/NR*	1,099,060
1,000,000	5.000%, 10/15/33 Series 2013A	NR/NR/NR*	1,094,000
	Total Charter Schools		3,392,535

	Electric (0.4%)
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
1,005,000	5.000%, 09/01/32 Series A	NR/A-/NR	1,049,511
	Wyoming Municipal Power Agency Power Supply System Revenue
665,000	5.000%, 01/01/27 Series A BAMI Insured ETM	A2/NR/NR	811,140
	Total Electric		1,860,651

24  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded Bonds\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (0.8%)
	Florida Higher Education Facilities Authority Revenue, Refunding, Rollins College Project
$ 1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	$ 1,055,630
	Utah State University Student Building Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,387,286
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,462,858
	Total Higher Education		3,905,774

	Sales Tax (0.7%)
	Riverton City, Utah Franchise & Sales Tax Revenue
1,000,000	5.250%, 12/01/36	NR/AA+/NR	1,083,740
	Salt Lake County, Utah Sales Tax Revenue Refunding
1,475,000	5.000%, 02/01/24 Series 2012A	NR/NR/NR*	1,497,686
	Utah Transit Authority Sales Tax Revenue
1,000,000	5.000%, 06/15/32	A1/A+/AA	1,034,000
	Total Sales Tax		3,615,426

	State Agency (1.6%)
	Utah Infrastructure Agency Telecommunications & Franchise Tax
1,970,000	5.250%, 10/15/30	A2/NR/NR	2,345,521
1,000,000	5.000%, 10/15/33	A2/NR/NR	1,096,150
1,630,000	5.250%, 10/15/38	A2/NR/NR	1,794,972
1,000,000	5.500%, 10/15/30 Series A AGMC Insured	A2/NR/NR	1,001,630
1,475,000	5.250%, 10/15/33 Series A AGMC Insured	A2/NR/NR	1,477,301
	Total State Agency		7,715,574

25  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded Bonds\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Transportation (2.0%)
	Utah Transit Authority Sales Tax Revenue Refunding
$ 3,440,000	5.000%, 06/15/37 Series A	NR/NR/NR*	$ 4,020,156
	Utah Transit Authority Sales Tax Revenue Subordinated
5,000,000	5.000%, 06/15/34 Series A	A1/A+/AA	5,843,250
	Total Transportation		9,863,406

	Water and Sewer (1.5%)
	Miami-Dade County, Florida Water and Sewer Revenue System
1,000,000	5.000%, 10/01/31 Series A	Aa3/AA-/A+	1,048,350
	Mountain Regional Water Special Service District, Utah Water Revenue Refunding
3,000,000	5.000%, 12/15/33 AGMC Insured	NR/AA/AA	3,028,980
	Ogden City, Utah Sewer & Water Revenue Bonds
1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	1,259,412
	Ogden City, Utah Storm Drain Revenue Bonds
500,000	5.250%, 06/15/28	NR/NR/NR*	541,955
	Salt Lake & Sandy, Utah Metropolitan Water District, Water Revenue
1,100,000	5.000%, 07/01/37 Series A	NR/AA+/NR	1,139,776
	Total Water and Sewer		7,018,473
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		37,371,839
	Total Pre-Refunded\Escrowed to Maturity Bonds		43,676,261
	Total Municipal Bonds (cost $455,633,913)		477,426,739

26  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Shares	Short-Term Investment (1.1%)	Ratings Moody’s, S&P and Fitch	Value
5,112,093	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%** (cost $5,112,093)	Aaa-mf/AAAm/NR	$ 5,112,093

	Total Investments (cost $460,746,006 - note 4)	99.7%	482,538,832
	Other assets less liabilities	0.3	1,390,134
	Net Assets	100.0%	$ 483,928,966

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody's or AAA of S&P and Fitch	14.2%
Pre-refunded bonds\ETM bonds††	9.1
Aa of Moody's or AA of S&P and Fitch	56.9
A of Moody's or S&P and Fitch	14.4
BBB of S&P and Fitch	2.3
Not Rated*	3.1
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM - Escrowed to Maturity

FHA - Federal Housing Administration

GNMA - Government National Mortgage Association

NR - Not Rated

PSF - Permanent School Fund

27  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

†††	Security purchased on a delayed delivery or when-issued basis.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

28  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2021 (unaudited)

ASSETS
Investments at value (cost $460,746,006)	$482,538,832
Interest receivable	5,313,038
Receivable for Fund Shares sold	137,758
Other assets	30,066
Total assets	488,019,694

LIABILITIES
Payable for investment securities purchased	2,400,508
Payable for Fund shares redeemed	1,268,556
Management fee payable	191,017
Dividends payable	88,833
Distribution and service fees payable	1,357
Accrued expenses payable	140,457
Total liabilities	4,090,728
NET ASSETS	$483,928,966

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$457,204
Additional paid-in capital	463,742,045
Total distributable earnings	19,729,717
$483,928,966
CLASS A
Net Assets	$245,675,297
Capital shares outstanding	23,238,911
Net asset value and redemption price per share	$10.57
Maximum offering price per share (100/97 of $10.57)	$10.90

CLASS C
Net Assets	$23,202,922
Capital shares outstanding	2,194,948
Net asset value and offering price per share	$10.57

CLASS F
Net Assets	$7,424,614
Capital shares outstanding	699,514
Net asset value, offering and redemption price per share	$10.61

CLASS Y
Net Assets	$207,626,133
Capital shares outstanding	19,587,001
Net asset value, offering and redemption price per share	$10.60

See accompanying notes to financial statements.

29  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2021 (unaudited)

Investment Income
Interest income		$6,263,719

Expenses
Management fee (note 3)	$1,230,724
Distribution and service fee (note 3)	379,917
Transfer and shareholder servicing agent fees	123,807
Legal fees	56,711
Trustees’ fees and expenses (note 6)	52,968
Fund accounting fees	46,456
Registration fees and dues	21,178
Auditing and tax fees	13,700
Insurance	11,121
Custodian fees	10,110
Shareholders’ reports	9,536
Compliance services (note 3)	4,130
Credit facility fees (note 10)	2,565
Miscellaneous	10,373
Total expenses	1,973,296

Management fee waived (note 3)	(58,348)
Net expenses		1,914,948
Net investment income		4,348,771

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(136,312)
Change in unrealized appreciation on investments	(1,335,065)

Net realized and unrealized gain (loss) on investments		(1,471,377)
Net change in net assets resulting from operations		$2,877,394

See accompanying notes to financial statements.

30  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31, 2021
OPERATIONS
Net investment income	$4,348,771	$8,907,510
Realized gain (loss) from securities transactions	(136,312)	(36,067)
Change in unrealized appreciation on investments	(1,335,065)	3,856,545
Change in net assets resulting from operations	2,877,394	12,727,988

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,168,244)	(4,754,887)

Class C Shares	(118,131)	(338,786)

Class F Shares	(60,412)	(81,037)

Class Y Shares	(2,001,928)	(3,732,565)
Change in net assets from distributions	(4,348,715)	(8,907,275)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	57,966,637	123,529,924
Reinvested dividends and distributions	3,769,227	7,668,909
Cost of shares redeemed	(55,706,417)	(71,575,535)
Change in net assets from capital share transactions	6,029,447	59,623,298

Change in net assets	4,558,126	63,444,011

NET ASSETS:
Beginning of period	479,370,840	415,926,829
End of period	$483,928,966	$479,370,840

See accompanying notes to financial statements.

31  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (unaudited)

1. Organization

Aquila Tax-Free Fund For Utah (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Tax-Free Fund For Utah. Tax-Free Fund For Utah transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Tax-Free Fund For Utah on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Tax-Free Fund For Utah received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

32  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2021:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$5,112,093
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	477,426,739
Level 3 – Significant Unobservable Inputs	—
Total	$482,538,832
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

33  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Management has reviewed the tax positions for each of the open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2021, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is currently in effect until September 30, 2022. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended September 30, 2021, the Fund incurred management fees of $1,230,724 of which $58,348 was waived.

34  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2021, distribution fees on Class A Shares amounted to $251,806, of which the Distributor retained $9,626.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the six months ended September 30, 2021, these payments amounted to $96,083. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2021, amounted to $32,028. The total of these payments with respect to Class C Shares amounted to $128,111, of which the Distributor retained $31,556.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Utah, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2021, total commissions on sales of Class A Shares amounted to $47,448, of which the Distributor received $10,692.

35  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2021, purchases of securities and proceeds from the sales of securities aggregated $50,219,280 and $36,203,478, respectively.

At September 30, 2021, the aggregate tax cost for all securities was $460,746,006. At September 30, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $23,079,916 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,287,090, for a net unrealized appreciation of $21,792,826.

5. Portfolio Orientation

At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At September 30, 2021, the Fund had 67% of its portfolio holdings invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to Utah statutory authority, the interest on which is currently exempt from Utah individual income taxes. There can be no certainty as to the ongoing exemption from Utah individual income tax of the interest of non-Utah-based issuers. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

6. Trustees’ Fees and Expenses

At September 30, 2021, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2021 was $52,968. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the six months ended September 30, 2021, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

36  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2021 (unaudited)		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	1,377,357	$14,710,965	4,124,573	$44,047,358
Reinvested dividends and distributions	177,575	1,893,105	392,632	4,185,500
Cost of shares redeemed	(2,082,644)	(22,238,935)	(2,613,462)	(27,890,074)
Net change	(527,712)	(5,634,865)	1,903,743	20,342,784

Class C Shares
Proceeds from shares sold	146,225	1,560,499	566,654	6,053,844
Reinvested dividends and distributions	10,185	108,583	28,800	306,884
Cost of shares redeemed	(527,387)	(5,634,200)	(950,114)	(10,147,667)
Net change	(370,977)	(3,965,118)	(354,660)	(3,786,939)

Class F Shares
Proceeds from shares sold	239,993	2,571,656	331,949	3,553,411
Reinvested dividends and distributions	5,641	60,356	7,570	81,053
Cost of shares redeemed	(42,817)	(458,505)	(57,914)	(619,314)
Net change	202,817	2,173,507	281,605	3,015,150

Class Y Shares
Proceeds from shares sold	3,662,036	39,123,517	6,526,531	69,875,311
Reinvested dividends and distributions	159,743	1,707,183	289,589	3,095,472
Cost of shares redeemed	(2,559,010)	(27,374,777)	(3,081,026)	(32,918,480)
Net change	1,262,769	13,455,923	3,735,094	40,052,303
Total transactions in Fund shares	566,897	$6,029,447	5,565,782	$59,623,298

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

37  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2021, the Fund had capital loss carry forwards of $2,157,920 of which $1,401,767 retains its character of short-term and $756,153 retains its character of long-term; both have no expiration.
The tax character of distributions was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020
Net tax-exempt income	$8,901,506	$9,238,444
Ordinary Income	5,769	88,735
	$8,907,275	$9,327,179

As of March 31, 2021, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$331,416
Accumulated net realized loss on investments	(2,157,920)
Unrealized appreciation	23,128,347
Other temporary differences	(100,805)
$21,201,038

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

38  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2021.

11. Ongoing Events: COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

39  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.60	$10.50	$10.36	$10.18	$10.26	$10.56
Income (loss) from investment operations:
Net investment income(1)	0.09	0.21	0.24	0.26	0.27	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.03)	0.10	0.14	0.18	(0.08)	(0.30)
Total from investment operations	0.06	0.31	0.38	0.44	0.19	(0.03)
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.21)	(0.24)	(0.26)	(0.27)	(0.26)
Distributions from capital gains	—	––	—	—	—	(0.01)
Total distributions	(0.09)	(0.21)	(0.24)	(0.26)	(0.27)	(0.27)
Net asset value, end of period	$10.57	$10.60	$10.50	$10.36	$10.18	$10.26
Total return (not reflecting sales charge)	0.58%(2)	2.93%	3.72%	4.36%	1.84%	(0.26)%
Ratios/supplemental data
Net assets, end of period (in millions)	$246	$252	$229	$204	$213	$211
Ratio of expenses to average net assets	0.82%(3)	0.85%	0.88%	0.86%	0.84%	0.84%
Ratio of net investment income to average net assets	1.72%(3)	1.94%	2.31%	2.52%	2.61%	2.54%
Portfolio turnover rate	8%(2)	6%	8%	14%	15%	23%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.85%(3)	0.87%	0.90%	0.89%	0.87%	0.86%
Ratio of net investment income to average net assets	1.70%(3)	1.92%	2.29%	2.49%	2.58%	2.52%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

40  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.60	$10.49	$10.35	$10.17	$10.25	$10.55
Income (loss) from investment operations:
Net investment income(1)	0.05	0.12	0.16	0.17	0.19	0.18
Net gain (loss) on securities (both realized and unrealized)	(0.03)	0.11	0.14	0.19	(0.08)	(0.29)
Total from investment operations	0.02	0.23	0.30	0.36	0.11	(0.11)
Less distributions (note 9):
Dividends from net investment income	(0.05)	(0.12)	(0.16)	(0.18)	(0.19)	(0.18)
Distributions from capital gains	—	––	—	—	—	(0.01)
Total distributions	(0.05)	(0.12)	(0.16)	(0.18)	(0.19)	(0.19)
Net asset value, end of period	$10.57	$10.60	$10.49	$10.35	$10.17	$10.25
Total return (not reflecting CDSC)	0.18%(2)	2.21%	2.90%	3.53%	1.03%	(1.06)%
Ratios/supplemental data
Net assets, end of period (in millions)	$23	$27	$31	$37	$58	$73
Ratio of expenses to average net assets	1.62%(3)	1.65%	1.68%	1.65%	1.64%	1.64%
Ratio of net investment income to average net assets	0.92%(3)	1.14%	1.52%	1.72%	1.81%	1.74%
Portfolio turnover rate	8%(2)	6%	8%	14%	15%	23%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	1.65%(3)	1.67%	1.70%	1.68%	1.66%	1.66%
Ratio of net investment income to average net assets	0.90%(3)	1.12%	1.50%	1.69%	1.78%	1.72%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

41  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Six Months Ended 9/30/21 (unaudited)	Year Ended March 31, 2021	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.65	$10.54	$10.39	$10.12
Income (loss) from investment operations:
Net investment income(1)	0.10	0.23	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	(0.04)	0.11	0.16	0.27
Total from investment operations	0.06	0.34	0.42	0.36
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.23)	(0.27)	(0.09)
Distributions from capital gains	—	—	—	—
Total distributions	(0.10)	(0.23)	(0.27)	(0.09)
Net asset value, end of period	$10.61	$10.65	$10.54	$10.39
Total return	0.60%(2)	3.26%	4.05%	3.58%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$7.4	$5.3	$2.0	$0.7
Ratio of expenses to average net assets	0.59%(3)	0.61%	0.65%	0.65%(3)
Ratio of net investment income to average net assets	1.94%(3)	2.15%	2.51%	2.71%(3)
Portfolio turnover rate	8%(2)	6%	8%	14%(3)

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.62%(3)	0.63%	0.67%	0.68%(3)
Ratio of net investment income to average net assets	1.92%(3)	2.12%	2.49%	2.68%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

42  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.63	$10.52	$10.39	$10.22	$10.29	$10.59
Income (loss) from investment operations:
Net investment income(1)	0.10	0.23	0.26	0.28	0.29	0.29
Net gain (loss) on securities (both realized and unrealized)	(0.03)	0.11	0.14	0.17	(0.07)	(0.29)
Total from investment operations	0.07	0.34	0.40	0.45	0.22	—
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.23)	(0.27)	(0.28)	(0.29)	(0.29)
Distributions from capital gains	—	––	—	—	—	(0.01)
Total distributions	(0.10)	(0.23)	(0.27)	(0.28)	(0.29)	(0.30)
Net asset value, end of period	$10.60	$10.63	$10.52	$10.39	$10.22	$10.29
Total return (not reflecting sales charge)	0.68%(2)	3.23%	3.82%	4.46%	2.15%	(0.05)%
Ratios/supplemental data
Net assets, end of period (in millions)	$208	$195	$154	$136	$129	$125
Ratio of expenses to average net assets	0.62%(3)	0.65%	0.68%	0.66%	0.64%	0.64%
Ratio of net investment income to average net assets	1.92%(3)	2.14%	2.51%	2.72%	2.81%	2.75%
Portfolio turnover rate	8%(2)	6%	8%	14%	15%	23%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.65%(3)	0.67%	0.70%	0.69%	0.67%	0.66%
Ratio of net investment income to average net assets	1.90%(3)	2.11%	2.49%	2.69%	2.78%	2.73%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

43  |  Aquila Tax-Free Fund For Utah

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

44  |  Aquila Tax-Free Fund For Utah

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 25, 2021 and on September 11, 2021 to review and discuss the contract review materials that were provided in advance of the August 25, 2021 meeting. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”).  In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 11, 2021, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund present at the meeting, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2022. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees reviewed the Manager’s investment approach for the Fund and its research process. The Trustees considered that the Manager had provided all advisory and administrative services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Utah state and regular Federal income taxes as is consistent with preservation of capital. The Trustees considered the personnel of the Manager who provide investment management services to the Fund. The Manager has employed Messrs. James Thompson, Tony Tanner and Royden Durham as portfolio managers for the Fund and has established facilities and capabilities for credit analysis of the Fund’s portfolio securities. They considered that Mr. Thompson, the Fund’s lead portfolio manager, is based in Salt Lake City, Utah and that he has a comprehensive understanding regarding the economy of the State of Utah and the securities in which the Fund invests, including non-rated securities and those securities with less than the highest ratings from the rating agencies.

The Trustees noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

45  |  Aquila Tax-Free Fund For Utah

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and seven other single-state intermediate and single-state long municipal bond funds, as classified by Morningstar, that are similar to the Fund in size and that charge a front-end sales charge);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Single-State Intermediate Municipal Bond Funds category); and
•	the Fund’s benchmark index, the Bloomberg Quality Intermediate Municipal Bond Index.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was higher than the average annual total return of the funds in the Peer Group for the ten-year period ended June 30, 2021, but lower than the average annual total return of the funds in the Peer Group for each of the one, three and five-year periods ended June 30, 2021. The Trustees noted the difference in the performance between the intermediate and long-maturity funds in the Peer Group. The Trustees noted that the Fund’s average annual total return was higher than the average annual total return of the funds in the Product Category for Performance for the three, five and ten-year periods ended June 30, 2021, but lower than the average annual total return of the funds in the Product Category for Performance for the one-year period ended June 30, 2021. The Trustees further considered that the Fund outperformed its benchmark index for ten-year period as of June 30, 2021, but underperformed its benchmark index for each of the one, three and five-year periods ended June 30, 2021.

The Trustees noted that the Fund invests primarily in municipal obligations issued by the State of Utah, its counties and various other local authorities, while the funds in the Product Category for Performance invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and that less than 1% of the benchmark index consists of Utah bonds. They also noted that none of the funds in the Peer Group invests in Utah municipal obligations. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees or expenses.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the third quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended June 30, 2021. The Trustees further noted that the Fund’s Sharpe ratio was in the third quintile for the three-year period ended June 30, 2021 and the second quintile for the five-year period ended June 30, 2021, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. The Trustees noted that the Fund was the only Utah state-specific tax-free municipal bond fund in the State.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

46  |  Aquila Tax-Free Fund For Utah

Advisory Fees and Fund Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Single-State Intermediate Municipal Bond Funds and Morningstar Single-State Long Municipal Bond Funds from states within which 1-3 mutual funds are operating, with similar operating expense structures).

The Trustees considered that the Fund’s contractual advisory fee was higher than the average and median contractual advisory fee, of the funds in the Peer Group (at the Fund’s current asset level) and higher (but by only 0.009% at the current net asset level) than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at the Fund’s current asset level and various asset levels up to $5 billion). The Trustees noted that the Fund’s actual management fee (after giving effect to the fee waiver) was higher than the average actual management fee of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers in effect for those funds). They noted that the Fund’s actual expenses (for Class A shares), after giving effect to fee waivers and expense reimbursements, were higher than the average actual expenses of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees further noted that the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2022. The Manager may not terminate these arrangements without the approval of the Board of Trustees.

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that, in most instances, the fee rates for those clients were comparable to the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds.

The Trustees considered that the Manager was currently voluntarily waiving a portion of its fees and had been since the Fund’s inception. Additionally, it was noted that the Manager had indicated that it intended to continue to voluntarily waive fees as necessary for the Fund to remain competitive. The Trustees concluded that the advisory fee was reasonable in relation to the nature and quality of the services provided by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

47  |  Aquila Tax-Free Fund For Utah

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the management of the Fund. The Trustees concluded that profitability to the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. They noted that the Manager has agreed, through a contractual advisory fee waiver, to include breakpoints in its fee schedule based on the size of the Fund. The Trustees noted that the Manager’s profitability also may be an indicator of the availability of any economies of scale. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and its affiliate from the relationship with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

48  |  Aquila Tax-Free Fund For Utah

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/21	Ending(1) Account Value 9/30/21	Expenses(2) Paid During Period 4/1/21 – 9/30/21	Ending Account Value 9/30/21	Expenses(2) Paid During Period 4/1/21 – 9/30/21	Net Annualized Expense Ratio
A	$1,000	$1,005.80	$4.12	$1,020.96	$4.15	0.82%
C	$1,000	$1,001.80	$8.13	$1,016.95	$8.19	1.62%
F	$1,000	$1,006.00	$2.97	$1,021.11	$2.99	0.59%
Y	$1,000	$1,006.80	$3.12	$1,021.96	$3.14	0.62%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

49  |  Aquila Tax-Free Fund For Utah

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2021, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2021, $8,901,506 of dividends paid by Aquila Tax-Free Fund For Utah, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2022, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2021 calendar year.

50  |  Aquila Tax-Free Fund For Utah

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

James T. Thompson, Vice President
and Lead Portfolio Manager

Royden P. Durham, Vice President
and Portfolio Manager

Anthony A. Tanner, Vice President
and Portfolio Manager

M. Kayleen Willis, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-UTSAR-1121

Semi-Annual Report September 30, 2021

Aquila Tax-Free Trust of Arizona Interest Rates: Lower for Longer? Serving Arizona investors since 1986

November, 2021

Dear Fellow Shareholder:

The municipal bond market remains focused on key factors that drive interest rates, which is generally paramount on the minds of municipal bond investors. Included in these factors are Federal monetary and fiscal policies, both of which can have a direct impact on interest rates and, in turn, bond prices. So, what does this mean and how might it impact the municipal bond market and, specifically, your Fund?

Federal Reserve Tapering and Interest Rates

Much of the Federal Reserve (the “Fed”) activity and overall monetary policy is data dependent. The Fed carefully analyzes economic data and monitors current and projected growth. At its Federal Open Market Committee (“FOMC”) meeting in September, the Fed announced that it was preparing to reduce the pace of its monthly bond purchases, a process referred to as “tapering.” That is, tapering the pace of quantitative easing, also known as “QE,” which has been the Fed’s recent monetary policy to help stimulate U.S. economic growth in the wake of the ongoing pandemic. This announcement signaled the beginning of a shift in policy and prompted a change in market sentiment. In early November, the Fed announced that the tapering would begin “later this month” with reductions of $15 billion each month – $10 billion in U.S. Treasuries and $5 billion in mortgage-backed securities – from the current $120 billion a month that the Fed had been buying to reduce outstanding debt. The FOMC also voted to keep the 0%-0.25% target range of the federal funds rate, which affects the general level of interest rates and, subsequently, bond yields. The FOMC stressed that investors should not view the reduction in purchases as a signal that rate hikes are imminent. Officials have said they don’t envision rate hikes will begin until tapering is finished, which based on the current schedule will conclude around July, 2022.

The Potential Impact on Municipal Bond Yields

Much of the municipal bond market’s activity is influenced by the U.S. Treasury market, as determined by the yield ratio of municipal bonds to U.S. Treasury bonds. Municipal/Treasury ratios compare the current yield of municipal bonds to U.S. Treasury bonds and are used to help assess relative value. These ratios neared historical high levels in 2020, fueled by pandemic-related credit fears, only to reverse course during 2021. From a municipal bond perspective, current Municipal/Treasury ratios may generally be considered favorable in terms of offering enhanced relative value.

NOT A PART OF THE SEMI-ANNUAL REPORT

Although yields on municipal bonds have drifted upward, they continue to hover near historical lows. Fixed income investors still find themselves in a low interest rate environment, wondering when they may see more of an opportunity to earn attractive yields on their investments.

While uncertainty remains in terms of when longer term rates may rise, it is important to remember that all too often investors get caught in the trap of trying to “time the market.” Very few people are consistently right in calling securities market or interest rate movements.

Instead of concentrating on what the market is or isn’t doing, we believe:

•	It is prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk. We generally recommend working with a financial professional to develop an asset allocation model to best address these important factors.
•	Actively managed mutual funds may play an important role in your asset allocation model. Fund portfolio managers actively manage fund holdings over time, implementing various strategies based on market expectations that may mitigate the impact of market volatility. For example, fund holdings may be altered by quality rating (with a goal to manage credit risk that may increase with rising rates), as well as by maturity date and coupon (thereby adjusting portfolio duration, or the sensitivity of the fund to movements in interest rates – lower portfolio duration reduces sensitivity to changes in rates).
•	Dollar-cost averaging may also be an important part of your investment plan. Investing a set amount of money on a regular basis regardless of whether the market is up or down removes timing the market from your investment equation. This approach doesn’t guarantee a profit on your shares, nor will it protect against a loss if you redeem your investment in a declining market. However, it generally provides a balanced outcome over the longer term. When interest rates increase and share prices decline, as is bound to happen at some point, you may view that downturn as an opportunity to acquire more shares at a lower price.

The Aquila Advantage

Aquila Group of Funds’ portfolio management teams are locally-based in the states where they invest, providing a distinct advantage that is a hallmark of our investment process. By having an up-close perspective on the economy and bond issuers in their local municipalities, cities and states, our Fund managers are able to gain valuable insights into what’s happening “on the ground” and optimize the investment decision-making process.

NOT A PART OF THE SEMI-ANNUAL REPORT

Our investment professionals draw upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities. Today’s investment landscape is no exception. Regardless of Federal monetary policy and the direction of interest rates, each of our municipal bond funds is actively managed, consistently maintaining broadly diversified, high-quality portfolios, generally with an intermediate average maturity. We remain committed to effective risk management, seeking to provide our shareholders with an appropriate level of risk-adjusted returns.

As always, thank you for being a valued shareholder of Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Rates of inflation have recently risen. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (31.6%)	Ratings Moody’s, S&P and Fitch	Value
	City (3.2%)
	Buckeye Jackrabbit Trail Sanitary Sewer Improvement District
$ 222,000	6.250%, 01/01/29	NR/A-/NR	$ 225,052
	Gilbert Improvement District No. 19
5,000	5.200%, 01/01/23	Aa1/AA-/NR	5,019
	Gilbert Improvement District No. 20
585,000	5.100%, 01/01/29	Aa1/AA-/NR	591,780
	Glendale, Arizona
200,000	5.000%, 07/01/33	NR/AA-/AAA	247,750
	Goodyear, Arizona
1,150,000	3.000%, 07/01/39	Aa1/AA/NR	1,269,404
	Goodyear McDowell Road Commercial Corridor Improvement District
840,000	3.250%, 01/01/27 BAMAC Insured	Aa2/AA/NR	945,168
	Mesa, Arizona
425,000	4.000%, 07/01/32	Aa2/AA/AAA	500,459
425,000	4.000%, 07/01/33	Aa2/AA/AAA	499,112
450,000	4.000%, 07/01/34	Aa2/AA/AAA	527,035
	Scottsdale, Arizona
500,000	4.000%, 07/01/34	Aaa/AAA/AAA	577,870
	Tempe, Arizona
555,000	5.000%, 07/01/33	NR/AAA/AAA	742,879
	Tempe Improvement District (Pier Town Lake)
2,000,000	5.000%, 01/01/29	Aa2/NR/NR	2,007,380
	Tolleson, Arizona
1,000,000	4.000%, 07/01/38	NR/AA/AAA	1,154,070
	Total City		9,292,978

	Community College (1.5%)
	Pinal Co. Community College District
500,000	4.000%, 07/01/33	NR/AA-/NR	607,940
1,000,000	3.000%, 07/01/34	NR/AA-/NR	1,107,490
	Yuma/ La Paz Counties Community College District (Arizona Western College)
1,195,000	4.000%, 07/01/46 2021 BAMAC Insured	NR/AA/NR	1,394,326

1  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Community College (continued)
	Yuma/ La Paz Counties Community College District (Arizona Western College), Refunding
$ 1,000,000	4.000%, 07/01/28 2014A	Aa3/A+/NR	$ 1,089,790
	Total Community College		4,199,546

	County (7.4%)
	Drexel Heights Fire District
100,000	3.000%, 07/01/22	NR/AA-/NR	101,979
	Maricopa Co. Daisy Mountain Fire District
340,000	4.000%, 07/01/27 AGMC Insured	NR/AA/NR	389,045
	Maricopa Co. Special Health Care District
2,500,000	5.000%, 07/01/25	Aa3/NR/AA-	2,918,200
2,500,000	5.000%, 07/01/26	Aa3/NR/AA-	3,008,850
3,000,000	5.000%, 07/01/32	Aa3/NR/AA-	3,726,030
1,500,000	5.000%, 07/01/34	Aa3/NR/AA-	1,853,175
4,345,000	5.000%, 07/01/34	Aa3/NR/AA-	5,724,929
	Pima Co. Northwest Fire District
545,000	4.000%, 07/01/22	NR/AA-/NR	559,159
	Yavapai Co. Jail District
1,650,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/AA	1,918,884
	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AAA	1,120,750
	Total County		21,321,001

	School District (17.1%)
	Buckeye Union High School District No. 201
1,000,000	5.000%, 07/01/33 AGMC Insured	NR/AA/NR	1,155,590
500,000	5.000%, 07/01/36 BAMAC Insured	NR/AA/NR	599,010
	Gila Co. Unified School District No. 10 (Payson)
1,000,000	5.000%, 07/01/28	Aa2/NR/NR	1,121,840
	Glendale Union High School District No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	566,281
650,000	3.000%, 07/01/35 AGMC Insured	NR/AA/NR	715,448

2  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Maricopa Co. Elementary School District No. 1 (Phoenix)
$ 500,000	4.000%, 07/01/31 BAMAC Insured	NR/AA/NR	$ 574,495
460,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	527,234
	Maricopa Co. Elementary School District No. 2 (Riverside)
1,000,000	5.000%, 07/01/30 BAMAC Insured	NR/AA/NR	1,269,450
	Maricopa Co. Elementary School District No. 3 (Tempe)
500,000	5.000%, 07/01/30	Aa1/NR/NR	613,325
	Maricopa Co. Elementary School District No. 8 (Osborn)
500,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	603,605
	Maricopa Co. Elementary School District No. 25 (Liberty)
350,000	4.000%, 07/01/35 AGMC Insured	NR/AA/NR	411,915
300,000	4.000%, 07/01/36 AGMC Insured	NR/AA/NR	352,023
375,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	438,836
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
350,000	5.000%, 07/01/34	Aaa/AA/NR	403,193
	Maricopa Co. Elementary School District No. 40 (Glendale)
2,050,000	2.000%, 07/01/35 AGMC Insured	NR/AA/AA+	2,064,001
	Maricopa Co. Elementary School District No. 62 (Union)
315,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	366,106
580,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	668,241
300,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/NR	344,838
375,000	4.000%, 07/01/34 BAMAC Insured	NR/AA/NR	430,031
	Maricopa Co. Elementary School District No. 65 (Littleton)
650,000	3.000%, 07/01/37 BAMAC Insured	Aa3/AA/NR	709,052
	Maricopa Co. High School District No. 210 (Phoenix)
500,000	4.000%, 07/01/26	Aa1/AA/AAA	564,925

3  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Maricopa Co. High School District No. 214 (Tolleson)
$ 2,090,000	5.000%, 07/01/29†††	Aa1/AA/NR	$ 2,701,220
1,000,000	5.000%, 07/01/30†††	Aa1/AA/NR	1,317,270
300,000	3.000%, 07/01/34†††	Aa1/AA/NR	334,281
825,000	4.000%, 07/01/34	Aa1/AA/NR	963,336
200,000	3.000%, 07/01/35†††	Aa1/AA/NR	222,312
	Maricopa Co. Unified School District No. 11 (Peoria)
1,500,000	4.000%, 07/01/25	Aa3/AA-/NR	1,540,815
675,000	4.500%, 07/01/33 AGMC Insured	Aa3/AA/NR	766,260
	Maricopa Co. Unified School District No. 24 (Gila Bend)
70,000	5.500%, 07/01/22	NR/NR/NR*	70,127
	Maricopa Co. Unified School District No. 60 (Higley)
1,615,000	5.000%, 07/01/29	Aa2/A+/NR	1,808,477
	Maricopa Co. Unified School District No. 66 (Roosevelt)
910,000	4.000%, 07/01/31 BAMAC Insured	A1/AA/NR	1,048,302
	Maricopa Co. Unified School District No. 69 (Paradise Valley)
1,000,000	4.500%, 07/01/30	Aa1/NR/AAA	1,069,240
425,000	4.000%, 07/01/35	Aa1/NR/AAA	513,102
900,000	3.000%, 07/01/36	Aa1/NR/AAA	1,001,745
300,000	3.000%, 07/01/36	Aa1/NR/AAA	330,270
	Maricopa Co. Unified School District No. 80 (Chandler)
1,000,000	4.000%, 07/01/32	Aaa/NR/AAA	1,225,570
545,000	4.000%, 07/01/36	Aaa/AA/NR	637,437
	Maricopa Co. Unified School District No. 89 (Dysart)
500,000	4.000%, 07/01/28	NR/A+/AAA	543,895
2,185,000	5.500%, 07/01/22 NPFG/FGIC Insured	Baa2/A+/NR	2,269,494
	Maricopa Co. Union School District No. 216 (Agua Fria)
900,000	3.000%, 07/01/37	Aa1/NR/NR	985,995

4  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Maricopa Co. Unified School District No. 90 (Saddle Mountain)
$ 1,000,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	$ 1,273,450
	Mohave Co. Unified School District No. 1 (Lake Havasu)
500,000	5.000%, 07/01/35	Aa1/NR/NR	604,345
	Navajo Co. Unified School District No. 10 (Show Low)
500,000	4.000%, 07/01/31 AGMC Insured	NR/AA/NR	570,030
	Navajo Co. Unified School District No. 32 (Blue Ridge)
400,000	5.000%, 07/01/29 AGMC Insured	NR/AA/NR	489,104
	Pima Co. Unified School District No. 6 (Marana)
1,250,000	5.000%, 07/01/25	NR/A/NR	1,264,000
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	984,694
1,000,000	4.250%, 07/01/32 AGMC Insured	NR/AA/NR	1,122,070
1,000,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	1,140,070
	Pima Co. Unified School District No. 8 (Flowing Wells)
1,000,000	4.500%, 07/01/37 AGMC Insured	NR/AA/NR	1,161,530
250,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	295,672
250,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	299,188
300,000	3.000%, 07/01/38 BAMAC Insured	NR/AA/NR	321,918
280,000	3.000%, 07/01/40 BAMAC Insured	NR/AA/NR	298,987
	Pima Co. Unified School District No. 12 (Sunnyside)
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,111,152
	Pima Co. Unified School District No. 20 (Vail)
700,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	876,736
	Pinal Co. Unified School District No. 44 (J. O. Combs)
1,225,000	3.750%, 07/01/38 AGMC Insured	NR/AA/NR	1,361,073
	Santa Cruz Co. Unified School District No. 35 (Santa Cruz Valley)
300,000	3.000%, 07/01/36 AGMC Insured	NR/AA/NR	330,567

5  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Western Maricopa Education Center District No. 402
$ 1,200,000	4.000%, 07/01/28	NR/AA-/NR	$ 1,272,264
	Yavapai Co. Elementary School District No. 6 (Cottonwood-Oak Creek)
720,000	5.000%, 07/01/34 BAMAC Insured	A2/AA/NR	830,866
	Total School District		49,456,303

	Special District (2.4%)
	Eastmark Community Facilities District No. 1
345,000	4.000%, 07/15/33 AGMC Insured	NR/AA/NR	389,671
360,000	4.000%, 07/15/34 AGMC Insured	NR/AA/NR	405,655
	Estrella Mountain Ranch Community Facilities District
155,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	186,378
	Festival Ranch Community Facilities District
950,000	5.000%, 07/15/37 BAMAC Insured	NR/AA/NR	1,146,374
750,000	5.000%, 07/15/38 BAMAC Insured	NR/AA/NR	903,510
	Gladden Farms (Phase II) Community Facilities District
470,000	4.000%, 07/15/41 BAMAC Insured	NR/AA/NR	547,183
	Goodyear Community Facilities Utilities District No. 1
500,000	4.000%, 07/15/28	A1/A-/NR	540,910
460,000	4.000%, 07/15/32	A1/A-/NR	514,036
	Merrill Ranch Community Facilities District #2
680,000	6.750%, 07/15/38	NR/BBB/NR	741,826
	Tartesso West Community Facilities District
1,000,000	4.000%, 07/15/46 AGMC Insured	NR/AA/NR	1,137,070
	Verrado Community Facilities Utilities District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	519,520
	Total Special District		7,032,133
	Total General Obligation Bonds		91,301,961

6  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (60.8%)	Ratings Moody’s, S&P and Fitch	Value
	Airport (8.3%)
	Phoenix Civic Improvement Corp. Airport Bonds
$ 5,000,000	4.000%, 07/01/40††††	A1/A/NR	$ 5,657,200
2,595,000	5.000%, 07/01/27 AMT	Aa3/A+/NR	3,181,470
185,000	5.000%, 07/01/30 AMT	Aa3/A+/NR	224,621
3,850,000	5.000%, 07/01/31 AMT	Aa3/A+/NR	4,671,551
2,900,000	5.000%, 07/01/31 AMT	Aa3/A+/NR	3,590,693
2,700,000	5.000%, 07/01/32 AMT	Aa3/A+/NR	2,903,931
200,000	5.000%, 07/01/33 AMT	Aa3/A+/NR	247,312
1,600,000	3.000%, 07/01/49	A1/A/NR	1,654,432
300,000	5.000%, 07/01/49	A1/A/NR	368,751
1,000,000	3.250%, 07/01/49 AMT	A1/A/NR	1,035,100
	Phoenix-Mesa Gateway Airport Authority
515,000	5.000%, 07/01/38 AMT	A1/AA+/NR	532,186
	Total Airport		24,067,247

	Charter Schools (2.6%)
	Arizona Industrial Development Authority (Basis Schools)
240,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	280,162
	Arizona Industrial Development Authority (Candeo Schools)
500,000	3.375%, 07/01/41 State Enhanced	NR/AA-/NR	535,615
	Arizona Industrial Development Authority (Equitable Schools)
225,000	5.000%, 11/01/21	NR/A/NR	225,805
600,000	5.000%, 11/01/32	NR/A/NR	765,834
1,000,000	4.000%, 11/01/36	NR/A/NR	1,161,760
	Arizona Industrial Development Authority (Greathearts Academies)
1,000,000	3.000%, 07/01/37 State Enhanced	NR/AA-/NR	1,072,650
	La Paz Co. Industrial Development Authority (Harmony Public Schools Projects)
200,000	5.000%, 02/15/28	NR/BBB/NR	228,036
	Maricopa Co. Industrial Development Authority (Great Hearts Arizona Projects)
250,000	5.000%, 07/01/26 State Enhanced	NR/AA-/NR	296,380
315,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	368,648

7  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Charter Schools (continued)
	Phoenix Industrial Development Authority (Great Hearts Academies Project)
$ 500,000	5.000%, 07/01/41	NR/BBB-/NR	$ 552,075
	Phoenix Industrial Development Authority (Macombs Facility Project)
315,000	5.000%, 07/01/33	NR/BBB-/NR	393,810
325,000	4.000%, 07/01/34	NR/BBB-/NR	371,868
315,000	4.000%, 07/01/35	NR/BBB-/NR	359,875
	Phoenix Industrial Development Authority (Villa Montessori Inc. Project)
415,000	5.000%, 07/01/35	NR/BBB-/NR	461,804
	Phoenix Industrial Development Authority (Vista College Preparatory Projects)
430,000	5.000%, 07/01/43 State Enhanced	NR/AA-/NR	503,977
	Total Charter Schools		7,578,299

	Excise Tax (9.7%)
	Buckeye Excise Tax
400,000	4.000%, 07/01/36	NR/AA/AA	449,984
1,000,000	5.000%, 07/01/43	NR/AA/AA	1,142,050
	Buckeye Roosevelt Street Improvement District
100,000	4.000%, 01/01/32	NR/A-/NR	103,534
125,000	4.050%, 01/01/33	NR/A-/NR	129,426
	Cottonwood Pledged Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	581,415
	Flagstaff Pledged Revenue
1,395,000	4.250%, 07/01/33	NR/AA/NR	1,601,265
	Gila Co. Pledged Revenue Obligations
555,000	4.000%, 07/01/30	NR/AA/NR	650,466
	Gilbert Pledged Revenue Obligations
450,000	4.000%, 07/01/35	Aa1/AAA/AAA	493,974
	Graham Co. Jail District Revenue Pledged Obligation
1,000,000	5.000%, 07/01/35	NR/A-/NR	1,128,310
	Marana Pledged Excise Tax
275,000	4.000%, 07/01/30	NR/AA/NR	291,659
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,510,334

8  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Excise Tax (continued)
	Mesa Excise Tax
$ 1,000,000	3.000%, 07/01/38	Aa3/AA+/NR	$ 1,087,250
	Phoenix Civic Improvement Corp.
3,770,000	4.000%, 07/01/45	Aa2/AAA/AA+	4,417,837
	Phoenix Civic Improvement Corp. (Civic Plaza)
2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	2,497,600
2,000,000	5.500%, 07/01/30 BHAC/FGIC Insured	Aa1/AA+/NR	2,677,100
1,000,000	5.500%, 07/01/23 NPFG/FGIC Insured	Aa2/AA/NR	1,084,180
2,300,000	5.500%, 07/01/33 NPFG/FGIC Insured	Aa2/AA/NR	3,199,760
	Pinal Co. Revenue Obligations Refunding
1,500,000	5.000%, 08/01/33	NR/AA-/AA	1,668,675
	Queen Creek Excise Tax & State Shared Revenue
250,000	5.000%, 08/01/30	NR/AA/AA	270,910
	Santa Cruz Co. Jail District
1,655,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	1,992,355
885,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	1,049,495
	Total Excise Tax		28,027,579

	Healthcare (9.7%)
	Arizona Health Facilities Authority (Banner Health)
2,000,000	5.000%, 01/01/44	NR/AA-/AA-	2,175,240
	Arizona Health Facilities Authority (Scottsdale Lincoln Hospitals)
3,000,000	5.000%, 12/01/34	A2/NR/A+	3,396,660
1,500,000	5.000%, 12/01/42	A2/NR/A+	1,696,830
	Arizona Industrial Development Authority (Phoenix Children's Hospital)
800,000	5.000%, 02/01/32†††	A1/A+/AA-	1,063,336
1,100,000	5.000%, 02/01/33†††	A1/A+/AA-	1,450,647
690,000	4.000%, 02/01/38†††	A1/A+/AA-	818,554
	Maricopa Co. Industrial Development Authority (Banner Health)
1,600,000	5.000%, 01/01/38	NR/AA-/AA-	1,915,040
3,000,000	3.000%, 01/01/49	NR/AA-/AA-	3,162,120

9  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Healthcare (continued)
	Maricopa Co. Industrial Development Authority (HonorHealth)
$ 2,250,000	4.125%, 09/01/38	A2/NR/A+	$ 2,608,762
1,000,000	4.125%, 09/01/42	A2/NR/A+	1,149,810
	Pima Co. Industrial Development Authority (Tucson Medical Center)
1,150,000	5.000%, 04/01/33	NR/A/NR	1,507,317
880,000	4.000%, 04/01/37	NR/A/NR	1,046,663
1,000,000	3.000%, 04/01/51	NR/A/NR	1,042,640
	Yavapai Co. Industrial Development Authority (Northern Arizona Healthcare System)
500,000	5.250%, 10/01/25	NR/AA-/NR	500,000
500,000	5.250%, 10/01/26	NR/AA-/NR	500,000
	Yavapai Co. Industrial Development Authority (Yavapai Regional Medical Center)
1,000,000	5.250%, 08/01/33	A2/NR/A+	1,083,580
675,000	5.000%, 08/01/34	A2/NR/A+	787,307
	Yuma Industrial Development Authority (Yuma Regional Medical Center)
1,635,000	5.000%, 08/01/23	NR/A/NR	1,773,632
200,000	5.000%, 08/01/32	NR/A/NR	223,742
	Total Healthcare		27,901,880

	Higher Education (8.8%)
	Arizona Board of Regents (Arizona State University System)
480,000	5.000%, 07/01/31	Aa2/AA/NR	556,805
1,985,000	5.000%, 07/01/36	Aa2/AA/NR	2,610,672
1,500,000	5.000%, 07/01/41	Aa2/AA/NR	1,912,965
565,000	4.000%, 07/01/49	Aa2/AA/NR	649,010
	Arizona Board of Regents (Arizona State University System) Green Bonds
750,000	5.000%, 07/01/34	Aa2/AA/NR	868,192
	Arizona Board of Regents (Northern Arizona University System)
575,000	5.000%, 06/01/32	A1/A+/NR	637,411

10  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Arizona Board of Regents (Northern Arizona University) Speed Stimulus Plan for Economic & Educational Development
$ 2,090,000	5.000%, 08/01/29 AGMC Insured	A2/AA/NR	$ 2,665,774
	Arizona Board of Regents (University of Arizona System) Speed Stimulus Plan for Economic & Educational Development
1,500,000	5.000%, 08/01/34	Aa3/A+/NR	1,681,455
1,500,000	3.125%, 08/01/39	Aa3/A+/NR	1,632,615
	Arizona Board of Regents (University of Arizona System)
400,000	5.000%, 06/01/29	Aa2/AA-/NR	445,880
105,000	4.000%, 06/01/38	Aa2/AA-/NR	125,895
	Arizona Industrial Development Authority (North Carolina Central University Student Housing)
250,000	4.000%, 06/01/34 BAMAC Insured	Baa3/AA/NR	287,400
700,000	4.000%, 06/01/39 BAMAC Insured	Baa3/AA/NR	794,906
	Arizona State University Speed Stimulus Plan for Economic & Educational Development
625,000	5.000%, 08/01/34	Aa3/AA-/NR	700,606
	McAllister Academic Village (Arizona State University Hassayampa)
1,000,000	5.000%, 07/01/39	Aa3/AA-/NR	1,174,840
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing)
200,000	5.000%, 07/01/26	Baa3/NR/NR	235,430
400,000	5.000%, 07/01/33	Baa3/NR/NR	478,384
1,250,000	5.000%, 07/01/42	Baa3/NR/NR	1,472,425
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing II)
100,000	5.000%, 07/01/26	Baa3/NR/NR	117,210
250,000	5.000%, 07/01/27	Baa3/NR/NR	299,940
150,000	5.000%, 07/01/28	Baa3/NR/NR	182,789
200,000	5.000%, 07/01/30	Baa3/NR/NR	246,050
300,000	5.000%, 07/01/32	Baa3/NR/NR	365,205

11  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Phoenix Industrial Development Authority (Eastern Kentucky University Project)
$ 500,000	5.000%, 10/01/36	A3/BBB+/NR	$ 582,070
	Phoenix Industrial Development Authority (Rowan University Project)
2,000,000	5.250%, 06/01/34	A3/A/NR	2,061,500
	Pima Co. Community College District
1,075,000	5.000%, 07/01/36	Aa3/NR/AA-	1,322,465
750,000	4.000%, 07/01/37	Aa3/NR/AA-	862,080
500,000	4.000%, 07/01/38	Aa3/NR/AA-	573,590
	Total Higher Education		25,543,564

	Housing (1.7%)
	Arizona Industrial Development Authority Green Bond MTEB (Chandler Village Apartments Project)
4,914,036	2.120%, 07/01/37 FNMA Insured Series 2020	Aaa/NR/NR	4,926,272

	Lease (2.8%)
	Arizona Board of Regents (Northern Arizona University) COP
600,000	5.000%, 09/01/27	A2/A/NR	622,032
500,000	5.000%, 09/01/28	A2/A/NR	518,390
1,000,000	5.000%, 09/01/29	A2/A/NR	1,036,840
	Nogales Municipal Development Authority, Inc.
845,000	4.000%, 06/01/36	NR/AA-/NR	936,522
615,000	5.000%, 06/01/28 AGMC Insured	NR/AA/NR	723,160
810,000	4.000%, 06/01/33 AGMC Insured	NR/AA/NR	944,063
2,000,000	4.000%, 06/01/39 AGMC Insured	NR/AA/NR	2,295,580
	Prescott Municipal Property Corp.
500,000	5.000%, 07/01/34	Aa3/AA+/NR	559,320
	State of Arizona COP
500,000	5.000%, 09/01/27	Aa2/AA-/NR	583,205
	Total Lease		8,219,112

12  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Pollution Control (2.5%)
	Apache Co. Industrial Development Authority, Pollution Control (Tucson Electric Power Co.)
$ 2,955,000	4.500%, 03/01/30	A3/A-/NR	$ 3,002,162
	Maricopa Co. Pollution Control (El Paso Electric Co.)
375,000	3.600%, 02/01/40	Baa2/NR/BBB+	410,014
250,000	3.600%, 04/01/40	Baa2/NR/BBB+	273,343
	Maricopa Co. Pollution Control (Palo Verde Project)
1,000,000	1.050%***, 01/01/38 (Mandatory Put Date 6/01/22)	Baa2/BBB/NR	1,003,730
1,500,000	0.875%***, 06/01/43 (Mandatory Put Date 10/01/26)	NR/BBB/NR	1,486,095
1,000,000	0.875%***, 06/01/43 (Mandatory Put Date 10/01/26)	NR/BBB/NR	990,730
	Total Pollution Control		7,166,074

	Resource Recovery (2.2%)
	Chandler Industrial Development Authority (Intel Corporation Project)
4,250,000	2.700%, 12/01/37 AMT (Mandatory Put Date 8/14/23)	A1/A+/NR	4,422,380
	Maricopa Co. Industrial Development Authority, (Waste Management Inc. Project)
1,500,000	3.375%, 12/01/31 AMT (Mandatory Put Date 6/03/24)	NR/A-/NR	1,507,410
	Yavapai Co. Industrial Development Authority, (Waste Management Inc. Project)
520,000	2.200%, 03/01/28 AMT (Mandatory Put Date 06/03/24)	NR/A-/NR	543,078
	Total Resource Recovery		6,472,868

13  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Senior Living Facilities (1.8%)
	Arizona Industrial Development Authority, Second Tier (Great Lakes Senior Living Communities)
$ 620,000	5.000%, 01/01/28	NR/CCC+/NR	$ 628,575
555,000	5.000%, 01/01/29	NR/CCC+/NR	558,646
1,205,000	5.000%, 01/01/30	NR/CCC+/NR	1,205,675
655,000	4.000%, 01/01/33	NR/CCC+/NR	576,105
	Maricopa Co. Industrial Development Authority (Christian Care Retirement Apartments)
1,000,000	5.000%, 01/01/30	NR/A/NR	1,133,390
	Pima Co. Industrial Development Authority (Christian Care Senior Living Facility)
1,000,000	5.000%, 12/15/32	NR/BBB+/NR	1,140,030
	Total Senior Living Facilities		5,242,421

	Transportation (0.2%)
	Pima Co. Regional Transportation Authority Excise Tax
500,000	5.000%, 06/01/26	NR/AA+/AA+	538,600

	Turnpike/Highway (0.5%)
	Pima Co. Street & Highway Revenue
1,480,000	2.000%, 07/01/33	NR/AA/AA	1,498,944

	Utility (6.7%)
	Greater Arizona Development Authority Revenue
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	550,810
	Mesa Utility System
1,500,000	4.000%, 07/01/32	Aa2/AA-/NR	1,702,995
4,310,000	4.000%, 07/01/35	Aa2/AA-/NR	5,276,690
	Salt River Project Agricultural Improvement and Power Revenue
6,100,000	4.000%, 01/01/39	Aa1/AA+/NR	7,259,427
150,000	5.000%, 01/01/32	Aa1/AA+/NR	185,453
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	A3/BBB+/NR	3,776,460

14  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Utility (continued)
	Surprise Utility System Senior Lien Obligations
$ 470,000	5.000%, 07/01/33	NR/AA+/NR	$ 580,502
	Total Utility		19,332,337

	Water/Sewer (3.3%)
	Gilbert Water Resource Municipal Property Corp.
1,190,000	4.000%, 07/01/34	NR/AAA/AAA	1,349,865
	Glendale Water & Sewer Revenue
500,000	5.000%, 07/01/28	A1/AA/NR	517,025
	Goodyear Water and Sewer Revenue
2,000,000	4.000%, 07/01/45 AGMC Insured	Aa3/AA/NR	2,314,940
	Lake Havasu City Wastewater System Revenue
1,000,000	5.000%, 07/01/43 AGMC Insured	A2/AA/NR	1,139,680
	Phoenix Civic Improvement Corp. Wastewater Revenue
1,500,000	5.500%, 07/01/24 NPFG/FGIC Insured	Aa2/AAA/NR	1,713,330
	Phoenix Civic Improvement Corp. Water System Revenue
1,100,000	5.000%, 07/01/38	Aa2/AAA/NR	1,297,351
	Tempe Water and Sewer Revenue
830,000	5.000%, 07/01/34	NR/AA-/AA+	1,101,559
	Total Water/Sewer		9,433,750
	Total Revenue Bonds		175,948,947

	Pre-Refunded Bonds (8.4%)††
	Pre-Refunded General Obligation Bonds (0.7%)
	School District (0.3%)
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
250,000	5.500%, 07/01/30	Aaa/AA/NR	273,070
	Tempe High School District No. 213
650,000	4.000%, 07/01/32	Aaa/AA/NR	693,037
	Total School District		966,107

15  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded Bonds (continued)††	Ratings Moody’s, S&P and Fitch	Value
	Special District (0.4%)
	Estrella Mountain Ranch Community Facilities District
$ 845,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	$ 1,045,620
	Goodyear Community Facilities Utilities District No. 1
40,000	4.000%, 07/15/32	NR/NR/NR*	46,297
	Total Special District		1,091,917
	Total Pre-Refunded General Obligation Bonds		2,058,024

	Pre-Refunded Revenue Bonds (7.7%)
	Excise Tax (1.1%)
	Goodyear Public Improvement Corp.
1,500,000	5.000%, 07/01/26	Aa2/AA+/NR	1,554,240
	Scottsdale Municipal Property Corp.
1,500,000	5.000%, 07/01/34	Aa1/AAA/AA+	1,755,375
	Total Excise Tax		3,309,615

	Healthcare (5.7%)
	Arizona Health Facilities Authority (Banner Health)
5,000,000	4.000%, 01/01/43	NR/AA-/NR	5,047,100
	Arizona Health Facilities Authority (Phoenix Children's Hospital)
1,000,000	5.000%, 02/01/27	A1/A+/AA-	1,015,380
775,000	5.000%, 02/01/30	A1/A+/AA-	786,920
6,035,000	5.000%, 02/01/34	A1/A+/AA-	6,127,818
	Maricopa Co. Hospital Revenue (Sun Health)
920,000	5.000%, 04/01/25	NR/NR/NR*	991,456
2,125,000	5.000%, 04/01/35	NR/NR/NR*	2,368,801
	Total Healthcare		16,337,475

	Higher Education (0.9%)
	Arizona Board of Regents (Arizona State University System)
285,000	5.000%, 07/01/32	Aa2/AA/NR	295,306
115,000	5.000%, 07/01/32	Aa2/AA/NR	119,158

16  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded Bonds (continued)††	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (continued)
	Arizona Board of Regents (University of Arizona System)
$ 460,000	5.000%, 06/01/31	Aa2/AA-/NR	$ 474,145
	Northern Arizona University Speed Stimulus Plan for Economic & Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,570,166
	Total Higher Education		2,458,775
	Total Pre-Refunded Revenue Bonds		22,105,865
	Total Pre-Refunded Bonds		24,163,889
	Total Municipal Bonds (cost $276,124,130)		291,414,797

Shares	Short-Term Investment (1.4%)
4,150,037	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%** (cost $4,150,037)	Aaa-mf/AAAm/NR	4,150,037

	Total Investments (cost $280,274,167-note 4)	102.2%	295,564,834
	Other assets less liabilities	(2.2)	(6,306,069)
	Net Assets	100.0%	$ 289,258,765

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	8.9%
Pre-refunded bonds††	8.3
Aa of Moody's or AA of S&P or Fitch	59.3
A of Moody's or S&P or Fitch	18.3
Baa of Moody's or BBB of S&P or Fitch	4.0
CCC of S&P	1.0
Not Rated*	0.2
100.0%

17  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BHAC - Berkshire Hathaway Assurance Corp.

COP- Certificates of Participation

FGIC - Financial Guaranty Insurance Co.

FNMA - Federal National Mortgage Association

MTEB - Multifamily Tax-Exempt Mortgage-Backed Bonds

NPFG - National Public Finance Guarantee

NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Variable rate.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

†††	Security purchased on a delayed delivery or when-issued basis.

††††	Security pledged as collateral for the Fund’s delayed delivery or when-issued commitments.

Note:	144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

18  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2021 (unaudited)

ASSETS
Investments at value (cost $280,274,167)	$295,564,834
Interest receivable	2,724,745
Receivable for investment securities sold	2,190,413
Receivable for Fund Shares sold	27,344
Other assets	22,486
Total assets	300,529,822

LIABILITIES
Payable for investment securities purchased	10,487,015
Payable for Fund shares redeemed	520,075
Management fee payable	95,598
Dividends payable	83,918
Distribution and service fees payable	1,038
Accrued expenses	83,413
Total liabilities	11,271,057
NET ASSETS	$289,258,765

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$268,032
Additional paid-in capital	273,419,757
Total distributable earnings	15,570,976
$289,258,765
CLASS A
Net Assets	$200,597,775
Capital shares outstanding	18,594,502
Net asset value and redemption price per share	$10.79
Maximum offering price per share (100/97 of $10.79)	$11.12

CLASS C
Net Assets	$6,519,471
Capital shares outstanding	604,831
Net asset value and offering price per share	$10.78

CLASS Y
Net Assets	$82,141,519
Capital shares outstanding	7,603,833
Net asset value, offering and redemption price per share	$10.80

See accompanying notes to financial statements.

19  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2021 (unaudited)

Investment Income
Interest income		$4,070,373

Expenses
Investment Adviser fee (note 3)	$576,181
Distribution and service fee (note 3)	185,393
Transfer and shareholder servicing agent fees	66,163
Legal fees	33,943
Trustees’ fees and expenses (note 7)	32,900
Registration fees and dues	13,872
Auditing and tax fees	11,933
Insurance	6,665
Shareholders’ reports	6,253
Custodian fees	4,722
Compliance services (note 3)	4,037
Credit facility fees (note 10)	1,493
Miscellaneous	13,489
Total expenses		957,044
Net investment income		3,113,329

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	91,040
Change in unrealized appreciation on investments	(1,098,957)

Net realized and unrealized gain (loss) on investments		(1,007,917)
Net change in net assets resulting from operations		$2,105,412

See accompanying notes to financial statements.

20  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31, 2021
OPERATIONS
Net investment income	$3,113,329	$6,275,087
Realized gain (loss) from securities transactions	91,040	(23,340)
Change in unrealized appreciation on investments	(1,098,957)	3,265,689
Change in net assets resulting from operations	2,105,412	9,517,436

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,120,213)	(4,540,853)

Class C Shares	(43,736)	(108,101)

Class Y Shares	(905,631)	(1,541,242)

Change in net assets from distributions	(3,069,580)	(6,190,196)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	28,601,476	54,526,407
Reinvested dividends and distributions	2,545,390	4,997,145
Cost of shares redeemed	(21,926,517)	(41,762,632)
Change in net assets from capital share transactions	9,220,349	17,760,920

Change in net assets	8,256,181	21,088,160

NET ASSETS:
Beginning of period	281,002,584	259,914,424
End of period	$289,258,765	$281,002,584

See accompanying notes to financial statements.

21  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (unaudited)

1. Organization

Aquila Tax-Free Trust of Arizona (the “Fund”), one of six series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Trust of Arizona), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business Trust and commenced operations on March 13, 1986. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

22  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2021:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$4,150,037
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	291,414,797
Level 3 – Significant Unobservable Inputs	—
Total	$295,564,834
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

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AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2021, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2021, distribution fees on Class A Shares amounted to $150,697, of which the Distributor retained $17,473.

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AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2021, amounted to $26,022. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2021, these payments amounted to $8,674. The total of these payments with respect to Class C Shares amounted to $34,696, of which the Distributor retained $8,507.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2021, total commissions on sales of Class A Shares amounted to $24,507, of which the Distributor received $9,898.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2021, purchases of securities and proceeds from the sales of securities aggregated $50,958,322 and $31,845,602, respectively.

At September 30, 2021, the aggregate tax cost for all securities was $279,789,432. At September 30, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $16,758,492 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $983,090 for a net unrealized appreciation of $15,775,402.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The general policy of the Fund is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At September 30, 2021, the Fund had all of its long-term portfolio holdings invested in the securities of Arizona issuers.

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AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2021 (unaudited)		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	1,043,330	$11,378,980	1,695,529	$18,408,016
Reinvested dividends and distributions	160,143	1,743,729	332,499	3,601,907
Cost of shares redeemed	(944,317)	(10,294,701)	(2,353,115)	(25,483,422)
Net change	259,156	2,828,008	(325,087)	(3,473,499)

Class C Shares
Proceeds from shares sold	21,506	234,292	100,968	1,096,349
Reinvested dividends and distributions	3,687	40,119	9,043	97,851
Cost of shares redeemed	(103,242)	(1,126,040)	(176,659)	(1,914,550)
Net change	(78,049)	(851,629)	(66,648)	(720,350)

Class Y Shares
Proceeds from shares sold	1,555,402	16,988,204	3,222,783	35,022,042
Reinvested dividends and distributions	69,844	761,542	119,561	1,297,387
Cost of shares redeemed	(961,167)	(10,505,776)	(1,325,337)	(14,364,660)
Net change	664,079	7,243,970	2,017,007	21,954,769
Total transactions in Fund shares	845,186	$9,220,349	1,625,272	$17,760,920

7. Trustees’ Fees and Expenses

At September 30, 2021, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2021 was $32,900. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the six months ended September 30, 2021, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

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AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2021, the Fund had capital loss carry forwards of $411,999, $9,046 is short-term and $402,953 is long-term both have no expiration date.

The tax character of distributions was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020
Net tax-exempt income	$6,190,196	$6,356,063
Ordinary Income	—	96,808
Long-term capital gains	—	—
	$6,190,196	$6,452,871

As of March 31, 2021, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$194,770
Undistributed net realized loss on investments	(411,999)
Unrealized appreciation	16,901,137
Other temporary differences	(148,764)
$16,535,144

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AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2021.

11. Ongoing Events: COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

28  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.82	$10.68	$10.61	$10.47	$10.58	$10.95
Income (loss) from investment operations:
Net investment income(1)	0.12	0.25	0.27	0.29	0.30	0.32
Net gain (loss) on securities (both realized and unrealized)	(0.03)	0.14	0.07	0.16	(0.10)	(0.36)
Total from investment operations	0.09	0.39	0.34	0.45	0.20	(0.04)
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.25)	(0.27)	(0.29)	(0.29)	(0.32)
Distributions from capital gains	—	—	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.12)	(0.25)	(0.27)	(0.31)	(0.31)	(0.33)
Net asset value, end of period	$10.79	$10.82	$10.68	$10.61	$10.47	$10.58
Total return (not reflecting sales charge)	0.78%(2)	3.63%	3.16%	4.37%	1.93%	(0.42)%
Ratios/supplemental data
Net assets, end of period (in millions)	$201	$198	$199	$204	$218	$229
Ratio of expenses to average net assets	0.69%(3)	0.71%	0.74%	0.73%	0.69%	0.70%
Ratio of net investment income to average net assets	2.14%(3)	2.30%	2.49%	2.74%	2.77%	2.96%
Portfolio turnover rate	11%(2)	11%	21%	34%	16%	19%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

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AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.81	$10.67	$10.61	$10.47	$10.58	$10.95
Income (loss) from investment operations:
Net investment income(1)	0.07	0.16	0.18	0.20	0.20	0.23
Net gain (loss) on securities (both realized and unrealized)	(0.03)	0.13	0.05	0.15	(0.09)	(0.37)
Total from investment operations	0.04	0.29	0.23	0.35	0.11	(0.14)
Less distributions (note 9):
Dividends from net investment income	(0.07)	(0.15)	(0.17)	(0.19)	(0.20)	(0.22)
Distributions from capital gains	—	—	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.07)	(0.15)	(0.17)	(0.21)	(0.22)	(0.23)
Net asset value, end of period	$10.78	$10.81	$10.67	$10.61	$10.47	$10.58
Total return (not reflecting sales charge)	0.36%(2)	2.76%	2.20%	3.49%	1.06%	(1.26)%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$7	$8	$9	$14	$17
Ratio of expenses to average net assets	1.53%(3)	1.56%	1.59%	1.58%	1.54%	1.55%
Ratio of net investment income to average net assets	1.29%(3)	1.45%	1.65%	1.88%	1.92%	2.11%
Portfolio turnover rate	11%(2)	11%	21%	34%	16%	19%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

30  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.84	$10.69	$10.63	$10.49	$10.60	$10.97
Income (loss) from investment operations:
Net investment income(1)	0.13	0.26	0.28	0.30	0.31	0.34
Net gain (loss) on securities (both realized and unrealized)	(0.05)	0.15	0.06	0.16	(0.09)	(0.37)
Total from investment operations	0.08	0.41	0.34	0.46	0.22	(0.03)
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.26)	(0.28)	(0.30)	(0.31)	(0.33)
Distributions from capital gains	—	—	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.12)	(0.26)	(0.28)	(0.32)	(0.33)	(0.34)
Net asset value, end of period	$10.80	$10.84	$10.69	$10.63	$10.49	$10.60
Total return (not reflecting sales charge)	0.77%(2)	3.88%	3.21%	4.51%	2.08%	(0.26)%
Ratios/supplemental data
Net assets, end of period (in millions)	$82	$75	$53	$40	$41	$42
Ratio of expenses to average net assets	0.54%(3)	0.56%	0.60%	0.59%	0.55%	0.55%
Ratio of net investment income to average net assets	2.29%(3)	2.44%	2.62%	2.88%	2.92%	3.11%
Portfolio turnover rate	11%(2)	11%	21%	34%	16%	19%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

31  |  Aquila Tax-Free Trust of Arizona

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

32  |  Aquila Tax-Free Trust of Arizona

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 25, 2021 and on September 11, 2021 to review and discuss the contract review materials that were provided in advance of the August 25, 2021 meeting. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 11, 2021, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2022. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

The Trustees reviewed the Manager’s investment approach for the Fund and its research process. The Trustees considered that the Manager had provided all advisory and administrative services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital. The Trustees considered the personnel of the Manager who provide investment management services to the Fund. The Manager has employed Messrs. Tony Tanner, James Thompson and Royden Durham as portfolio managers for the Fund and has established facilities and capabilities for credit analysis of the Fund’s portfolio securities. They considered that Mr. Tanner, the Fund’s lead portfolio manager, is based in Phoenix, Arizona and that he has a comprehensive understanding regarding the economy of the State of Arizona and the securities in which the Fund invests, including those securities with less than the highest ratings from the rating agencies.

33  |  Aquila Tax-Free Trust of Arizona

The Trustees noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and five other Arizona intermediate and long municipal bond funds, as classified by Morningstar, that charge a front-end sales charge);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Single-State Intermediate Municipal Bond Funds category); and
•	the Fund’s benchmark index, the Bloomberg Quality Intermediate Municipal Bond Index.

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was lower than the average annual total return of the funds in the Peer Group for the one, three, five and ten-year periods ended June 30, 2021. The Trustees noted the difference in the performance between the intermediate and long-maturity funds in the Peer Group. The Trustees also considered that, as reflected in the Consultant’s Report, the Fund’s average annual total return was higher than the average annual total return of the funds in the Product Category for Performance for the one, three, five and ten-year periods ended June 30, 2021. The Trustees further considered that the Fund outperformed its benchmark index for the one and ten-year periods, but underperformed its benchmark index for the three and five-year periods, all as of June 30, 2021. The Trustees noted that the Fund invests primarily in municipal obligations issued by the State of Arizona, its counties and various other local authorities, while the funds in the Product Category for Performance invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and that less than 2% of the benchmark index consists of Arizona bonds. The Trustees also noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees or expenses.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended June 30, 2021. The Trustees further noted that the Fund’s Sharpe ratio was in first quintile for the three-year period and the second quintile for the five-year period, both ended June 30, 2021, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

34  |  Aquila Tax-Free Trust of Arizona

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of the investment performance of the Fund indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

Advisory Fees and Fund Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Single-State Intermediate Municipal Bond Funds and Morningstar Single-State Long Municipal Bond Funds from states within which 4-7 mutual funds are operating, with similar operating expense structures).

The Trustees considered that the Fund’s contractual advisory fee was lower than the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level) and lower than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at various asset levels up to $5 billion).

The Trustees noted that the Fund’s actual management fee was higher than the average actual management fee of the funds in the Peer Group (after giving effect to fee waivers in effect for those funds) but lower than the average actual management fee of the funds in the Product Category for Expenses (after giving effect to fee waivers in effect for those funds). They noted that the Fund’s expenses were less than the average actual expenses of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers in effect for those funds).

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that, in most instances, the fee rates for those clients were comparable to the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds.

The Trustees concluded that the advisory fee and expenses of the Fund were reasonable in relation to the nature and quality of the services provided by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

35  |  Aquila Tax-Free Trust of Arizona

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the management of the Fund. The Trustees concluded that profitability to the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. The Trustees considered that the materials indicated that the Fund’s fees are already generally lower than those of its peers, including those with breakpoints. The Trustees noted that the Manager’s profitability also may be an indicator of the availability of any economies of scale. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Benefits derived or to be derived by the Manager and its affiliate from the relationship with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliate, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that produces efficiencies and increased profitability for the Manager and its affiliate, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

36  |  Aquila Tax-Free Trust of Arizona

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/21	Ending(1) Account Value 9/30/21	Expenses(2) Paid During Period 4/1/21 – 9/30/21	Ending Account Value 9/30/21	Expenses(2) Paid During Period 4/1/21 – 9/30/21	Net Annualized Expense Ratio
A	$1,000	$1,007.80	$3.47	$1,021.61	$3.50	0.69%
C	$1,000	$1,003.60	$7.68	$1,017.40	$7.74	1.53%
Y	$1,000	$1,007.70	$2.72	$1,022.36	$2.74	0.54%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

37  |  Aquila Tax-Free Trust of Arizona

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2021, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2021, $6,190,196 of dividends paid by Aquila Tax-Free Trust of Arizona, constituting 100% of total dividends paid were exempt-interest dividends.

Prior to February 15, 2022, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2021 calendar year.

38  |  Aquila Tax-Free Trust of Arizona

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Anthony A. Tanner, Vice President and
Lead Portfolio Manager

Royden P. Durham, Vice President and
Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Robert C. Arnold, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AZSAR-1121

Semi-Annual Report September 30, 2021

Aquila Tax-Free Trust of Oregon Interest Rates: Lower for Longer? Serving Oregon investors since 1986

November, 2021

Dear Fellow Shareholder:

The municipal bond market remains focused on key factors that drive interest rates, which is generally paramount on the minds of municipal bond investors. Included in these factors are Federal monetary and fiscal policies, both of which can have a direct impact on interest rates and, in turn, bond prices. So, what does this mean and how might it impact the municipal bond market and, specifically, your Fund?

Federal Reserve Tapering and Interest Rates

Much of the Federal Reserve (the “Fed”) activity and overall monetary policy is data dependent. The Fed carefully analyzes economic data and monitors current and projected growth. At its Federal Open Market Committee (“FOMC”) meeting in September, the Fed announced that it was preparing to reduce the pace of its monthly bond purchases, a process referred to as “tapering.” That is, tapering the pace of quantitative easing, also known as “QE,” which has been the Fed’s recent monetary policy to help stimulate U.S. economic growth in the wake of the ongoing pandemic. This announcement signaled the beginning of a shift in policy and prompted a change in market sentiment. In early November, the Fed announced that the tapering would begin “later this month” with reductions of $15 billion each month – $10 billion in U.S. Treasuries and $5 billion in mortgage-backed securities – from the current $120 billion a month that the Fed had been buying to reduce outstanding debt. The FOMC also voted to keep the 0%-0.25% target range of the federal funds rate, which affects the general level of interest rates and, subsequently, bond yields. The FOMC stressed that investors should not view the reduction in purchases as a signal that rate hikes are imminent. Officials have said they don’t envision rate hikes will begin until tapering is finished, which based on the current schedule will conclude around July, 2022.

The Potential Impact on Municipal Bond Yields

Much of the municipal bond market’s activity is influenced by the U.S. Treasury market, as determined by the yield ratio of municipal bonds to U.S. Treasury bonds. Municipal/Treasury ratios compare the current yield of municipal bonds to U.S. Treasury bonds and are used to help assess relative value. These ratios neared historical high levels in 2020, fueled by pandemic-related credit fears, only to reverse course during 2021. From a municipal bond perspective, current Municipal/Treasury ratios may generally be considered favorable in terms of offering enhanced relative value.

NOT A PART OF THE SEMI-ANNUAL REPORT

Although yields on municipal bonds have drifted upward, they continue to hover near historical lows. Fixed income investors still find themselves in a low interest rate environment, wondering when they may see more of an opportunity to earn attractive yields on their investments.

While uncertainty remains in terms of when longer term rates may rise, it is important to remember that all too often investors get caught in the trap of trying to “time the market.” Very few people are consistently right in calling securities market or interest rate movements.

Instead of concentrating on what the market is or isn’t doing, we believe:

•	It is prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk. We generally recommend working with a financial professional to develop an asset allocation model to best address these important factors.
•	Actively managed mutual funds may play an important role in your asset allocation model. Fund portfolio managers actively manage fund holdings over time, implementing various strategies based on market expectations that may mitigate the impact of market volatility. For example, fund holdings may be altered by quality rating (with a goal to manage credit risk that may increase with rising rates), as well as by maturity date and coupon (thereby adjusting portfolio duration, or the sensitivity of the fund to movements in interest rates – lower portfolio duration reduces sensitivity to changes in rates).
•	Dollar-cost averaging may also be an important part of your investment plan. Investing a set amount of money on a regular basis regardless of whether the market is up or down removes timing the market from your investment equation. This approach doesn’t guarantee a profit on your shares, nor will it protect against a loss if you redeem your investment in a declining market. However, it generally provides a balanced outcome over the longer term. When interest rates increase and share prices decline, as is bound to happen at some point, you may view that downturn as an opportunity to acquire more shares at a lower price.

The Aquila Advantage

Aquila Group of Funds’ portfolio management teams are locally-based in the states where they invest, providing a distinct advantage that is a hallmark of our investment process. By having an up-close perspective on the economy and bond issuers in their local municipalities, cities and states, our Fund managers are able to gain valuable insights into what’s happening “on the ground” and optimize the investment decision-making process.

NOT A PART OF THE SEMI-ANNUAL REPORT

Our investment professionals draw upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities. Today’s investment landscape is no exception. Regardless of Federal monetary policy and the direction of interest rates, each of our municipal bond funds is actively managed, consistently maintaining broadly diversified, high-quality portfolios, generally with an intermediate average maturity. We remain committed to effective risk management, seeking to provide our shareholders with an appropriate level of risk-adjusted returns.

As always, thank you for being a valued shareholder of Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Rates of inflation have recently risen. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE SEMI-ANNUAL REPORT

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (58.9%)	Ratings Moody’s, S&P and Fitch	Value
	City & County (5.3%)
	Bend, Oregon
$ 2,435,000	4.000%, 06/01/24	Aa2/NR/NR	$ 2,494,852
	Boardman, Oregon Green Bond, Series 2021
1,000,000	4.000%, 06/15/35 BAMAC Insured	NR/AA/NR	1,176,020
	Clackamas County, Oregon Refunding
1,135,000	4.000%, 06/01/24	Aaa/NR/NR	1,163,352
	Clatsop County, Oregon
1,000,000	5.000%, 06/15/32	Aa2/NR/NR	1,274,860
	Deschutes, Oregon Public Library District
1,500,000	4.000%, 06/01/33 Series 2021	Aa2/NR/NR	1,853,160
	Gresham, Oregon Full Faith and Credit Refunding and Project Obligations
1,545,000	5.000%, 05/01/23	Aa2/NR/NR	1,659,670
	Hermiston, Oregon Full Faith and Credit Refunding Obligations
780,000	4.000%, 06/01/32 Series 2020	NR/A+/NR	925,080
	City of Hillsboro, Washington County Oregon Full Faith and Credit Bonds
465,000	5.000%, 06/01/30	Aa1/NR/NR	597,162
	Lake Oswego, Oregon Refunding
3,140,000	4.000%, 12/01/30	Aaa/AAA/NR	3,698,606
	Lebanon, Oregon Refunding
1,050,000	5.000%, 06/01/24	A1/NR/NR	1,129,601
1,165,000	5.000%, 06/01/25	A1/NR/NR	1,345,132
	McMinnville, Oregon Refunding
2,075,000	5.000%, 02/01/27	Aa3/NR/NR	2,378,054
	Multnomah County, Oregon
1,325,000	5.000%, 06/15/29 Series 2021A	Aaa/AAA/NR	1,714,033
3,000,000	5.000%, 06/01/30	Aaa/AAA/NR	3,683,130
	Portland, Oregon Limited Tax, Sellwood Bridge & Archive Space Projects
1,640,000	4.000%, 04/01/29 2017 Series A	Aaa/NR/NR	1,913,732
1,710,000	4.000%, 04/01/30 2017 Series A	Aaa/NR/NR	1,983,514
1,775,000	4.000%, 04/01/31 2017 Series A	Aaa/NR/NR	2,055,432
	Portland, Oregon Public Safety
1,345,000	5.000%, 06/15/25 Series A	Aaa/NR/NR	1,572,009

1  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	City & County (continued)
	Redmond, Oregon Full Faith and Credit Bonds
$ 1,140,000	5.000%, 06/01/34 Series B-1	Aa3/NR/NR	$ 1,428,979
	Redmond, Oregon Refunding
735,000	5.000%, 06/01/23 Series A	Aa3/NR/NR	758,006
	Troutdale, Oregon Refunding
475,000	4.000%, 06/01/30 Series 2021	Aa2/NR/NR	584,184
535,000	4.000%, 06/01/31 Series 2021	Aa2/NR/NR	667,166
	Total City & County		36,055,734

	Community College (4.6%)
	Blue Mountain Community College District Umatilla, Oregon Morrow and Baker Counties Oregon (Umatilla and Morrow Counties Service Area)
970,000	4.000%, 06/15/27 Series 2015	NR/AA+/NR	1,090,910
	Central Oregon Community College District
1,850,000	4.750%, 06/15/22	NR/AA+/NR	1,854,033
2,195,000	4.750%, 06/15/23	NR/AA+/NR	2,199,741
2,175,000	4.750%, 06/15/26	NR/AA+/NR	2,179,807
	Chemeketa, Oregon Community College District
2,000,000	5.000%, 06/15/25	NR/AA+/NR	2,249,740
	Clackamas, Oregon Community College District
1,405,000	5.000%, 06/15/27 Series A	Aa1/AA+/NR	1,635,378
	Columbia Gorge, Oregon Community College District, Refunding
1,000,000	4.000%, 06/15/24	Aa1/NR/NR	1,026,140
	Lane, Oregon Community College
1,840,000	5.000%, 06/15/24	NR/AA+/NR	1,900,518
1,750,000	4.000%, 06/15/24	Aa1/NR/NR	1,923,582
1,930,000	5.000%, 06/15/30 Series 2020 A	Aa1/NR/NR	2,552,348
1,735,000	4.000%, 06/15/32 Series 2020 A	Aa1/NR/NR	2,104,087
1,000,000	4.000%, 06/15/33 Series 2020 A	Aa1/NR/NR	1,208,660
750,000	4.000%, 06/15/34 Series 2020 A	Aa1/NR/NR	903,420
	Linn Benton, Oregon Community College
1,520,000	5.000%, 06/01/27	NR/AA+/NR	1,765,799

2  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Community College (continued)
	Mount Hood, Oregon Community College District Refunding
$ 1,865,000	5.000%, 06/01/27	Aa2/NR/NR	$ 2,239,138
1,000,000	5.000%, 06/01/29	Aa2/NR/NR	1,194,510
	Oregon Coast Community College District State
1,770,000	5.000%, 06/15/25	Aa1/NR/NR	1,828,215
	Rogue, Oregon Community College District
1,375,000	4.000%, 06/15/29 Series B	Aa1/NR/NR	1,571,309
	Total Community College		31,427,335

	Hospital (0.8%)
	Pacific Communities Health District, Oregon
1,220,000	5.000%, 06/01/29	A1/NR/NR	1,440,100
1,060,000	5.000%, 06/01/30	A1/NR/NR	1,244,896
1,000,000	5.000%, 06/01/31	A1/NR/NR	1,171,460
1,200,000	5.000%, 06/01/32	A1/NR/NR	1,403,376
	Total Hospital		5,259,832

	School District (34.0%)
	Clackamas County, Oregon School District #12 (North Clackamas)
1,165,000	5.000%, 06/15/25	Aa1/AA+/NR	1,358,355
3,205,000	5.000%, 06/15/30	Aa1/AA+/NR	3,946,861
4,725,000	5.000%, 06/15/31	Aa1/AA+/NR	5,793,748
1,100,000	5.000%, 06/15/32	Aa1/NR/NR	1,376,716
2,160,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,670,559
3,000,000	5.000%, 06/15/34 Series B	Aa1/AA+/NR	3,649,170
	Clackamas County, Oregon School District #62 (Oregon City)
1,310,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	1,648,989
	Clackamas County, Oregon School District #86 (Canby)
750,000	4.000%, 06/15/33 Series 2020 A	Aa1/NR/NR	909,915
1,660,000	4.000%, 06/15/34 Series 2020 A	Aa1/NR/NR	1,999,570

3  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Clackamas & Washington Counties, Oregon School District No. 3JT (West Linn-Wilsonville)
$ 3,500,000	5.000%, 06/15/26	Aa1/AA+/NR	$ 4,085,095
5,500,000	5.000%, 06/15/27	Aa1/AA+/NR	6,410,635
1,115,000	5.000%, 06/15/28	Aa1/AA+/NR	1,296,935
1,000,000	5.000%, 06/15/32	Aa1/NR/NR	1,303,890
1,000,000	5.000%, 06/15/33	Aa1/NR/NR	1,299,630
	Clatsop County, Oregon School District #1C (Astoria)
1,080,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	1,385,802
1,215,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,554,082
	Clatsop County, Oregon School District #30 (Warrenton-Hammond)
1,590,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	2,040,208
1,145,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,464,547
1,690,000	5.000%, 06/15/34 Series B	Aa1/NR/NR	2,148,835
	Clatsop County, Oregon School District #10 (Seaside)
1,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	1,236,370
	Columbia County, Oregon School District #502 (St. Helens)
1,000,000	5.000%, 06/15/34	Aa1/NR/NR	1,210,230
	Columbia & Clatsop Counties, Oregon School District #6J (Clatskanie)
665,000	4.000%, 06/15/35 Series 2021	NR/AA+/NR	808,906
	Coos County, Oregon School District #9 (Coos Bay)
1,035,000	5.000%, 06/15/32	NR/AA+/NR	1,291,576
	Benton & Linn Counties, Oregon School District #509J (Corvallis)
2,000,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	2,502,820
1,615,000	5.000%, 06/15/32 Series B	Aa1/AA+/NR	2,015,358
1,000,000	4.000%, 06/15/32 Series 2020	Aa1/NR/NR	1,221,890
	Deschutes County, Oregon Administrative School District #1 (Bend - La Pine)
740,000	5.000%, 06/15/30	Aa1/NR/NR	953,586
3,000,000	4.000%, 06/15/30	Aa1/AA+/NR	3,504,150
2,150,000	5.000%, 06/15/31	Aa1/NR/NR	2,756,945
1,470,000	4.000%, 06/15/32	Aa1/NR/NR	1,754,563

4  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Deschutes and Jefferson Counties, Oregon School District #02J (Redmond)
$ 1,025,000	zero coupon, 06/15/23	Aa1/NR/NR	$ 1,021,013
	Deschutes and Jefferson Counties, Oregon School District #6 (Sisters)
750,000	4.000, 06/15/33 Series 2021	Aa1/NR/NR	920,992
	Greater Albany School District #8J (Linn & Benton Counties)
1,000,000	5.000%, 06/15/30	Aa1/AA+/NR	1,225,220
	Hood River County, Oregon School District
2,260,000	4.000%, 06/15/30	NR/AA+/NR	2,580,423
2,400,000	4.000%, 06/15/31	NR/AA+/NR	2,735,520
	Jackson County, Oregon School District #5 (Ashland)
1,385,000	5.000%, 06/15/28	Aa1/AA+/NR	1,753,424
2,700,000	5.000%, 06/15/29 Series 2019	Aa1/AA+/NR	3,495,042
550,000	5.000%, 06/15/30 Series 2019	Aa1/AA+/NR	709,219
2,845,000	5.000%, 06/15/34	Aa1/AA+/NR	3,617,417
	Jackson County, Oregon School District #6 (Central Point)
2,665,000	5.000%, 06/15/31	Aa1/NR/NR	3,408,322
	Jackson County, Oregon School District #549C (Medford)
750,000	4.000%, 12/15/33 Series 2021	Aa3/NR/NR	921,555
570,000	4.000%, 12/15/34 Series 2021	Aa3/NR/NR	698,033
	Lane County, Oregon School District #4J (Eugene) Refunding
2,765,000	3.000%, 06/15/24	Aa1/NR/NR	2,961,177
	Lane County, Oregon School District #19 (Springfield)
1,000,000	5.000%, 06/15/25	Aa1/AA+/NR	1,165,170
1,735,000	5.000%, 06/15/27	Aa1/AA+/NR	2,018,794
	Lane County, Oregon School District #69 (Junction City)
630,000	5.000%, 06/15/25	Aa1/NR/NR	734,057
	Lane & Douglas Counties, Oregon School District #45J3
2,665,000	4.000%, 06/15/27 Series B	Aa1/NR/NR	3,084,098

5  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Lincoln County, Oregon School District
$ 2,370,000	4.000%, 06/15/24 Series A	Aa1/NR/NR	$ 2,374,124
	Linn & Marion Counties, Oregon School District #129J (Santiam Canyon)
750,000	5.000%, 06/15/34	NR/AA+/NR	947,348
	Marion County, Oregon School District #103 (Woodburn)
2,140,000	5.000%, 06/15/27	Aa1/NR/NR	2,493,464
2,260,000	5.000%, 06/15/28	Aa1/NR/NR	2,628,764
	Marion & Polk Counties, Oregon School District #24J (Salem-Keizer)
5,000,000	5.000%, 06/15/30	Aa1/AA+/NR	6,295,500
5,525,000	5.000%, 06/15/31	Aa1/AA+/NR	6,942,494
6,600,000	5.000%, 06/15/33 Series 2020B	Aa1/AA+/NR	8,602,704
2,650,000	5.000%, 06/15/35 Series 2020B	Aa1/AA+/NR	3,427,643
	Multnomah County, Oregon School District #1J (Portland)
2,970,000	5.000%, 06/15/26 Series B	Aa1/AA+/NR	3,464,119
5,000,000	5.000%, 06/15/29 Series 2020	Aa1/AA+/NR	6,480,900
9,945,000	4.000%, 06/15/32 Series 2020 B	Aa1/AA+/NR	12,225,090
	Multnomah County, Oregon School District #7 (Reynolds)
5,680,000	5.000%, 06/15/26 Series A	Aa1/NR/NR	6,624,982
1,500,000	5.000%, 06/15/27 Series A	Aa1/NR/NR	1,745,355
1,825,000	5.000%, 06/15/28 Series A	Aa1/NR/NR	2,119,135
	Multnomah County, Oregon School District #40 (David Douglas)
1,500,000	5.000%, 06/15/23 Series A	NR/AA+/NR	1,549,710
	Multnomah and Clackamas Counties, Oregon School District #10 (Gresham-Barlow)
1,535,000	5.000%, 06/15/29	Aa1/NR/NR	1,984,371
1,175,000	5.000%, 06/15/31	Aa1/AA+/NR	1,440,773
2,500,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	3,090,925
	Multnomah and Clackamas Counties, Oregon School District #28JT (Centennial)
1,260,000	5.000%, 06/15/34 Series 2020	Aa1/NR/NR	1,638,088
715,000	5.000%, 06/15/35 Series 2020	Aa1/NR/NR	927,534

6  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Polk, Marion & Benton Counties, Oregon School District #13J (Central)
$ 1,515,000	4.000%, 02/01/28	NR/AA+/NR	$ 1,683,771
	Tillamook & Yamhill Counties, Oregon School District #101 (Nestucca Valley)
1,275,000	5.000%, 06/15/31	NR/AA+/NR	1,595,548
	Umatilla County, Oregon School District #8 (Hermiston)
2,750,000	5.000%, 06/15/30	NR/AA+/NR	3,658,243
	Washington County, Oregon School District #48J (Beaverton)
1,500,000	5.000%, 06/15/27 Series C	Aa1/AA+/NR	1,851,060
2,400,000	5.000%, 06/15/35 Series C	Aa1/AA+/NR	2,907,552
	Washington & Clackamas Counties, Oregon School District #23J (Tigard)
2,405,000	5.000%, 06/15/30	Aa1/AA+/NR	2,940,666
1,000,000	5.000%, 06/15/31 Series A	Aa1/AA+/NR	1,282,300
1,000,000	5.000%, 06/15/32 Series A	Aa1/AA+/NR	1,279,080
	Washington, Clackamas & Yamhill Counties, Oregon School District #88J
2,785,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	3,443,290
2,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,523,840
	Washington, Multnomah & Yamhill Counties, Oregon School District #1J (Hillsboro)
3,105,000	5.000%, 06/15/30	Aa1/NR/NR	3,829,552
2,110,000	5.000%, 06/15/31	Aa1/NR/NR	2,592,536
1,750,000	4.000%, 06/15/32	Aa1/NR/NR	2,138,308
2,175,000	4.000%, 06/15/33	Aa1/NR/NR	2,648,693
	Yamhill, Clackamas & Washington Counties, Oregon School District #29J (Newberg)
1,000,000	4.000%, 06/15/32	Aa1/NR/NR	1,243,780
3,210,000	4.000%, 06/15/33	Aa1/NR/NR	3,967,977
4,565,000	4.000%, 06/15/34 Series 2021B	Aa1/NR/NR	5,621,843
3,685,000	4.000%, 06/15/35 Series 2021B	Aa1/NR/NR	4,519,542
	Yamhill County, Oregon School District #8 (Dayton)
1,045,000	5.000%, 06/15/32	NR/AA+/NR	1,323,461
1,080,000	5.000%, 06/15/33	NR/AA+/NR	1,363,759
900,000	5.000%, 06/15/34	NR/AA+/NR	1,129,347

7  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Yamhill County, Oregon School District #40 (McMinnville)
$ 1,000,000	4.000%, 06/15/29	Aa1/AA+/NR	$ 1,147,740
1,000,000	4.000%, 06/15/30	Aa1/AA+/NR	1,145,750
	Total School District		231,490,073

	Special District (4.4%)
	Bend, Oregon Metropolitan Park & Recreational District
1,430,000	4.000%, 06/01/27	Aa3/NR/NR	1,512,111
	Clackamas County, Oregon Fire District No. 1
1,020,000	4.000%, 06/01/30	NR/AA/NR	1,184,434
2,705,000	4.000%, 06/01/31	NR/AA/NR	3,120,758
	Metro, Oregon
4,000,000	4.000%, 06/01/26 Series A	Aaa/AAA/NR	4,097,200
5,160,000	4.000%, 06/01/33 Series 2020 A	Aaa/AAA/NR	6,327,192
1,400,000	4.000%, 06/01/34 Series 2020 A	Aaa/AAA/NR	1,710,856
	Tualatin Hills, Oregon Park & Recreational District
3,480,000	5.000%, 06/01/23	Aa1/NR/NR	3,757,739
4,725,000	5.000%, 06/01/24	Aa1/NR/NR	5,319,122
2,775,000	5.000%, 06/01/26	Aa1/NR/NR	3,234,762
	Total Special District		30,264,174

	State (8.7%)
	State of Oregon
750,000	5.000%, 05/01/25 Series A	Aa1/AA+/AA+	840,480
600,000	5.000%, 05/01/31 Series 2018A	Aa1/AA+/AA+	750,690
2,000,000	5.000%, 06/01/33 Series 2021E	Aa1/AA+/AA+	2,672,420
	State of Oregon Article XI-F(1) University Project
835,000	4.000%, 08/01/35 Series H	Aa1/AA+/AA+	1,033,054
1,250,000	5.000%, 08/01/31 Series I	Aa1/AA+/AA+	1,533,525
	State of Oregon Article XI-G Community College Projects
	State of Oregon Article XI-G Higher Education
500,000	5.000%, 08/01/25 Series O	Aa1/AA+/AA+	586,685

8  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	State (continued)
	State of Oregon Article XI-M Seismic Projects
$ 1,000,000	5.000%, 06/01/30	Aa1/AA+/AA+	$ 1,196,540
	State of Oregon Article XI-M and XI-N Seismic Projects
1,200,000	5.000%, 06/01/31 Series E	Aa1/AA+/AA+	1,580,448
2,325,000	5.000%, 06/01/32 Series E	Aa1/AA+/AA+	3,051,190
765,000	5.000%, 06/01/33 Series E	Aa1/AA+/AA+	1,000,674
1,125,000	5.000%, 06/01/34 Series E	Aa1/AA+/AA+	1,466,707
	State of Oregon Article XI-Q State Projects
2,140,000	5.000%, 11/01/28	Aa1/AA+/AA+	2,555,502
1,000,000	5.000%, 11/01/30	Aa1/AA+/AA+	1,193,160
2,000,000	5.000%, 11/01/31	Aa1/AA+/AA+	2,386,320
2,920,000	5.000%, 05/01/31 Series A	Aa1/AA+/AA+	3,755,675
4,000,000	5.000%, 05/01/32 Series A	Aa1/AA+/AA+	5,131,200
1,195,000	5.000%, 05/01/28 Series D	Aa1/AA+/AA+	1,427,021
1,255,000	5.000%, 05/01/29 Series D	Aa1/AA+/AA+	1,497,416
1,000,000	5.000%, 05/01/30 Series D	Aa1/AA+/AA+	1,193,160
2,300,000	5.000%, 05/01/28 Series F	Aa1/AA+/AA+	2,658,478
1,500,000	5.000%, 05/01/33 Series N	Aa1/AA+/AA+	1,945,035
1,680,000	5.000%, 05/01/34 Series N	Aa1/AA+/AA+	2,173,130
	State of Oregon Higher Education
1,000,000	5.000%, 08/01/28 Series A	Aa1/AA+/AA+	1,166,310
1,390,000	5.000%, 08/01/31 Series G	Aa1/AA+/AA+	1,798,535
1,920,000	5.000%, 08/01/32 Series G	Aa1/AA+/AA+	2,478,355
3,000,000	5.000%, 08/01/33 Series G	Aa1/AA+/AA+	3,860,760
1,900,000	5.000%, 08/01/34 Series G	Aa1/AA+/AA+	2,439,372
1,250,000	5.000%, 08/01/30 Series L	Aa1/AA+/AA+	1,537,412
1,300,000	5.000%, 08/01/32 Series L	Aa1/AA+/AA+	1,591,915
	State of Oregon Veteran's Welfare
450,000	1.950%, 06/01/31 Series 2020 I	Aa1/AA+/AA+	463,162
2,000,000	2.150%, 12/01/34 Series 2020 I	Aa1/AA+/AA+	2,064,200
	Total State		59,028,531

9  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Transportation (1.1%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
$ 5,000,000	5.000%, 11/15/29 Series B	Aa1/AAA/AA+	$ 6,132,200
	State of Oregon ODOT Projects
1,020,000	5.000%, 11/15/30 Series M	Aa1/AA+/AA+	1,244,665
	Total Transportation		7,376,865
	Total General Obligation Bonds		400,902,544

	Revenue Bonds (23.2%)
	City & County (0.8%)
	Beaverton, Oregon Special Revenue Bonds
200,000	5.000%, 06/01/32 Series 2020A	Aa3/NR/NR	259,604
500,000	5.000%, 06/01/33 Series 2020A	Aa3/NR/NR	645,960
400,000	5.000%, 06/01/34 Series 2020A	Aa3/NR/NR	514,688
	Newport, Oregon Urban Renewal Obligations, Refunding
565,000	4.500%, 06/15/22 Series B	NR/AA-/NR	566,153
	Portland, Oregon River District Urban Renewal and Redevelopment
1,600,000	5.000%, 06/15/22 Series B	Aa3/NR/NR	1,654,352
1,830,000	5.000%, 06/15/23 Series B	Aa3/NR/NR	1,891,561
	Total City & County		5,532,318

	Electric (1.8%)
	Eugene, Oregon Electric Utility Refunding System
2,875,000	5.000%, 08/01/29 Series A	Aa2/AA-/AA-	3,447,326
4,030,000	5.000%, 08/01/30 Series A	Aa2/AA-/AA-	4,819,558
	Northern Wasco County, Oregon Peoples Utility District (McNary Dam Fishway Hydroelectric Project), Refunding
1,585,000	5.000%, 12/01/21 Series A	NR/AA-/NR	1,597,157
	Warm Springs Reservation, Oregon Confederated Tribes, Hydroelectric Revenue, Tribal Economic Development, Pelton Round Butte Proj 2019 B Green Bond
500,000	5.000%, 11/01/32 144A	A3/NR/NR	608,460
1,000,000	5.000%, 11/01/33 144A	A3/NR/NR	1,213,350
500,000	5.000%, 11/01/34 144A	A3/NR/NR	604,975
	Total Electric		12,290,826

10  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (0.3%)
	Oregon State Facilities Authority (Reed College Project)
$ 500,000	5.000%, 07/01/30 Series A	Aa2/AA-/NR	$ 608,950
1,135,000	4.000%, 07/01/31 Series A	Aa2/AA-/NR	1,310,221
	Total Higher Education		1,919,171

	Hospital (0.9%)
	Oregon Health Sciences University
2,000,000	5.000%, 07/01/23 Series A	Aa3/AA-/AA-	2,068,780
500,000	5.000%, 07/01/30 Series A	Aa3/AA-/AA-	647,030
250,000	5.000%, 07/01/31 Series A	Aa3/AA-/AA-	321,875
1,250,000	5.000%, 07/01/28 Series B	Aa3/AA-/AA-	1,487,150
1,000,000	5.000%, 07/01/33 Series B	Aa3/AA-/AA-	1,187,810
	Total Hospital		5,712,645

	Housing (0.2%)
	Clackamas County, Oregon Housing Authority Multifamily Housing Revenue (Easton Ridge Apartments Project)
1,310,000	4.000%, 09/01/27 Series A	Aa2/NR/NR	1,358,811
	State of Oregon Housing and Community Services
105,000	1.800%, 01/01/23	Aa2/NR/NR	105,498
	Total Housing		1,464,309

	Lottery (3.1%)
	Oregon State Department of Administration Services (Lottery Revenue)
2,000,000	5.000%, 04/01/32 Series A	Aa2/AAA/NR	2,542,120
1,000,000	5.000%, 04/01/33 Series A	Aa2/AAA/NR	1,266,630
1,000,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,115,350
4,000,000	5.000%, 04/01/30 Series C	Aa2/AAA/NR	4,869,760
5,000,000	5.000%, 04/01/26 Series D	Aa2/AAA/NR	5,786,250
4,000,000	5.000%, 04/01/28 Series D	Aa2/AAA/NR	4,613,960
1,000,000	5.000%, 04/01/29 Series D	Aa2/AAA/NR	1,152,360
	Total Lottery		21,346,430

11  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Sales Tax (0.1%)
	Metro, Oregon Dedicated Tax Revenue (Oregon Convention Center Hotel)
$ 750,000	5.000%, 06/15/31	Aa3/NR/NR	$ 913,125

	Transportation (5.6%)
	Oregon State Department Transportation Highway Usertax (Subordinate Lien)
6,000,000	5.000%, 11/15/35 Series A	Aa2/AA+/AA+	7,690,800
1,250,000	5.000%, 11/15/35 Series 2020A	Aa2/AA+/AA+	1,643,100
5,000,000	5.000%, 11/15/36 Series 2020A	Aa2/AA+/AA+	6,520,900
	Port Portland, Oregon Airport Revenue Refunding, Portland International Airport Series Twenty Three
2,525,000	5.000%, 07/01/26	NR/A+/NR	2,947,382
1,000,000	5.000%, 07/01/28	NR/A+/NR	1,160,810
2,390,000	5.000%, 07/01/29	NR/A+/NR	2,774,336
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
1,100,000	5.000%, 10/01/27 Series A	A3/A/NR	1,354,430
2,000,000	5.000%, 10/01/30 Series A	A3/A/NR	2,456,100
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
1,000,000	5.000%, 09/01/25 Series A	Aaa/AAA/NR	1,176,150
1,890,000	5.000%, 09/01/28 Series A	Aaa/AAA/NR	2,290,737
1,650,000	5.000%, 09/01/29 Series A	Aaa/AAA/NR	1,996,285
3,975,000	5.000%, 09/01/30 Series A	Aaa/AAA/NR	4,796,434
1,000,000	5.000%, 09/01/31 Series A	Aaa/AAA/NR	1,236,120
	Total Transportation		38,043,584

	Water and Sewer (10.4%)
	Beaverton, Oregon Water Revenue
1,000,000	5.000%, 04/01/32 Series 2020	NR/AA+/NR	1,296,070
	Bend, Oregon Water Revenue, Bridge Creek Project
695,000	5.000%, 12/01/30	Aa2/AA/NR	828,072
	Clackamas County, Oregon Service District No. 1
2,240,000	5.000%, 12/01/26	NR/AAA/NR	2,730,448
	Clean Water Services, Oregon Refunding (Senior Lien)
1,510,000	5.000%, 10/01/27	Aa1/AAA/NR	1,885,144

12  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (continued)
	Eugene, Oregon Water Utility System
$ 115,000	5.000%, 08/01/28	Aa2/AA/AA+	$ 138,498
450,000	5.000%, 08/01/29	Aa2/AA/AA+	540,526
	Grants Pass, Oregon
1,000,000	4.000%, 12/01/23	NR/AA/NR	1,043,290
	Hillsboro, Oregon Water System
1,630,000	5.000%, 06/01/31	Aa2/NR/NR	2,089,660
1,710,000	5.000%, 06/01/32	Aa2/NR/NR	2,185,175
	Portland, Oregon Sewer System (Second Lien)
5,405,000	4.500%, 05/01/31 Series A	Aa2/AA/NR	6,295,744
6,355,000	5.000%, 03/01/32 Series A	Aa2/AA/NR	8,181,872
2,000,000	5.000%, 10/01/25 Series B	Aa2/AA/NR	2,277,820
2,000,000	5.000%, 06/01/26 Series B	Aa2/AA/NR	2,327,380
2,000,000	5.000%, 06/01/27 Series B	Aa2/AA/NR	2,323,420
2,000,000	5.000%, 03/01/33 Series 2019 A	Aa2/AA/NR	2,567,320
1,000,000	5.000%, 03/01/34 Series 2019 A	Aa2/AA/NR	1,279,720
2,500,000	4.000%, 03/01/33 Series 2020A	Aa2/AA/NR	3,060,050
	Portland, Oregon Water System (First Lien)
3,230,000	5.000%, 05/01/27 Series A	Aa1/NR/NR	3,614,338
3,500,000	5.000%, 06/01/28 Series A	Aa1/AA+/NR	4,057,725
	Portland, Oregon Water System (Second Lien)
2,590,000	5.000%, 05/01/31 Series A	Aa2/NR/NR	3,359,515
2,000,000	5.000%, 05/01/32 Series A	Aa2/NR/NR	2,585,220
2,000,000	5.000%, 05/01/33 Series A	Aa2/NR/NR	2,577,340
5,000,000	4.000%, 05/01/33 Series 2021B	Aa2/AA/NR	6,194,900
	Portland, Oregon Water System Revenue Refunding (Junior Lien)
2,000,000	5.000%, 10/01/23	Aa2/NR/NR	2,143,440
	Salem, Oregon Water & Sewer Revenue Refunding
3,500,000	5.000%, 06/01/25	Aa2/NR/NR	4,072,915
	Seaside, Oregon Wastewater System
1,000,000	4.250%, 07/01/26	A3/NR/NR	1,001,730
	Total Water and Sewer		70,657,332
	Total Revenue Bonds		157,879,740

13  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (15.5%)††	Ratings Moody’s, S&P and Fitch	Value
	Pre-Refunded General Obligation Bonds (8.5%)
	City & County (0.2%)
	Canby, Oregon
$ 1,405,000	4.000%, 12/01/24 AGMC Insured	Aa2/NR/NR	$ 1,440,856

	Higher Education (0.8%)
	Oregon State Higher Education
1,000,000	5.000%, 08/01/25 Series C	Aa1/AA+/AA+	1,132,720
1,795,000	5.000%, 08/01/27 Series C	Aa1/AA+/AA+	2,033,232
	Oregon State, Oregon University System
1,170,000	4.000%, 08/01/25 Series B	Aa1/AA+/AA+	1,207,417
1,090,000	5.000%, 08/01/25 Series N	Aa1/AA+/AA+	1,185,473
	Total Higher Education		5,558,842

	School District (6.7%)
	Clackamas County, Oregon School District #12 (North Clackamas)
2,450,000	5.000%, 06/15/25	Aa1/AA+/NR	2,761,224
1,500,000	5.000%, 06/15/26	Aa1/AA+/NR	1,690,545
	Clackamas County, Oregon School District #62 (Oregon City)
440,000	5.000%, 06/01/29 AGMC Insured	NR/AA/NR	494,463
560,000	5.000%, 06/01/29 AGMC Insured	Aa3/AA/NR	630,112
	Clackamas County, Oregon School District #86 (Canby)
1,800,000	5.000%, 06/15/24	Aa1/AA+/NR	1,861,200
1,110,000	5.000%, 06/15/25 Series A	Aa1/AA+/NR	1,147,740
	Jefferson County, Oregon School District #509J
1,400,000	5.000%, 06/15/25	Aa1/NR/NR	1,512,798
	Klamath County, Oregon School District
1,250,000	5.000%, 06/15/24	NR/AA+/NR	1,350,713
	Lane County, Oregon School District #4J (Eugene) Refunding
2,850,000	4.000%, 06/15/24	Aa1/NR/NR	2,927,036
4,575,000	5.000%, 06/15/26	Aa1/NR/NR	5,156,162
	Marion & Clackamas Counties, Oregon School District #4J (Silver Falls)
1,260,000	5.000%, 06/15/24	Aa1/NR/NR	1,361,518

14  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	School District (continued)
	Union County, Oregon School District #1 (La Grande)
$ 1,000,000	5.000%, 06/15/27	Aa1/NR/NR	$ 1,168,650
	Washington County, Oregon School District #48J (Beaverton)
2,750,000	4.000%, 06/15/25	Aa1/AA+/NR	2,824,333
2,275,000	4.000%, 06/15/23 Series B	Aa1/AA+/NR	2,336,493
5,290,000	4.000%, 06/15/24 Series B	Aa1/AA+/NR	5,432,989
3,000,000	5.000%, 06/15/25 Series 2014B	Aa1/AA+/NR	3,381,090
3,000,000	5.000%, 06/15/28 Series 2014B	Aa1/AA+/NR	3,381,090
1,845,000	5.000%, 06/15/29 Series 2014B	Aa1/AA+/NR	2,079,370
	Washington, Multnomah & Yamhill Counties, Oregon School District #1J (Hillsboro)
1,535,000	4.000%, 06/15/25	Aa1/NR/NR	1,576,491
	Yamhill County, Oregon School District #40 (McMinnville)
2,255,000	4.000%, 06/15/26	Aa1/NR/NR	2,400,515
	Total School District		45,474,532

	State (0.8%)
	State of Oregon
1,470,000	4.000%, 11/01/26 Series M	Aa1/AA+/AA+	1,474,292
	State of Oregon Article XI-G Community College Projects
1,160,000	5.000%, 08/01/27 Series J	Aa1/AA+/AA+	1,361,376
	State of Oregon Article XI-G Higher Education
1,000,000	5.000%, 08/01/26 Series O	Aa1/AA+/AA+	1,173,600
1,000,000	5.000%, 08/01/27 Series O	Aa1/AA+/AA+	1,173,600
	Total State		5,182,868
	Total Pre-Refunded General Obligation Bonds		57,657,098

15  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (7.0%)	Ratings Moody’s, S&P and Fitch	Value
	Higher Education (0.9%)
	Oregon State Facilities Authority (Lewis & Clark College Project)
$ 1,000,000	5.250%, 10/01/24 Series A	A3/A-/NR	$ 1,000,000
3,000,000	5.000%, 10/01/27 Series A	A3/A-/NR	3,000,000
	Oregon State Facilities Authority (Linfield College Project)
1,180,000	5.000%, 10/01/22 Series A ETM	Baa2/NR/NR	1,233,430
1,000,000	5.000%, 10/01/23 Series A ETM	Baa2/NR/NR	1,089,070
	Total Higher Education		6,322,500

	Lottery (0.5%)
	Oregon State Department of Administration Services (Lottery Revenue)
1,715,000	5.000%, 04/01/24 Series B	Aa2/AAA/NR	1,756,126
1,500,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,535,970
	Total Lottery		3,292,096

	Transportation (3.9%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
3,605,000	5.000%, 11/15/24 Series A	Aa1/AAA/AA+	3,800,355
625,000	5.000%, 11/15/25 Series A	Aa1/AAA/AA+	658,869
1,000,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,100,980
1,040,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,191,382
8,000,000	5.000%, 11/15/28 Series A	Aa1/AAA/AA+	9,164,480
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
1,685,000	5.000%, 10/01/24 Series A	A3/A/NR	1,685,000
3,480,000	5.000%, 10/01/26 Series A	A3/A/NR	3,480,000
3,000,000	5.000%, 10/01/27 Series A	A3/A/NR	3,000,000
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
2,010,000	5.000%, 09/01/29 Series B	Aaa/AAA/NR	2,366,474
	Total Transportation		26,447,540

16  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch	Value
	Water and Sewer (1.7%)
	Madras, Oregon
$ 725,000	4.500%, 02/15/27	A3/NR/NR	$ 767,028
	Tigard, Oregon Water System Revenue Refunding
2,565,000	5.000%, 08/01/24	Aa3/AA-/NR	2,668,190
	Washington County, Oregon Clean Water Services Sewer (Senior Lien)
1,010,000	4.000%, 10/01/22 Series B	Aa1/AAA/NR	1,010,000
1,500,000	4.000%, 10/01/23 Series B	Aa1/AAA/NR	1,500,000
2,850,000	4.000%, 10/01/26 Series B	Aa1/AAA/NR	2,850,000
2,745,000	4.000%, 10/01/28 Series B	Aa1/AAA/NR	2,745,000
	Total Water and Sewer		11,540,218
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		47,602,354
	Total Pre-Refunded\Escrowed to Maturity Bonds		105,259,452
	Total Municipal Bonds (cost $637,193,351)		664,041,736

Shares	Short-Term Investment (1.5%)
10,588,036	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%** (cost $10,588,036)	Aaa-mf/AAAm/NR	10,588,036

	Total Investments (cost $647,781,387-note 4)	99.1%	674,629,772
	Other assets less liabilities	0.9	6,350,458
	Net Assets	100.0%	$ 680,980,230

17  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Portfolio Distribution By Quality Rating	Percentage of Investments†
Aaa of Moody’s or AAA of S&P	11.1%
Pre-refunded bonds/ETM bonds††	15.9
Aa of Moody’s or AA of S&P or Fitch	69.6
A of Moody's or S&P	3.4
100.0%

PORTFOLIO ABBREVIATIONS
AGMC - Assured Guaranty Municipal Corp. BAMAC - Build America Mutual Assurance Co. ETM - Escrowed to Maturity NR - Not Rated ODOT - Oregon Department of Transportation

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

Note: 144A – Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

18  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2021 (unaudited)

ASSETS
Investments at value (cost $647,781,387)	$674,629,772
Interest receivable	8,832,825
Receivable for investment securities sold	356,598
Receivable for Fund shares sold	257,170
Other assets	38,773
Total assets	684,115,138

LIABILITIES
Payable for investment securities purchased	1,762,181
Payable for Fund shares redeemed	796,174
Management fee payable	219,406
Dividends payable	177,055
Distribution and service fees payable	1,338
Accrued expenses payable	178,754
Total liabilities	3,134,908
NET ASSETS	$680,980,230

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$608,698
Additional paid-in capital	655,126,931
Total distributable earnings	25,244,601
$680,980,230
CLASS A
Net Assets	$381,141,748
Capital shares outstanding	34,058,049
Net asset value and redemption price per share	$11.19
Maximum offering price per share (100/97 of $11.19)	$11.54

CLASS C
Net Assets	$11,223,442
Capital shares outstanding	1,003,881
Net asset value and offering price per share	$11.18

CLASS F
Net Assets	$4,543,880
Capital shares outstanding	406,910
Net asset value and offering price per share	$11.17

CLASS Y
Net Assets	$284,071,160
Capital shares outstanding	25,400,920
Net asset value, offering and redemption price per share	$11.18

See accompanying notes to financial statements.

19  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2021 (unaudited)

Investment income
Interest income		$7,175,904

Expenses
Management fee (note 3)	$1,367,903
Distribution and service fee (note 3)	348,796
Transfer and shareholder servicing agent fees	171,766
Trustees’ fees and expenses (note 6)	72,254
Legal fees	64,026
Registration fees and dues	27,382
Insurance	16,264
Auditing and tax fees	15,743
Custodian fees	11,528
Shareholders’ reports and proxy statements	11,082
Compliance services (note 3)	4,037
Credit facility fees (note 10)	3,554
Miscellaneous	28,736
Total expenses	2,143,071

Management fee waived (note 3)	(28,286)
Net expenses		2,114,785
Net investment income		5,061,119

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	8,145
Change in unrealized appreciation on investments	(3,331,850)

Net realized and unrealized gain (loss) on investments		(3,323,705)
Net change in net assets resulting from operations		$1,737,414

See accompanying notes to financial statements.

20  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31, 2021
OPERATIONS
Net investment income	$5,061,119	$10,679,773
Net realized gain (loss) from securities transactions	8,145	4,809
Change in unrealized appreciation (depreciation) on investments	(3,331,850)	5,785,150
Change in net assets resulting from operations	1,737,414	16,469,732

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,732,930)	(6,032,054)

Class C Shares	(36,261)	(107,574)

Class F Shares	(32,748)	(48,211)

Class Y Shares	(2,259,172)	(4,490,588)
Change in net assets from distributions	(5,061,111)	(10,678,427)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	63,554,211	135,714,642
Reinvested dividends and distributions	3,984,733	8,577,205
Cost of shares redeemed	(60,978,149)	(101,602,801)
Change in net assets from capital share transactions	6,560,795	42,689,046

Change in net assets	3,237,098	48,480,351

NET ASSETS:
Beginning of period	677,743,132	629,262,781
End of period	$680,980,230	$677,743,132

See accompanying notes to financial statements.

21  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (unaudited)

1. Organization

Aquila Tax-Free Trust of Oregon (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on June 27, 2020, is the successor to Aquila Tax-Free Trust of Oregon. Aquila Tax-Free Trust of Oregon transferred all of its assets and liabilities in exchange for shares of the Fund on June 26, 2020 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Aquila Tax-Free Trust of Oregon on May 29, 2020. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Aquila Tax-Free Trust of Oregon received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

22  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of September 30, 2021:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$10,588,036
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	664,041,736
Level 3 – Significant Unobservable Inputs	—
Total	$674,629,772
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

23  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2021, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% of net assets of the Fund. The Manager has contractually agreed to waive its fees through September 30, 2022 to the extent necessary in order to pass savings through to the shareholders recognized under the Sub-Advisory Agreement (as described below) such that its fees are as follows: the annual rate shall be equivalent to 0.40% of net assets of the Fund up to $400 million; 0.38% of the Fund’s net assets above that amount to $1 billion and 0.36% of the Fund’s net assets above $1 billion. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended September 30, 2021, the Fund incurred management fees of $1,367,903, of which $28,286 was waived.

24  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. Starting December 1, 2019, for its services, the Sub-Adviser has contractually agreed to waive its fee through September 30, 2022 such that its annual rate of fees is at 0.16% of net assets of the Fund up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the six months ended September 30, 2021, distribution fees on Class A Shares amounted to $286,319 of which the Distributor retained $12,230.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2021, amounted to $46,858. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the six months ended September 30, 2021, amounted to $15,619. The total of these payments made with respect to Class C Shares amounted to $62,477 of which the Distributor retained $15,135.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Oregon, with the bulk of any sales commissions inuring to such financial intermediaries. For the six months ended September 30, 2021, total commissions on sales of Class A Shares amounted to $45,351 of which the Distributor received $14,666.

25  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the six months ended September 30, 2021, purchases of securities and proceeds from the sales of securities aggregated $47,146,159 and $41,725,000, respectively.

At September 30, 2021, the aggregate tax cost for all securities was $647,781,387. At September 30, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $28,461,701 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,613,316 for a net unrealized appreciation of $26,848,385.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers’ ability to meet their obligations. For example, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. These amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuers to pay interest and principal on their obligations. At September 30, 2021, the Fund had 100% of its long-term portfolio holdings invested in municipal obligations of issuers within Oregon.

6. Trustees’ Fees and Expenses

At September 30, 2021, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the six months ended September 30, 2021 was $72,254. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the six months ended September 30, 2021, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

26  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Six Months Ended September 30, 2021 (unaudited)		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	1,898,354	$21,453,002	3,484,396	$39,594,767
Reinvested dividends and distributions	222,916	2,514,578	486,451	5,519,231
Cost of shares redeemed	(1,792,308)	(20,253,123)	(3,975,018)	(45,066,877)
Net change	328,962	3,714,457	(4,171)	47,121

Class C Shares
Proceeds from shares sold	37,148	419,352	166,864	1,894,819
Reinvested dividends and distributions	3,070	34,599	9,036	102,392
Cost of shares redeemed	(235,837)	(2,664,076)	(440,727)	(5,007,989)
Net change	(195,619)	(2,210,125)	(264,827)	(3,010,778)

Class F Shares
Proceeds from shares sold	96,795	1,091,616	164,146	1,864,657
Reinvested dividends and distributions	2,910	32,748	4,263	48,256
Cost of shares redeemed	(21,276)	(240,047)	(29,602)	(336,067)
Net change	78,429	884,317	138,807	1,576,846

Class Y Shares
Proceeds from shares sold	3,595,488	40,590,241	8,132,460	92,360,399
Reinvested dividends and distributions	124,466	1,402,808	256,422	2,907,326
Cost of shares redeemed	(3,350,612)	(37,820,903)	(4,519,601)	(51,191,868)
Net change	369,342	4,172,146	3,869,281	44,075,857
Total transactions in Fund shares	581,114	$6,560,795	3,739,090	$42,689,046

27  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2021, the Fund had capital loss carry forwards of $1,929,746 of which $728,448 retains its character of short-term and $1,201,298 retains its character of long-term; both have no expiration. As of March 31, 2021, the Fund had post-October losses of $7,722, which is deferred until fiscal 2022 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020
Net tax-exempt income	$10,674,155	$11,785,976
Ordinary Income	4,272	201,298
	$10,678,427	$11,987,274

As of March 31, 2021, the components of distributable earnings on a tax basis were:

Unrealized appreciation	$30,194,523
Undistributed tax-exempt income	499,629
Accumulated net loss on investments	(1,929,746)
Post October losses	(7,722)
Other temporary differences	(188,386)
$28,568,298

28  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) SEPTEMBER 30, 2021 (unaudited)

The difference between book basis and tax basis undistributed income is due to the timing difference, post October losses, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the six months ended September 30, 2021.

11. Ongoing Events: COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

29  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.25	$11.13	$10.98	$10.81	$10.99	$11.33
Income (loss) from investment operations:
Net investment income(1)	0.08	0.18	0.21	0.24	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	(0.06)	0.12	0.15	0.17	(0.18)	(0.35)
Total from investment operations	0.02	0.30	0.36	0.41	0.08	(0.07)
Less distributions (note 9):
Dividends from net investment income	(0.08)	(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Distributions from capital gains	––	––	—	—	—	—
Total distributions	(0.08)	(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Net asset value, end of period	$11.19	$11.25	$11.13	$10.98	$10.81	$10.99
Total return (not reflecting sales charge)	0.19%(2)	2.68%	3.30%	3.90%	0.68%	(0.66)%
Ratios/supplemental data
Net assets, end of period (in millions)	$381	$379	$375	$368	$390	$414
Ratio of expenses to average net assets	0.67%(3)	0.71%	0.71%	0.70%	0.71%	0.73%
Ratio of net investment income to average net assets	1.43%(3)	1.57%	1.90%	2.27%	2.35%	2.48%
Portfolio turnover rate	6%(2)	5%	12%	10%	8%	13%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.67%(3)	0.72%	0.72%	0.70%	0.72%	0.74%
Ratio of net investment income to average net assets	1.42%(3)	1.56%	1.89%	2.26%	2.34%	2.47%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

30  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.23	$11.12	$10.97	$10.80	$10.98	$11.32
Income (loss) from investment operations:
Net investment income(1)	0.03	0.08	0.12	0.15	0.16	0.18
Net gain (loss) on securities (both realized and unrealized)	(0.05)	0.11	0.15	0.17	(0.18)	(0.35)
Total from investment operations	(0.02)	0.19	0.27	0.32	(0.02)	(0.17)
Less distributions (note 9):
Dividends from net investment income	(0.03)	(0.08)	(0.12)	(0.15)	(0.16)	(0.17)
Distributions from capital gains	––	––	—	—	—	—
Total distributions	(0.03)	(0.08)	(0.12)	(0.15)	(0.16)	(0.17)
Net asset value, end of period	$11.18	$11.23	$11.12	$10.97	$10.80	$10.98
Total return (not reflecting CDSC)	(0.16%)(2)	1.72%	2.43%	3.02%	(0.18)%	(1.50)%
Ratios/supplemental data
Net assets, end of period (in millions)	$11	$13	$16	$20	$28	$38
Ratio of expenses to average net assets	1.52%(3)	1.56%	1.56%	1.54%	1.56%	1.59%
Ratio of net investment income to average net assets	0.58%(3)	0.73%	1.05%	1.42%	1.49%	1.63%
Portfolio turnover rate	6%(2)	5%	12%	10%	8%	13%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	1.52%(3)	1.57%	1.57%	1.55%	1.57%	1.59%
Ratio of net investment income to average net assets	0.57%(3)	0.72%	1.04%	1.42%	1.49%	1.62%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

31  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Six Months Ended 9/30/21 (unaudited)	Year Ended March 31, 2021	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$11.22	$11.11	$10.95	$10.71
Income (loss) from investment operations:
Net investment income(1)	0.09	0.20	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	(0.05)	0.11	0.16	0.24
Total from investment operations	0.04	0.31	0.39	0.32
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.20)	(0.23)	(0.08)
Distributions from capital gains	—	—	—	—
Total distributions	(0.09)	(0.20)	(0.23)	(0.08)
Net asset value, end of period	$11.17	$11.22	$11.11	$10.95
Total return	0.36%(2)	2.77%	3.58%	3.03%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$4	$2	$1
Ratio of expenses to average net assets	0.49%(3)	0.53%	0.53%	0.54%(3)
Ratio of net investment income to average net assets	1.61%(3)	1.73%	2.05%	2.36%(3)
Portfolio turnover rate	6%(2)	5%	12%	10%(3)

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.49%(3)	0.54%	0.54%	0.55%(3)
Ratio of net investment income to average net assets	1.60%(3)	1.72%	2.04%	2.35%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

32  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Six
	Months
	Ended
	9/30/21	Year Ended March 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.24	$11.12	$10.97	$10.80	$10.98	$11.32
Income (loss) from investment operations:
Net investment income(1)	0.09	0.19	0.23	0.26	0.27	0.29
Net gain (loss) on securities (both realized and unrealized)	(0.06)	0.13	0.15	0.17	(0.18)	(0.35)
Total from investment operations	0.03	0.32	0.38	0.43	0.09	(0.06)
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.20)	(0.23)	(0.26)	(0.27)	(0.28)
Distributions from capital gains	––	—	—	—	—	—
Total distributions	(0.09)	(0.20)	(0.23)	(0.26)	(0.27)	(0.28)
Net asset value, end of period	$11.18	$11.24	$11.12	$10.97	$10.80	$10.98
Total return	0.26%(2)	2.83%	3.46%	4.05%	0.83%	(0.51)%
Ratios/supplemental data
Net assets, end of period (in millions)	$284	$281	$235	$213	$209	$186
Ratio of expenses to average net assets	0.52%(3)	0.56%	0.56%	0.55%	0.56%	0.58%
Ratio of net investment income to average net assets	1.58%(3)	1.71%	2.04%	2.42%	2.50%	2.63%
Portfolio turnover rate	6%(2)	5%	12%	10%	8%	13%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.52%(3)	0.57%	0.57%	0.55%	0.57%	0.59%
Ratio of net investment income to average net assets	1.57%(3)	1.71%	2.03%	2.41%	2.49%	2.62%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

33  |  Aquila Tax-Free Trust of Oregon

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

34  |  Aquila Tax-Free Trust of Oregon

Additional Information (unaudited):

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), serves as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 25, 2021 and on September 11, 2021 to review and discuss the contract review materials that were provided in advance of the August 25, 2021 meeting. The Trustees considered, among other things, information presented by the Manager and Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark and comparisons of the advisory fee payable by the Fund under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory and Sub-Advisory Agreements.

At the meeting held on September 11, 2021, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2022.

In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

35  |  Aquila Tax-Free Trust of Oregon

At the direction of the Trustees, the Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s portfolio managers, Messrs. Christopher Johns and Timothy Iltz, and their comprehensive understanding regarding the economy of the State of Oregon and the securities in which the Fund invests. The Trustees also considered the Sub-Adviser’s credit analysis of the securities in which the Fund invests. The Trustees noted that, compared to other Oregon state-specific municipal bond-funds, the portfolio of the Fund generally was of higher quality, and that the Fund did not hold any securities subject to the alternative minimum tax or any securities issued by a U.S. territory.

The Trustees considered that the Manager and the Sub-Adviser had provided all advisory services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

The Trustees also noted that the Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and six other Oregon intermediate and long municipal bond funds, as classified by Morningstar, that charge a front-end sales charge);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Single-State Intermediate Municipal Bond Funds category); and
•	the Fund’s benchmark index, the Bloomberg Quality Intermediate Municipal Bond Index.

36  |  Aquila Tax-Free Trust of Oregon

The Trustees considered that the materials included in the Consultant’s Report indicated that the Fund’s average annual total return was lower than the average annual total return of the funds in the Peer Group for the one, three, five, and ten-year periods ended June 30, 2021. The Trustees noted the difference in the performance between the intermediate and long-maturity funds in the Peer Group. The Trustees considered that the Fund’s average annual total return was lower than the average annual total return of the funds in the Product Category for Performance for each of the one, three, five and ten-year periods ended June 30, 2021. They also considered that the Fund’s average annual return was lower than the average annual return of the benchmark index for the one, three, five and ten-year periods ended June 30, 2021. The Trustees noted that the Fund invests primarily in municipal obligations issued by the State of Oregon, its counties and various other local authorities, while the funds in the Product Category for Performance invest in, and the Fund’s benchmark index includes, municipal bonds of issuers throughout the United States and its territories and that only 1.2% of the benchmark index consists of Oregon bonds. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees or expenses. They also considered that four of the six funds in the Peer Group were long municipal bond funds, while the Fund was a shorter-duration intermediate municipal bond fund.

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the second quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended June 30, 2021. The Trustees further noted that the Fund’s Sharpe ratio was in the fourth quintile for both the three and five-year periods ended June 30, 2021, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

The Trustees discussed the Fund’s performance record with the Manager and the Sub-Adviser and considered the Manager’s and the Sub-Adviser’s view that the Fund’s performance, as compared to its Peer Group, was explained in part by the Fund’s generally higher-quality portfolio and lower duration.

The Trustees considered the Fund’s investment performance to be consistent with the investment objectives of the Fund. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses

The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Single-State Intermediate Municipal Bond Funds and Morningstar Single-State Long Municipal Bond Funds from states within which 4-7 mutual funds are operating, with similar operating expense structures).

37  |  Aquila Tax-Free Trust of Oregon

The Trustees considered that the Fund’s contractual advisory fee was lower than the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level) and lower than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at various asset levels up to $5 billion). They noted that the Fund’s average actual management fee and expenses (for Class A shares) were lower than the average actual management fee and expenses, respectively, of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that the fee rates for those clients were not lower than the contractual fee rate for the Fund. With respect to the Sub-Adviser, the Trustees noted that the fee rates for its separately managed account clients were generally lower than the fees paid to the Sub-Adviser with respect to the Fund. In evaluating the fees associated with the separately managed accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

The Trustees received materials from each of the Manager and the Sub-Adviser related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund, as well as the other financial information provided to the financial review committee. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund supported the renewal of the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing the Fund. They noted that the Fund has in place breakpoints in the sub-advisory fee schedule based on the size of the Fund. In addition, it was noted that the Manager has contractually agreed to waive fees to the extent necessary so that the annual rate payable under the Advisory Agreement shall be equivalent to 0.40% on the Fund’s net assets up to $400 million; 0.38% on assets above that amount to $1 billion in net assets and 0.36% on net assets thereafter. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

38  |  Aquila Tax-Free Trust of Oregon

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

39  |  Aquila Tax-Free Trust of Oregon

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 4/1/21	Ending(1) Account Value 9/30/21	Expenses(2) Paid During Period 4/1/21 – 9/30/21	Ending Account Value 9/30/21	Expenses(2) Paid During Period 4/1/21 – 9/30/21	Net Annualized Expense Ratio
A	$1,000	$1,001.90	$3.36	$1,021.71	$3.40	0.67%
C	$1,000	$ 998.40	$7.61	$1,017.45	$7.69	1.52%
F	$1,000	$1,003.60	$2.46	$1,022.61	$2.48	0.49%
Y	$1,000	$1,002.60	$2.61	$1,022.46	$2.64	0.52%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/365 to reflect the one-half year period.

40  |  Aquila Tax-Free Trust of Oregon

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2021, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2021, $10,674,155 of dividends paid by Aquila Tax-Free Trust of Oregon, constituting 99.9% of total dividends paid during the fiscal year ended March 31, 2021, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2022, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2021 calendar year.

41  |  Aquila Tax-Free Trust of Oregon

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT
222 SW Columbia Street, Suite 1400

Portland, Oregon 97201

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Earnest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Christine L. Neimeth, Vice President

Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-ORSAR-1121

ITEM 2.   CODE OF ETHICS.

Not applicable.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.   INVESTMENTS

(a)                 Schedule I – Included in Item 1 above

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED PURCHASERS

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.   CONTROLS AND PROCEDURES

(a)	Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)	Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.   EXHIBITS

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

December 3, 2021

By:   /s/ Joseph P. DiMaggio

Chief Financial Officer and Treasurer

December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

December 3, 2021

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

December 3, 2021